                                                                  EXHIBIT 10.30

*******************************************************************************







                       TRANSCOASTAL MARINE SERVICES, INC.
                                      and
                        Its Subsidiaries Parties Hereto

                               CREDIT AGREEMENT

                         Dated as of January 13, 1999

                                  $35,000,000






*******************************************************************************

                               TABLE OF CONTENTS


                                                                                                         Page
                                                                                                         ----
ARTICLE I

 Definitions .............................................................................................1
 Section 1.1   Definitions ...............................................................................1
 Section 1.2   Other Definitions Provisions .............................................................12
 Section 1.3   Computation of Time Periods ..............................................................12

ARTICLE II

 Term Loan ..............................................................................................13
 Section 2.1   Term Loan ................................................................................13
 Section 2.2   Note .....................................................................................13
 Section 2.3   Interest .................................................................................13
 Section 2.4   Repayment of Principal and Accrued Interest on the Term Loan .............................13
 Section 2.5   Additional Interest on the Term Loan .....................................................14
 Section 2.6   Use of Proceeds ..........................................................................14
 Section 2.7   Commitment Fee ...........................................................................14
 Section 2.8   Co-Borrowers; Joint and Several Liability ................................................14

ARTICLE III

 Payments ...............................................................................................18
 Section 3.1   Method of Payment ........................................................................18
 Section 3.2   Prepayment ...............................................................................19
 Section 3.3   Taxes ....................................................................................19
 Section 3.4   Computation of Interest ..................................................................20

ARTICLE IV

 Yield Protection and Illegality ........................................................................20
 Section 4.1   Increased Costs ..........................................................................20
 Section 4.2   Capital Adequacy .........................................................................21

ARTICLE V

 Security ...............................................................................................21
 Section 5.1   Collateral ...............................................................................21
 Section 5.2   Setoff ...................................................................................22

                               TABLE OF CONTENTS
                                  (Continued)



                                                                                                        Page
                                                                                                        ----
ARTICLE VI

 Conditions Precedent ...................................................................................23
 Section 6.1   Term Loan ................................................................................23

ARTICLE VII

 Representations and Warranties .........................................................................25
 Section 7.1   Corporate Existence ......................................................................25
 Section 7.2   Financial Statements .....................................................................25
 Section 7.3   Corporate Action; No Breach ..............................................................26
 Section 7.4   Operation of Business ....................................................................26
 Section 7.5   Litigation and Judgments .................................................................26
 Section 7.6   Rights in Properties; Liens ..............................................................26
 Section 7.7   Enforceability ...........................................................................27
 Section 7.8   Approvals ................................................................................27
 Section 7.9   Debt .....................................................................................27
 Section 7.10  Taxes ....................................................................................27
 Section 7.11  Use of Proceeds; Margin Securities .......................................................27
 Section 7.12  ERISA ....................................................................................27
 Section 7.13  Disclosure ...............................................................................27
 Section 7.14  Subsidiaries .............................................................................28
 Section 7.15  Agreements ...............................................................................28
 Section 7.16  Compliance with Laws .....................................................................28
 Section 7.17  Inventory ................................................................................28
 Section 7.18  Investment Company Act ...................................................................28
 Section 7.19  Public Utility Holding Company Act .......................................................28
 Section 7.20  Environmental Matters ....................................................................28
 Section 7.21  Year 2000 Compliance .....................................................................29
 Section 7.22  Insurance ................................................................................30
 Section 7.23  Hedging Agreements .......................................................................31
 Section 7.24  Restriction on Liens .....................................................................31
 Section 7.25  Material Debt Agreements .................................................................31

ARTICLE VIII

Positive Covenants ......................................................................................31
 Section 8.1   Reporting Requirements ...................................................................31

                               TABLE OF CONTENTS
                                  (Continued)

                                                                                                       Page
                                                                                                       -----
 Section 8.2   Maintenance of Existence; Conduct of Business ............................................34
 Section 8.3   Maintenance of Properties ................................................................34
 Section 8.4   Taxes and Claims .........................................................................34
 Section 8.5   Insurance ................................................................................34
 Section 8.6   Inspection Rights ........................................................................35
 Section 8.7   Keeping Books and Records ................................................................35
 Section 8.8   Compliance with Laws .....................................................................35
 Section 8.9   Compliance with Agreements ...............................................................35
 Section 8.10  Further Assurances .......................................................................35
 Section 8.11  ERISA ....................................................................................35
 Section 8.12  Year 2000 Compliant ......................................................................36
 Section 8.13  Mortgaged Property .......................................................................36
 Section 8.14  Subsidiary Guaranties and Pledge of Assets ...............................................36
 Section 8.15  Post Closing Matters .....................................................................37

ARTICLE IX

 Negative Covenants .....................................................................................37
 Section 9.1   Debt .....................................................................................37
 Section 9.2   Limitation on Liens ......................................................................37
 Section 9.3   Mergers, Acquisitions, Etc ...............................................................38
 Section 9.4   Restricted Payments ......................................................................38
 Section 9.5   Investments ..............................................................................39
 Section 9.6   Limitation on Issuance of Capital Stock ..................................................39
 Section 9.7   Transactions With Affiliates .............................................................39
 Section 9.8   Disposition of Assets ....................................................................39
 Section 9.9   Sale and Leaseback .......................................................................40
 Section 9.10  Prepayment of Debt .......................................................................40
 Section 9.11  Nature of Business .......................................................................40
 Section 9.12  Environmental Protection .................................................................40
 Section 9.13  Accounting ...............................................................................40
 Section 9.14  Compliance with ERISA ....................................................................40
 Section 9.15  Proceeds of Note .........................................................................40
 Section 9.16  Negative Pledge Agreements ...............................................................41
 Section 9.17  Hedging Agreements .......................................................................41

                               TABLE OF CONTENTS
                                  (Continued)

                                                                                                        Page
                                                                                                        ----
ARTICLE X

 Financial Covenants ....................................................................................41
 Section 10.1  Consolidated Tangible Net Worth ..........................................................41
 Section 10.2  Capital Expenditures .....................................................................41
 Section 10.3  Total Funded Debt to Capitalization ......................................................42
 Section 10.4  Fixed Charge Coverage Ratio ..............................................................42
 Section 10.5  Senior Funded Debt to EBITDA Coverage Ratio ..............................................42

ARTICLE XI

 Default ................................................................................................42
 Section 11.1  Events of Default ........................................................................42
 Section 11.2  Remedies .................................................................................44
 Section 11.3  Performance by the Lender ................................................................45

ARTICLE XII

 Miscellaneous ..........................................................................................45
 Section 12.1  Expenses .................................................................................45
 Section 12.2  Indemnification ..........................................................................46
 Section 12.3  Limitation of Liability ..................................................................46
 Section 12.4  No Duty ..................................................................................46
 Section 12.5  No Fiduciary Relationship ................................................................46
 Section 12.6  Equitable Relief .........................................................................46
 Section 12.7  No Waiver; Cumulative Remedies ...........................................................47
 Section 12.8  Successors and Assigns ...................................................................47
 Section 12.9  Survival .................................................................................48
 Section 12.10 ENTIRE AGREEMENT .........................................................................48
 Section 12.11 Amendments, Etc . ........................................................................48
 Section 12.12 Maximum Interest Rate ....................................................................48
 Section 12.13 Notices ..................................................................................49
 Section 12.14 LAW AND JURISDICTION .....................................................................49
 Section 12.15 Counterparts .............................................................................50
 Section 12.16 Severability .............................................................................50
 Section 12.17 Headings .................................................................................50
 Section 12.18 Non-Application of Chapter 346 of Texas Finance Code .....................................50
 Section 12.19 Construction .............................................................................50

                               TABLE OF CONTENTS
                                  (Continued)


                                                                                                      Page
                                                                                                      ----
 Section 12.20 Independence of Covenants ...............................................................50
 Section 12.21 JURY WAIVER .............................................................................51
 Section 12.22 Confidentiality .........................................................................51

                               CREDIT AGREEMENT

         THIS CREDIT AGREEMENT, dated as of January 13,1999, is among TRANSCOASTAL MARINE SERVICES, INC., a Delaware corporation and each of the Subsidiaries of TransCoastal which is party hereto (each individually, a "Borrower", and collectively, the "Borrowers"), and HELLER FINANCIAL LEASING, INC., a Delaware corporation ("Lender").

                                   ARTICLE I

                                  Definitions

         Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to, both the singular and the plural forms of the terms defined):

                  "Acts of Mortgage" means those certain Acts of Mortgage, Assignment of Production, Security Agreement and Financing Statements of each Borrower owning Real Property, in favor of the Lender, dated as of even date herewith, as the same may be amended, supplemented or modified from time to time.

                  "Advance" means the advance of the Term Loan in a single advance by the Lender to the Borrowers pursuant to Article II.

                  "Affiliate" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds 10% or more of any class of voting stock of such Person; or (c) 10% or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall the Lender be deemed an Affiliate of any Borrower or any of their Subsidiaries.

                  "Agreement" means this Credit Agreement, as the same may be amended, supplemented or modified from time to time.

                  "Assignment" means that certain Assignment of Notes, Liens, Security Interests and Loan Documents of Subordinated Lender in favor of the Lender and Bank One, dated as of even date herewith.

                  "Bank One" means Bank One, Texas, National Association.

                  "Bank One Loan Documents" means that certain Credit Agreement dated of even date herewith among Bank One and the Borrowers and the other "Loan Documents" as therein defined, as the same may be amended or modified from time to time.

                  "Borrower" and "Borrowers" have the meaning specified in the introductory paragraph of this Agreement.

                  "Business Day" means any day of the year except Saturday, Sunday and any day on which commercial banks are authorized or required to close in Chicago, Illinois, or Houston, Texas and which is also a day on which dealings are carried out in the London interbank Eurodollar market.

                  "Capitalization" means the sum of Total Funded Debt plus Net Worth.

                  "Capital Lease Obligations" means, as to any Person, the capitalized amount, determined in accordance with GAAP, of the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP.

                  "CMLTD" means any contractual principal installment due and payable within one year or less from the time of the calculation thereof on Debt that by its terms is payable more than one year from the date of origination thereof or which is renewable at the option of the obligor beyond one year from such date of origination.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor Federal tax code and the regulations, promulgated and rulings issued thereunder, and any reference to any statutory provision of the Code shall be deemed to be a reference to any successor provision or provisions.

                  "Collateral" has the meaning specified in Section 5.1.

                  "Commitment" means the obligation of the Lender to make the Term Loan to Borrowers in a single Advance in the aggregate principal amount of $35,000,000.

                  "Consolidated" and "Consolidating" refer to the consolidation of the accounts of the TransCoastal and its Subsidiaries in accordance with GAAP.

                  "Consolidated Net Income" means with respect to TransCoastal and its Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of TransCoastal and its Consolidated Subsidiaries after allowances for taxes for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (i) the net income of any Person in which TransCoastal or any of its Consolidated Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of TransCoastal and its Consolidated Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in such period by such other Person to TransCoastal or to one of its Consolidated Subsidiaries, as the case may be; (ii) the net income (but not loss) of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary, or is otherwise restricted or prohibited in each case determined in accordance with GAAP; (iii) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (iv) any extraordinary gains or losses, including gains or losses attributable to Property sales not in the ordinary course of business (net of fees and expenses relating to such transaction); and (v) the cumulative effect of a change in accounting principles and any gains or losses attributable to writeups or writedowns of assets.

                  "Consolidated Subsidiaries" means each Subsidiary of TransCoastal (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of TransCoastal in accordance with GAAP.

                  "Consolidated Tangible Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholders' equity on a Consolidated balance sheet of TransCoastal and its Subsidiaries; provided, however, there shall be added thereto the Subordinated Debt and there shall be excluded therefrom: (a) any amount at which shares of capital stock of TransCoastal appear as an asset on TransCoastal's balance sheet, (b) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or stock over the value assigned thereto, (c) patents, trademarks, trade names, and copyrights, (d) deferred expenses (except deferred expenses incurred in the ordinary course of business), and (e) all other assets which are properly classified as intangible assets.

                  "Debt" of any Person means at any time (without duplication) and whether direct or contingent: (a) obligations for borrowed money which (i) are evidenced by bonds," notes, debentures, loan agreements, credit agreements or similar instruments or agreements and (ii) are or should be shown on a balance sheet as debt in accordance with GAAP,
         (b) obligations to pay the deferred purchase price of property or services, (c) Capital Lease Obligations, (d) Debt or other obligations of others guaranteed, (e) obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person, (f) reimbursement obligations (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, (g) liabilities in respect of unfunded vested benefits under any Plan, (h) Guarantees, and (i) Swap Transactions; provided, however, that Debt shall not include (i) obligations under performance bonds, performance guarantees, surety bonds, appeal bonds, security deposits or similar obligations to the extent incurred in the ordinary course of business, (ii) any trade payables and other current liabilities and deferred credits (in each case other than with respect to borrowed money) incurred in the ordinary course of business which are not overdue by more than 90 days unless either (y) such trade payables, current liabilities or deferred credits are being contested in good faith by appropriate proceedings for which adequate reserves have been made in accordance with GAAP (collectively, the "Contested Amounts") or (z) the aggregate amount of such overdue trade payables, current liabilities and deferred credits (other than Contested Amounts) exceeds $500,000, in which case such excess constitutes "debt"; or (iii) debt arising from agreements of the Borrowers providing for indemnification adjustments, or hold back of purchase price or similar obligations, in each case assumed in connection with the acquisition or disposition of any assets, business or subsidiary otherwise permitted hereunder.

                  "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

                  "Default Rate" means the lesser of (a) the sum of the Interest Rate in effect from day to day plus 4.0%, and (b) the Maximum Rate.

                  "Dickson Payment" has the meaning specified in Section 10.1.

                  "Dollars" and "$" mean lawful money of the United States of America.

                  "EBITDA" means, for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, taxes, depreciation, depletion and amortization, minus all non-cash income (provided that no adjustments shall be made for non-cash items required pursuant to accrual-based GAAP accounting) added to Consolidated Net Income in such period.

                  "Environmental Laws" means any and all applicable foreign, Federal, state, and local laws, regulations, statutes, ordinances, rules, orders, decisions, decrees, judgments, permits, licenses, authorizations and requirements pertaining to health, safety, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq., the Occupational Safety and Health Act, 29 U.S.C. Section 65l et seq., the Clean Air Act, 42 U.S.C. Section 740l et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., and the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., as such laws, regulations, statutes, ordinances, rules, orders, decisions, decrees, judgments, permits, licenses, authorizations and requirements may be amended or supplemented from time to time.

                  "Environmental Liabilities" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law, permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment, resulting from the past, present, or future operations of such Person or its Subsidiaries.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute of similar import, and the regulations and published interpretations thereunder, as in effect from time to time.

                  "ERISA Affiliate" means any corporation or trade or business (whether or not incorporated) which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as any Borrower or is under common control (within the meaning of Section 414(c) of the Code) with any Borrower.

                  "Eurocurrency Liabilities" has the meaning prescribed to such term in Regulation D of the Federal Reserve Board, as in effect from time to time.

                  "Event of Default" has the meaning specified in Section 11.1.

                  "Excluded Equipment" means the equipment, machinery and vessels described on Schedule 1.

                  "Financing Transaction" means any Swap Transaction that is intended primarily as a borrowing of funds.

                  "Fixed Charge Coverage" means all EBITDA plus all Operating Lease expenses less cash taxes, less cash dividends divided by the sum of interest expense plus Operating Lease expenses plus contractual principal reductions required during the period of calculation (including the principal component of Capital Lease Obligation payments), plus nondiscretionary capital expenditures (not less than $4,000,000 per annum). This ratio shall be calculated on a cumulative quarterly basis beginning January 1, 1999, until such time as four quarters have been reached at December 31, 1999, at which time the covenant shall be calculated on a Rolling Period basis. The first covenant test for the Fixed Charge Coverage Ratio will be determined as of March 31, 1999.

                  "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

                  "Governmental Authority" means any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

                  "Government Requirement" means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

                  "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Guarantor" means, individually and/or collectively, any Person who executes a Guaranty.

                  "Guaranty" means, individually and/or collectively, the guaranty and/or guaranties executed and/or to be executed from time to time in the future by any and all Subsidiaries of TransCoastal, any of the Borrowers, or any of their Subsidiaries, in each case, acquired or created after the date hereof, for the benefit of the Lender, relating to the Obligations, in form satisfactory to Lender, as any of such guaranties, from time to time, may be amended, modified, restated or supplemented.

                  "Hazardous Material" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.

                  "Hedging Agreements" means any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction.

                  "Increased Costs" has the meaning specified in Section 4.1.

                  "Insufficiency" means, with respect to any Plan, the amount, if any, but which the present value of the accrued benefits under such Plan exceeds the fair market value of the assets of such Plan allocable to such benefits, provided that with respect to any offset arrangement between any Plans, the assets of the Plans attributable to such offset arrangement shall be aggregated in determining whether an Insufficiency exists for the Plan to which the offset applies.

                  "Insurance Assignment" means each Assignment of Insurances of each Borrower owning a Vessel which is covered by a Vessel Mortgage in favor of the Lender, as the same may be amended, supplemented or modified from time to time.

                  "Intercreditor Agreement" means that certain Intercreditor Agreement dated as of even date of herewith by and among Borrowers, Lender, and Bank One, as the same may be amended, supplemented, or modified from time to time.

                  "Interest Period" means each calendar quarter ending on the day immediately preceding the next scheduled Payment Date.

                  "Interest Rate" has the meaning specified in Section 2.3.

                  "Lender" has the meaning specified in the first paragraph of this Agreement, and shall include any financial institution which becomes a Lender pursuant to Section 12.8.

                  "LIBOR Rate" means the interest rate per annum determined by the Lender and equal to the interest rate per annum based on the rates at which Dollar deposits with a six-month period are displayed on the "LIBOR" page of the Reuters Monitor Money Rates Service ("Reuters") at or about 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period; provided, that if two or more such rates appear on such page, the rate will be the arithmetic average of such displayed rates will be used; provided further, that if there are fewer than two offered rates or Reuters ceases to provide LIBOR quotations, such rate shall be the average rate of interest determined by the Lender at which deposits in Dollars are offered for six-month periods by Bankers Trust Company and The Chase Manhattan Bank (or their respective successors) to banks with combined capital and surplus in excess of $500,000,000 in the London interbank market as of 11:00 A.M. (London time) on the applicable interest rate determination date.

                  "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

                  "Loan Documents" means this Agreement and all promissory notes, security agreements, deeds of trust, acts of mortgage, vessel mortgages, assignments, guaranties, and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

                  "Maintenance Capital Expenditures" means all non-discretionary capital expenditures required by Borrowers and their Subsidiaries to maintain their current level of business operations, but not less than $4,000,000 during any Rolling Period.

                  "Material Adverse Effect" means a material adverse effect on any Borrower's or any Subsidiary's ability (considered as a whole) to meet its obligations to the Lender under the Loan Documents or a material adverse effect (considered as a whole) on the business, operations, assets or financial condition of any of the Borrowers or any of the Subsidiaries considered as a whole.

                  "Maturity Date" means 11:00 A.M. Chicago, Illinois time on January 1, 2006, or such earlier date and time on which the Commitments terminate as provided in this Agreement.

                  "Maximum Rate" means, at any time and with respect to the Lender, the maximum rate of interest under applicable law that the Lender may charge the Borrowers. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrowers at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the indicated rate ceiling described in, and computed in accordance with, Chapter 303 of the Texas Finance Code.

                  "Multi-employer Plan" means a Multi-employer plan defined as such in Section 4001(a)(3) of ERISA to which any Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "Multiple Employer Plan" means an employee benefit plan, other than a Multiemployer Plan, subject to Title IV of ERISA to which any Borrower or any ERISA Affiliate, and more than one employer other than any Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which any Borrower or any ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

                  "Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholder's equity on a consolidated balance sheet of TransCoastal and its Subsidiaries.

                  "Note" means the promissory note of the Borrowers dated of even date herewith and payable to the order of the Lender, the original principal amount of $35,000,000, and all extensions, renewals, amendments, rearrangements, increases, and/or modifications thereof, and/or all substitutions therefor.

                  "Obligated Party" means any Guarantor or any other Person who is or becomes party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.

                  "Obligations" means all obligations, indebtedness, and liabilities of the Borrowers to the Lender, or any of them, arising pursuant to any of the Loan Documents, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligations, indebtedness, and liabilities of the Borrowers under this Agreement and the other Loan Documents, and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

                  "Operating Lease" means any lease (other than a lease constituting a Capital Lease Obligation) of real or personal property.

                  "Other Taxes" has the meaning specified in Section 3.4(b).

                  "Payment Date" means the first day of each January, April, July and October, in each year, the first of which shall be April 1, 1999.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

                  "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, firm or other entity, or a government of any political subdivision or agency, department or instrumentality thereof.

                  "Plan" means any employee benefit plan (other than a Multi-employer Plan) which is (or, in the event that any such plan has been terminated within five years after a transaction described in
         Section 4069 of ERISA, was) maintained for employees of the Borrowers or any ERISA Affiliate and is covered by Title IV of ERISA.

                  "PMSI Property" means any Property of the Borrowers or any Subsidiary (a) now owned which is encumbered by a Permitted Lien in respect of the financing thereof other than in favor of Bank One or the Subordinated Lender or (b) hereafter acquired and encumbered by Liens permitted under Section 9.2(g).

                  "Prepayment Make-Whole Amount" means (a) 3% of any amount prepaid during the one year period ending the first anniversary date of the making of the Term Loan, (b) 2% of any amount prepaid during the two year period beginning on the day immediately after the first anniversary date of the making of the Term Loan and ending on the third anniversary date of the making of the Term Loan, and, (c) 1% of any amount prepaid thereafter.

                  "Principal Office" means the principal office of the Lender, presently located at 500 West Monroe Street, Suite 1600, Chicago, Illinois 60661.

                  "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "Real Property" the real property and related improvements and fixtures described and/or located on the real property described on Schedule 2.

                  "Release" means, as to any Person, any material release, spill, emission, leaking, pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or out of property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or property.

                  "Remedial Action" means all actions required to (a) clean up, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

                  "Responsible Officer" means, as to any Person, the Chief Executive Officer, the President or any Executive Vice President or Senior Vice President of such Person and, with respect to financial matters, the term "Responsible Officer" shall mean the Chief Executive Officer, Executive Vice President, Chief Financial Officer, or the Director of Finance of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of TransCoastal.

                  "RICO" means the Racketeer Influenced and Corrupt Organization Act of 1970, as amended from time to time.

                  "Rolling Period" shall mean each four-quarter period, ending on the last day of each March, June, September and December.

                  "Security Agreement" means the Security Agreement of the Borrowers for the benefit of the Lender, dated as of even date herewith, together with all Security Agreements of any Subsidiary formed or acquired after the date hereof, as the same may be amended, supplemented, or modified from time to time.

                  "Senior Funded Debt" means all obligations for borrowed money from the Lender and Bank One, Capital Lease Obligations, letters of credit, Guarantees and Guaranties.

                  "Subordinated Debt" means all Debt of any or all of Borrowers which is subordinated pursuant to a subordination agreement on terms satisfactory to the Lender, in Lender's sole discretion, including, without limitation, the Debt as in effect (without amendment) as of the date hereof to Subordinated Lender subject to the Subordination Agreement.

                  "Subordinated Lender" means the Joint Energy Development Investments II Limited Partnership II, a Delaware limited partnership.

                  "Subordinated Liens" means all Liens in favor of Subordinated Lender that are permitted under and covered by the Subordination Agreement.

                  "Subordinated Loan Documents" mean the loan documents in favor of and/or payable to the Subordinated Lender (and any successor and/or assign(s)) which are subject to the Subordination Agreement.

                  "Subordination Agreement" means that certain Subordination and Intercreditor Agreement dated as of even date herewith, among the Lender, Bank One, the Borrowers and Subordinated Lender, as the same may be amended, supplemented, or modified from time to time.

                  "Subsidiary" means any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by any Borrower or one or more of the Subsidiaries or by any Borrower and one or more of the Subsidiaries.

                  "Swap Transaction" means any interest rate, currency or commodity swap, collar or cap or other similar derivatives-related transaction.

                  "Taxes" has the meaning specified in Section 3.3(a).

                  "Term Loan" means the loan to the Borrowers by the Lender in original principal amount of the Commitment.

                  "Termination Event" means (a) the occurrence with respect to any Plan or Multiemployer Plan of a "reportable event," as such term is described in Section 4043 of ERISA (other than a "reportable event," not subject to the provision for 30-day notice to the PBGC), or an event described in Section 4062(e) of ERISA, or (b) the withdrawal by any Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in Section 4001(a)(2) of ERISA, or the incurrence of liability by any Borrower or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan or (c) the distribution of a notice of intent to terminate a Plan pursuant to
         Section 4041(a)(2) of ERISA or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution to proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

                  "Total Funded Debt" means any Debt that by its terms is payable more than one year from the date of origination thereof or which is renewable at the option of the obligor beyond one year from such date or origination.

                  "TransCoastal" means TransCoastal Marine Services, Inc., a Delaware corporation.

                  "UCC" means the Uniform Commercial Code as in effect in the State of Texas.

                  "Vessel Mortgage" means each ship, fleet and/or naval mortgage of Borrower owning a Vessel in favor of the Lender, dated as of the date hereof, and all subsequent ship, fleet and/or naval mortgage hereafter executed and delivered by any Borrower or any Subsidiary pursuant to the terms hereof, as the same may be amended, supplemented or modified from time to time.

                  "Vessels" means all vessels now owned or hereafter acquired by any Borrower or any Subsidiary (other than the Excluded Equipment), including, without limitation, the vessels listed on
         Schedule 3.

                  "Withdrawal Liability" has the meaning specified for such term in Part I of Subtitle E of Title V of ERISA.

                   "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, fixtures, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date-sensitive functions before, during and after the year 2000.

         Section 1.2 Other Definitional Provisions. The words "hereof," "herein," and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC. The term "including" means "including, without limitation."

         Section 1.3 Computation of Time Periods. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "until" and "to" each means "to but excluding." Unless otherwise indicated, all references to a particular time are references to Chicago, Illinois time.

                                  ARTICLE II

                                   Term Loan

         Section 2.1 Term Loan. Subject to the terms and conditions of this Agreement, the Lender agrees to make the Term Loan to the Borrowers in one Advance in an aggregate principal amount equal to the amount of the Lender's Commitment.

         Section 2.2 Note. The obligation of the Borrowers to repay the Term Loan and interest thereon shall be evidenced by the Note executed jointly and severally by the Borrowers, payable to the order of the Lender, in the original principal amount of the Lender's Commitment as originally in effect, and dated the date hereof.

         Section 2.3 Interest. The unpaid principal amount of the Term Loan shall bear interest at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, or (b) the sum of the LIBOR Rate, plus 2.5% (the "Interest Rate"). If at any time the Interest Rate for the Term Loan shall exceed the Maximum Rate, thereby causing the interest accruing on the Term Loan to be limited to the Maximum Rate, then any subsequent reduction in the Interest Rate for the Term Loan shall not reduce the rate of interest on the Term Loan below the Maximum Rate until the aggregate amount of interest accrued on the Term Loan equals the aggregate amount of interest which would have accrued on the Term Loan if the Interest Rate had at all times been in effect.

         Section 2.4 Repayment of Principal and Accrued Interest on the Term Loan. The Borrowers jointly and severally agree to repay the unpaid principal amount of the Term Loan and accrued and unpaid interest thereon as follows:

                  (a) four installments in the principal amount of $875,000 each, plus accrued and unpaid interest on the Term Loan, shall be due and payable in the year 1999, the first installment of which shall be due and payable on April 1, 1999, with subsequent installments to be due and payable on each subsequent Payment Date until and including January 1, 2000; and thereafter

                  (b) 23 subsequent installments in the principal amount of $1,312,500 each, plus accrued and unpaid interest on the Term Loan shall be due and payable thereafter, the first installment of which shall be due and payable on April 1, 2000, with subsequent installments to be due and payable on each subsequent Payment Date until and including October 1, 2005; and thereafter

                  (c) a final installment in the entire remaining outstanding principal amount of the Term Loan, plus accrued and unpaid interest thereon, shall be due and payable in full on the Maturity Date.

Notwithstanding the foregoing, any outstanding principal of the Term Loan and (to the fullest extent permitted by law) any other amount payable by the Borrowers under this Agreement or any other Loan Document that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise, and without taking into account any applicable grace or cure periods) shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand. In addition to the foregoing, if any outstanding principal of the Term Loan and (to the fullest extent permitted by law) any other amount payable by Borrowers under this Agreement or any other Loan Documents is not paid in full within 10 days after the date when due (whether at stated maturity, by acceleration, or otherwise, and without taking into account any applicable grace or cure periods), Borrowers jointly and severally agree to pay, upon demand by the Lender therefor, a late payment fee in the amount of 5% of such amount not paid within 10 days of the date when due.

         Section 2.5 Additional Interest on the Term Loan. If the Lender is required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, and if as a result thereof there is an increase in the cost to the Lender of agreeing to make or making, funding or maintaining the Term Loan, then the Borrowers shall from time to time, upon demand by the Lender, pay to the Lender additional amounts as additional interest sufficient to compensate the Lender for such increased cost. A certificate as to the basis for such increased cost, in reasonable detail and specifying the amount requested submitted to the Borrowers by the Lender shall be conclusive and binding absent manifest error.

         Section 2.6 Use of Proceeds. The proceeds of the Term Loan shall be used by the Borrowers to refinance $35,000,000 of senior indebtedness currently outstanding to Subordinated Lender.

         Section 2.7 Commitment Fee. The Borrowers have paid to the Lender a commitment fee equal to $175,000.

         Section 2.8 Co-Borrowers; Joint and Several Liability.

                  (a) Each Borrower acknowledges and agrees that it has determined independently that, in light of the conduct of the business of Borrowers as an integrated operation and a common enterprise that requires financing on a basis permitting the availability of credit to each Borrower, it will benefit specifically, directly and materially from the advances of credit contemplated by the Lender's financing and that the value of the consideration it is receiving from the Term Loan made hereunder is reasonably worth at least the sum at which it is taken by such Borrower.

                  (b) It is expressly agreed and understood by each Borrower that the Lender shall have no responsibility to inquire in the apportionment, allocation, or disposition of the Term Loan to Borrowers. The Term Loan is to be made for the collective account of Borrowers.

                  (c) Each Borrower hereby jointly, severally, irrevocably, and unconditionally guarantees to the Lender the full and prompt payment of each of the Obligations under the Loan Documents by each other Borrower and the performance by each other Borrower of such Borrower's Obligations hereunder and thereunder and shall fully and promptly perform all of the Obligations and agrees, as a primary obligation, to indemnify the Lender on demand for and against any loss incurred by the Lender as a result of any voidable, unenforceable, or ineffective provision herein or in any of the Loan Documents, for any reason whatsoever, whether or not known to the Lender, or any Person, the amount of such loss being in the amount to which the Lender would otherwise have been entitled to recover from borrowers. This is a guaranty of payment and of performance and not of collection.

                  (d) Each Borrower consents and agrees that the Lender may, at any time and from time to time, without notice or demand, except as otherwise required herein, whether before or after any actual or purported termination, repudiation or revocation of any of the Loan Documents, including this Agreement, by any one or more Borrowers, and without affecting the enforceability or continuing effectiveness hereof as to each Borrower, agree with one or more Borrowers or any other Person to: (i) supplement, restate, compromise, modify, amend, increase, decrease, extend, discharge, renew, accelerate, or otherwise change the time for payment or the terms of the Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (ii) supplement, restate, modify, amend, increase, decrease or waive, or enter into or give any agreement, approval, or consent with respect to, the Obligations or any part thereof, or any of the Loan Documents or any additional security or guarantees, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iii) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof, (iv) accept partial payments on the Obligations; (v) receive and hold additional security or guarantees for the Obligations or any part thereof; (vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer or enforce any security or guarantees, and apply any security and direct the order or manner of the sale thereof as the Lender in its sole and absolute discretion may determine; (vii) release any Person from any personal liability with respect to the Obligations or any part thereof; (viii) settle, discharge, release on terms satisfactory to the Lender or by operation of applicable laws or otherwise liquidate or enforce any Obligations and any security therefor or guaranty thereof in any manner, consent to the transfer of any security and bid and purchase at any sale; (ix) consent to the merger, change, or any other restructuring or termination of the corporate existence of any Borrower and correspondingly restructure the Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Borrower or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations, or (x) take or refrain from taking any other action as the Lender, in its sole and absolute discretion, may elect, or any or some of the foregoing.

                  (e) The Lender may enforce this Agreement independently as to each Borrower and independently of any other remedy or security the Lender at any time may have or hold in connection with the Obligations or the Loan Documents, or both, and it shall not be necessary for the Lender to marshal assets in favor of any Borrower or any other Person or to proceed upon or against or exhaust any security or remedy before proceeding to enforce this Agreement. Each Borrower expressly waives any right to require the Lender to marshal assets in favor of any Borrower, or any other Person or to proceed against any other Borrower or any collateral provided by any Person, and agrees that the Lender may proceed against one or more Borrowers or any Collateral in such order as it shall determine in its sole and absolute discretion.

                  (f) If any Borrower makes a payment in respect of the Obligations, it shall have the rights of contribution and reimbursement set forth below against the other Borrowers, and shall be indemnified as set forth below; provided that no Borrower shall enforce its rights to any payment by exercising its rights of contribution, reimbursement or indemnification unless and until all the obligations shall have been paid in full. Each Borrower waives any right of subrogation, contribution, reimbursement, and other rights of indemnity it may have against any Obligated Party.

                  (g) If any Borrower makes a payment in respect of the Obligations that is greater than its Pro Rata Percentage (hereinafter defined) of the Obligations, calculated as of the date such payment is made, the Borrower making such payment shall have the right to receive from each of the other Borrowers, and the other Borrowers jointly and severally agree to pay to such Borrower, when permitted by paragraph (f) above, an amount such that the net payments made by the Borrowers in respect of the Obligations shall be shared among the Borrowers pro rata in proportion to their respective Pro Rata Percentages of the Obligations. The Borrowers hereby jointly and severally indemnify each of the other Borrowers and jointly and severally agree to hold each of them harmless from and against any and all amounts which any such Borrower shall ever be required to pay in respect of the Obligations in excess of such Borrower's respective Pro Rata Percentage of the Obligations. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of any Borrower that shall accrue pursuant to this Agreement shall be paid nor shall it be deemed owed pursuant to this Agreement or any Loan Documents unless and until all of the Obligations shall be paid in full. As used herein, the term "Pro Rata Percentage" shall mean, for each Borrower, the percentage derived by dividing (a) the amount by which the fair saleable value of its assets on December 30, 1998, exceeds its liabilities (such excess for each Borrower, its "Net Worth"), by (b) the Net Worth of all of the Borrowers.

                  (h) The Lender may file a separate action or actions against any Borrower, whether such action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Each Borrower agrees that the Lender and any Responsible Officer of any Borrower may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the continuing efficacy of this Agreement.

                  (i) The Lender's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations that thereafter shall be required to be restored or returned by the Lender, all as though such amount had not been paid. The rights of the Lender created or granted herein and the enforceability of this Agreement at all times shall remain effective to cover the full amount to all the Obligations even though the Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any Obligated Party or any Borrower and whether or not any Obligated Party or any other Borrower shall have any personal liability with respect thereto.

                  (j) To the maximum extent permitted by applicable law, each Borrower expressly waives any and all defenses now or hereafter arising or asserted by reason of (i) any disability or other defense of any other Borrower with respect to the Obligations, (ii) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations, (iii) the cessation for any cause whatsoever of the liability of any other Borrower (other than by reason of the full payment and performance of all Obligations), (iv) any failure of the Lender to marshal assets in favor of any Borrower or any other Person, (v) any failure of the Lender to give notice of sale or other disposition of Collateral to any Borrower or any other Person, or any defect in any notice that may be given in connection with any sale or disposition of Collateral, (vi) any failure of the Lender to comply with applicable law in connection with the sale or other disposition of any Collateral or other security for any Obligation, including any failure of the Lender to conduct a commercially reasonable sale or other disposition of any Collateral or other security for any Obligation, (vii) any act or omission of the Lender or others that directly or indirectly results in or aids the discharge or release of any Borrower any other Obligated Party, or the Obligations or any security or guaranty therefor by operation of law or otherwise, (viii) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (ix) any failure of the Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (x) the election by the Lender of the application or non-application of Section 1111(b)(2) of the Federal
Bankruptcy Code, (xi) any extension of credit or the grant of any lien under
Section 364 of the Federal Bankruptcy Code, (xii) any use of cash collateral under Section 363 of the Federal Bankruptcy Code, (xiii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (xiv) the avoidance of any lien in favor of the Lender for any reason, or (xv) any action taken by the Lender that is authorized by this Agreement or any Loan Document. Until such time, if any, as all of the Obligations have been paid and performed in full and no portion of any commitment of the Lender to any Borrower under any Loan Document remains in effect, no Borrower shall have any right of subrogation, contribution, reimbursement or indemnity, and each Borrower expressly waives any right to enforce any remedy that the Lender may now have or hereafter may have against any other Person, and waives the benefit of, or any right to participate in, any Collateral now or hereafter held by the Lender. Each Borrower expressly waives all presentments, demands for payment or performance, notices of nonpayment, notices of intent to accelerate, notices of acceleration and notices of nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Agreement or of the existence, creation or incurring of new or additional Obligations.

                  (k) To the fullest extent permitted by applicable law, each Borrower expressly waives any suretyship defenses to the enforcement of this Agreement or any rights of the Lender created or granted hereby or to the recovery by any such Person including any other Obligated Party, against any Borrower, or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Borrowers and may preclude Borrowers from obtaining reimbursement or contribution from the other Borrowers. Each Borrower expressly waives any defenses or benefits that may be derived pursuant to or from Rule 31 of the Texas Rules of Civil Procedure, Section 17.001 of the Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code, as amended, or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under Texas law or other applicable law.

                  (l) Each Borrower warrants and agrees that each of the waivers and consents set forth in this Section 2.8 are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Borrower otherwise may have against the other Borrowers, the Lender or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

                  (m) Each Borrower represents and warrants to the Lender that
(i) such Borrower has established adequate means of obtaining from the other Borrowers on a continuing basis financial and other information pertaining to the business, operations, and condition (financial and otherwise) of the other Borrowers, and their property, and (ii) such Borrower now is and hereafter will be familiar with the business, operations and condition (financial and otherwise) of the other Borrowers, and their property. Each Borrower hereby waives and relinquishes any duty on the part of the Lender to disclose to such Borrower any matter, fact or thing relating to the business, operations or condition (financial or otherwise) of the other Borrowers, or the property of the other Borrowers, whether now or hereafter known by the Lender during the term of this Agreement.

                                  ARTICLE III

                                    Payments

         Section 3.1 Method of Payment. All payments of principal, interest, and other amounts to be made by the Borrowers under this Agreement and the other Loan Documents shall be made to the Lender at such places as the Lender may designate in Dollars and in immediately available funds, without setoff, deduction, or counterclaim, not later than 11:00 A.M. on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrowers shall, at the time of making each such payment, specify to the Lender the sums payable by the Borrowers under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that the Borrowers fail to so specify, or if a Default has occurred and is continuing, the Lender may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion). Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and letter of credit and facility fees, as the case may be. Unless otherwise agreed to in writing or otherwise required by applicable law, payments will be applied first to any unpaid collection costs, late charges and other charges and fees, then to accrued, unpaid interest, and any remaining amount to principal, provided, however, upon delinquency or other default, the Lender reserves the right to apply payments among principal, interest, late charges, collection costs and other charges and fees at its sole discretion.

         Section 3.2 Prepayment. (a) The Borrowers may, upon at least thirty days prior notice to the lender, prepay the term loan in whole on any Payment Date or from time to time in part on any Payment Date, in each case with accrued interest to the date of prepayment on the amount so prepaid, plus the applicable Prepayment Make-Whole Amount, provided that each partial prepayment shall be in the principal amount of $1,000,000 or an integral multiple thereof. All notices under this Section shall be irrevocable and shall be given not later than 11:00 A.M. on the day which is not less than the number of days specified above for such notice.

                  (b) Prepayment Make-Whole Amounts are (i) payable as liquidated damages, (ii) are a reasonable pre-estimate of the losses, costs and expenses that the Lender would incur for any prepayment to which such Prepayment Make-Whole Amount pertains, (iii) are not a penalty, (iv) will not require claim for, or proof of, actual damages, and (v) the Lender's determination thereof shall constitute prima facie evidence that such determination is accurate and correct.

                  (c) if at any time any of the Borrowers or any Subsidiary sells or otherwise disposes any of its fixed assets securing the Obligations or issues or incurs any other Debt, the Borrower or Subsidiary involved shall immediately (and in any event with three Business Days) notify the Lender in writing of such event and pursuant to this Section 3.2(c), the Lender shall have 30 days to direct the Borrowers that: (i) 100% of the proceeds received shall be applied as a mandatory prepayment on the Note immediately (and in any event within three Business Days) after receipt of notice of the Lender's direction; or (h) the Lender has decided that no mandatory prepayment is required as a result thereof. Nothing in this Section 3.2(c) shall be construed as approval for any disposition of Collateral, which is expressly prohibited by
Section 9.8.

         Section 3.3 Taxes.

                  (a) All payments by the Borrowers of principal of and interest on the Term Loan and of all fees and other amounts payable under any Loan Document are payable without deduction for or on account of any present or future taxes, levies, imposts, deductions, charges, fees, duties or withholdings, and all liabilities with respect thereto, excluding in the case of the Lender the following: (i) taxes imposed on such person's income, and franchise taxes imposed on it, by the jurisdiction order which such person is organized or any political subdivision thereof and, in the case of the Lender, taxes imposed on its income, and franchise taxes imposed on it; (ii) income taxes imposed by the United States of America; and (iii) any taxes imposed by the United States of America by means of withholding at the source if and to the extent that such taxes shall be in effect and shall be applicable, on the date hereof, to payments to be made to the Lender (all such nonexcluded taxes, levies, imposes, deductions, changes, fees, duties, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Borrower is required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the Note to the Lender, the Borrowers shall pay additional interest or shall make additional payments in such amounts so that every net payment of principal of and interest on the affected Term Loan and of all other amounts payable by it under any

Loan Document, after withholding or deduction for or on account of any such Taxes will not be less than the amount provided for herein or therein.

                  (b) Borrowers agree to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Note or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Note (the "Other Taxes").

                  (c) The Borrowers, to the fullest extent permitted by law, will indemnify the Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.3) paid by the Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto except as a result of the gross negligence or willful misconduct of the Lender, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Lender makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes by or at the discretion of the Borrowers, the Borrowers will furnish to the Lender, at its address referred to herein, the original or a certified copy of a receipt evidencing payment thereof. Should the Lender ever receive any refund, credit or deduction from any taxing authority to which the Lender would not be entitled but for the payment by the Borrowers of Taxes as required by this Section 3.3 (it being understood that the decision as to whether or not to claim, and if claimed, as to the amount of any such refund, credit or deduction shall be made by the Lender in its sole discretion), the Lender thereupon shall repay to the Borrowers an amount with respect to such refund, credit or deduction equal to any net reduction in Taxes actually obtained by the Lender and determined by the Lender to be attributable to such refund, credit or deduction.

         Section 3.4 Computation of Interest. Interest on the Term Loan and all other amounts payable by the Borrowers hereunder shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

                                  ARTICLE IV

                        Yield Protection and Illegality

          Section 4.1 Increased Costs. The Borrowers shall, jointly and severally, pay to the Lender from time to time, within 15 days following demand by the Lender such additional amounts as the Lender may determine to be necessary to compensate it for any increased costs incurred by it which it determines are attributable to its making or maintaining of the Term Loan hereunder or any reduction in any amount receivable by the Lender hereunder in respect of the Term Loan or such obligation other than increased costs described in Section 2.5 or in Section 4.2 (such increases in costs and reductions in amounts receivable being herein called "Increased Costs"), resulting from either (i) the introduction of or any change in or in the interpretation of any law or regulation by any

Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or (ii) the compliance with any guideline or request from any Governmental Authority, central bank or comparable agency (whether or not having the force of law).

         The Lender will furnish the Borrowers with a certificate, in reasonable detail, setting forth the basis and the amount of such Increased Costs of the Lender. The Borrowers shall reimburse the Lender for such increased cost in accordance with this Section 4.1.

         Section 4.2 Capital Adequacy. If after the date hereof, the Lender shall have determined that the adoption or implementation of any applicable law, rule, or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any central bank, comparable agency, or other Governmental Authority charged with the interpretation or administration thereof, or compliance by the Lender (or its lending office or parent) with any guideline, request, or directive regarding capital adequacy (whether or not having the force of law) of any central bank, comparable agency, or other Governmental Authority (except to the extent such request or directive arises as a result of the individual credit-worthiness of the Lender), has the effect of increasing the amount of capital required or expected to be maintained as a result of its Commitment hereunder, or has or would have, the effect of reducing the rate of return on the Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which the Lender (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration the Lender's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, within 10 Business Days after demand by the Lender, the Borrowers shall, jointly and severally, pay to the Lender such additional amount or amounts as will compensate the Lender (or its parent) for such reduction. A certificate of the Lender, in reasonable detail, claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive, absent manifest errors, although the failure to give any such notice shall not diminish any of the Borrowers' obligations to pay such additional amounts, and, the Borrowers shall, jointly and severally, pay such additional amounts as provided herein. In determining such amount or amounts, the Lender may use any reasonable averaging and attribution methods.

                                   ARTICLE V

                                   Security

         Section 5.1 Collateral. To secure full and complete payment and performance of the Obligations, the Borrowers shall execute and deliver or cause to be executed and delivered the documents described below covering the property and collateral described in this Section 5.1 (which, together with any other property and collateral which may now or hereafter secure the Obligations or any part thereof, is sometimes herein called the "Collateral"):

                  (a) The Borrowers shall grant to the Lender a first priority security interest in all of their respective equipment and machinery (other than the Excluded Equipment and PMSI

Property), Vessels, fixtures, inventory, chattel paper, documents, instruments, a collateral assignment of and accounts arising out of the charter or other lease and/or rental of any Vessel, and general intangibles, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to the security agreement.

                  (b) The Borrowers owning an interest in the Vessels (other than PMSI Property) shall grant to the Lender a first priority mortgage on the Vessels and all of such Vessels' engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances, whether on board or shore and whether now owned or hereafter acquired, and all insurance policies and proceeds related thereto, pursuant to the Vessel Mortgages or the Security Agreement, as applicable and the Insurance Assignments, respectively.

                  (c) The applicable Borrowers owning an interest in the Real Property (other than PMSI Property) shall grant to the Lender a first priority mortgage, lien and security interest in the Real Property and all present and future rents, leases, and profits relating to the Real Property pursuant to the Acts of Mortgage.

                  (d) The applicable Borrowers shall grant to the Lender a first priority lien on and security interest in all spare parts or replacement parts, now owned or hereafter acquired, for all vessels, including, but not limited to, propellers, engines, pumps, generators, drive shafts, transmissions, winches, cranes, and other equipment which is held by any Borrower whether or not affixed to a vessel, for the purpose of becoming a fixture, part, component or addition to any of such vessels to replace a component that breaks down, wears out or is to be replaced pursuant to the Security Agreement.

                  (e) The Borrowers and the Subsidiaries shall execute and cause to be executed such further documents and instruments, including without limitation, Uniform Commercial Code financing statements, as the Lender, in its reasonable discretion, deems necessary or desirable to evidence and perfect its liens on and security interests in the Collateral, including, without limitation, with respect to Collateral (other than PMSI Property) acquired after the date hereof by any Borrower or any Subsidiary created or acquired after the date hereof.

                  (f) The Borrowers authorize the Lender to deliver a copy of the Security Agreement and/or the addendum thereto with respect to the assignment of charters, bareboat charters, hires, leases and/or rentals of Vessels ("Charters") to any such charter party from time to time in Lender's sole discretion. In addition, the Borrowers shall include language in each such Charter reasonably acceptable to the Lender that such Charter is assignable to the Lender.

         Section 5.2 Setoff. If an Event of Default shall have occurred and is continuing, the Lender is hereby authorized at any time and from time to time, without notice to the Borrowers (any such notice being hereby expressly waived by the Borrowers), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrowers against any and all of the obligations of any of the Borrowers now or hereafter existing under this Agreement, the Note, or any other Loan Document, irrespective of whether or not the Lender shall have made any demand under this Agreement or the Note or such other Loan Document and although such obligations may be unmatured. The Lender agrees promptly to notify the Borrowers after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of the Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Lender may have.

                                  ARTICLE VI

                              Conditions Precedent

         Section 6.1 Term Loan. The obligation of the Lender to make the Term Loan is subject to the condition precedent that the Lender shall have completed its due diligence, which due diligence shall have been satisfactory to the Lender in its reasonable discretion and the Lender shall have received on or before the day of such Advance all of the following, each dated (unless otherwise indicated) the date hereof, in form and substance satisfactory to the
Lender:

                  (a) Resolutions. Resolutions of the Board of Directors of the Borrowers certified by such Person's Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by such Person of this Agreement and the other Loan Documents to which any Borrower is to be a party;

                  (b) Incumbency Certificate. A certificate of incumbency for each of the Borrowers certified by the Secretary or an Assistant Secretary of such Person certifying the names of the officers of such Person authorized to sign this Agreement and each of the other Loan Documents to which such Person is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers;

                  (c) Articles of Incorporation. The articles of incorporation of each of the Borrowers certified by the Secretary of State of the state of incorporation of such Person and dated a date acceptable to the Lender;

                  (d) Bylaws. The bylaws of each of the Borrowers certified by the Secretary or an Assistant Secretary of such Person;

                  (e) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation of each of the Borrowers as to the existence and good standing of such Person, each dated within 30 days prior to the date of the Term Loan;

                  (f) Note. The Note executed by the Borrowers;

                  (g) Vessel Mortgages. The Vessel Mortgages (and any related powers of attorney and applications in connection therewith) required by the Lender to be executed by the Borrowers owning a Vessel;

                  (h) Security Agreement. The Security Agreement executed by the Borrowers;

                  (i) Acts of Mortgage. The Acts of Mortgage executed by the Borrowers owning Real Property;

                  (j) Insurance Assignments. The Insurance Assignments executed by the Borrowers owning a Vessel covered by a Vessel Mortgage;

                  (k) Financing Statements. Uniform Commercial Code financing statements executed by the Borrowers and covering the Collateral;

                  (l) Intercreditor Agreement. The Intercreditor Agreement executed by each Person which is to be a party thereto;

                  (m) Subordination Agreement. The Subordination Agreement executed by each Person which is to be a party thereto;

                  (n) Assignments. The Assignment (and the related assignments and UCC-3's to be filed of record) executed by the Subordinated Lender;

                  (o) Insurance Policies. Copies of all insurance policies required by Section 8.5, together with loss payable endorsements in favor of the Lender with respect to all insurance policies covering Collateral;

                  (p) UCC Searches. The results of a Uniform Commercial Code searches showing all financing statements and other documents or instruments on file against the applicable Borrowers in the offices of the Secretary of State of Texas, Louisiana, California, Alabama and Mississippi, such searches to be as of a date no more than 30 days prior to the date of the Term Loan;

                  (q) Opinions of Counsels. Favorable opinions of
TransCoastal's general counsel and Vinson & Elkins and Phelps Dunbar, L.L.P., special legal counsel to the Borrowers, acceptable to the Lender in its sole discretion;

                  (r) Attorneys' Fees and Expenses. Evidence that the costs and expenses (including attorneys' fees) referred to in Section 12.1, to the extent incurred, shall have been paid in full by the Borrowers;

                  (s) Vessels. Lender shall have been furnished evidence of proper perfection of each Vessel Mortgage, all Vessels owned by the Borrowers, and that such Vessel Mortgages are first priority, and, in each case, are subject only to such Liens as are acceptable to the Lender in its sole discretion.

                  (t) No Default. No Default shall have occurred and be continuing, or would result from such Advance;

                  (u) Representations and Warranties. All of the representations and warranties contained in Article VII hereof and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance with the same force and effect as if such representations and warranties had been made on and as of such date;

                  (v) No Material Adverse Change. No Material Adverse Effect shall have occurred since October 31, 1998; and

                  (w) Additional Documentation. The Lender shall have received such additional approvals, opinions, or documents as the Lender or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

                                  ARTICLE VII

                        Representations and Warranties

         To induce the Lender to enter into this Agreement, each Borrower represents and warrants to the Lender that:

         Section 7.1 Corporate Existence. Each Borrower and each Subsidiary (a) is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable; (b) has all requisite corporate power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to be so qualified would have a Material Adverse Effect. Each Borrower has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.

         Section 7.2 Financial Statements. TransCoastal has delivered to the Lender audited Consolidated financial statements of TransCoastal and its Consolidated Subsidiaries as at and for the fiscal year ended December 31, 1997, and unaudited Consolidated financial statements of TransCoastal and its Consolidated Subsidiaries for the ten-month period ended October 31, 1998, subject to normal year-end adjustments with respect to the unaudited interim financial statements and the absence of notes in the interim statements. Such financial statements are true and correct in all material respects, have been prepared in accordance with GAAP, and fairly and accurately present, on a Consolidated basis, the financial condition of TransCoastal and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither TransCoastal nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments except as referred to or reflected in such financial statements or otherwise disclosed in writing to the Lender. As of the date of this Agreement there has been no material adverse change in the business, condition (financial or otherwise), operations, or properties of TransCoastal or any of its Subsidiaries taken as a whole since the effective date of the most recent financial statements referred to in this Section.

         Section 7.3 Corporate Action, No Breach. The execution, delivery, and performance by the Borrowers of this Agreement and the other Loan Documents to which the Borrowers are or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate action on the part of the Borrowers and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation or other organizational documents, as applicable, or bylaws of the Borrowers or any of their Subsidiaries, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which the Borrowers or any of their Subsidiaries is a party or by which any of them or any of their property is bound or subject, which in the case of (ii) or (iii) could reasonably be expected to have a Material Adverse Effect, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except as provided in Article
V) upon any of the assets of the Borrowers or any of their Subsidiaries.

         Section 7.4 Operation of Business. The Borrowers and each of their Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, except where the failure to possess the same could not reasonably be expected to have a Material Adverse Effect.

         Section 7.5 Litigation and Judgments. Except as disclosed on Schedule 7.5, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending, or to the knowledge of the Borrowers, threatened against or affecting any Borrower or any Subsidiary, that would, if adversely determined, have a Material Adverse Effect. There are no outstanding judgments against any Borrower or any Subsidiary.

         Section 7.6 Rights in Properties; Liens. (a) The Borrowers and each Subsidiary have good and indefeasible title to or valid leasehold interests in their respective properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the financial statements described in Section 7.2, and none of the properties, assets, or leasehold interests of any Borrower or any Subsidiary is subject to any Lien, except as permitted by Section 9.2.

                  (b) All leases and agreements necessary for the conduct of the business of the Borrowers and their Subsidiaries are valid and subsisting, in full force and effect and there exists no default or event which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which could reasonably be expected to have a Material Adverse Effect.

                  (c) The rights, Collateral and other Property presently owned, leased or licensed by the Borrowers and their Subsidiaries including, without limitation, all easements and rights of way, include all rights, Collateral and other Property necessary to permit the Borrowers and their Subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the date hereof.

                  (d) Except as set forth on Schedule 7.6, all of the Property and Collateral of the Borrowers, and their Subsidiaries which are reasonably necessary for the operation of their businesses are in good working condition, reasonable wear and tear excepted, and are maintained in accordance with prudent business standards.

         Section 7.7 Enforceability. This Agreement constitutes, and the other Loan Documents to which any Borrower is party, when delivered, shall constitute the legal, valid, and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

         Section 7.8 Approvals. No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by any of the Borrowers of this Agreement and the other Loan Documents to which any of the Borrowers is or may become a party or for the validity or enforceability thereof.

         Section 7.9 Debt. The Borrowers and their Subsidiaries have no Debt, except as disclosed on Schedule 7.9.

         Section 7.10 Taxes. The Borrowers and each Subsidiary have filed all tax returns (Federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable. Except as set forth in
Schedule 7.10, the Borrowers know of no pending investigation of any Borrower or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of any Borrower or any Subsidiary, the assessment of which could reasonably be expected to have a Material Adverse Effect.

         Section 7.11 Use of Proceeds; Margin Securities. The proceeds of the Note shall be used to repay $35,000,000 of debt currently outstanding to Subordinated Lender. Neither any Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

         Section 7.12 ERISA. Each Borrower and each Subsidiary are in compliance in all material respects with all applicable provisions of ERISA. No Termination Event has occurred or, to the knowledge of TransCoastal, is reasonably expected to occur with respect to any Plan. Neither any Borrower nor any ERISA Affiliate has received any notification (or has knowledge of any reason to expect) that any Multi-employer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA.

         Section 7.13 Disclosure. No statement, information, report, representation, or warranty made by any Borrower in this Agreement or in any other Loan Document or furnished to the Lender in connection with this Agreement or any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading.

         Section 7.14 Subsidiaries. TransCoastal and the other Borrowers have no Subsidiaries other than those listed on Schedule 7.14, and Schedule 7.14 sets forth the jurisdiction of incorporation of each Subsidiary and the percentage of each Borrower's ownership of the outstanding voting stock of each Subsidiary. All of the outstanding capital stock of each Subsidiary has been validly issued, is fully paid, and is nonassessable.

         Section 7.15 Agreements. Neither any Borrower nor any Subsidiary is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in this Agreement or any agreement or instrument material to its business to which it is a party.

         Section 7.16 Compliance with Laws. Neither any Borrower nor any Subsidiary is in violation in any material respect of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator.

         Section 7.17 Inventory. All inventory of each Borrower has been and will hereafter be produced in compliance with all applicable laws, rules, regulations, and governmental standards, including, without limitation, the minimum wage and overtime provisions of the Fair Labor Standards Act, as amended (29 U.S.C. Sections. 201-219), and the regulations promulgated thereunder.

         Section 7.18 Investment Company Act. Neither any Borrower nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 7.19 Public Utility Holding Company Act. Neither any Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public, Utility Holding Company Act of 1935, as amended.

         Section 7.20 Environmental Matters. Except as disclosed on Schedule
7.20:

                  (a) Each Borrower, each Subsidiary, and all of their respective properties, assets, and operations are in full compliance with all Environmental Laws applicable to such Person, except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect. No Borrower is aware of, nor has any Borrower received notice of, any past, present, or future conditions, events, activities, practices, or incidents which would interfere with or prevent the compliance or continued compliance of the Borrower and the Subsidiaries with all Environmental Laws applicable to such Person, except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect;

                  (b) Each Borrower and each Subsidiary have obtained all permits, licenses, and authorizations that are required under applicable Environmental Laws, and all such permits are in good standing and each Borrower and its Subsidiaries are in compliance with all of the terms and conditions of such permits, except where the failure to obtain or be in compliance could not reasonably be expected to have a Material Adverse Effect;

                  (c) No Hazardous Materials exist on, or within or have been used, generated, stored, transported, disposed of on, or released from any of the properties or assets of any Borrower or any Subsidiary, except in compliance with all Environmental Laws applicable to such Person. The use which the Borrowers and their Subsidiaries make and intend to make of their respective properties and assets will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their properties or assets in violation of any Environmental Law applicable to such Person;

                  (d) Neither any Borrower nor any of their Subsidiaries nor any of their respective currently or previously owned or leased properties or operations is subject to any outstanding or, to the best of its knowledge, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or docketed administrative proceeding with respect to (i) failure to comply with Environmental Laws, (ii) Remedial Action, or (iii) any Environmental Liabilities arising from a Release or threatened Release;

                  (e) There are no conditions or circumstances associated with the currently or previously owned or leased properties or operations of the Borrowers or any of their Subsidiaries that could reasonably be expected to give rise to any Environmental Liabilities that in the aggregate could reasonably be expected to have a Material Adverse Effect;

                  (f) Neither any Borrower nor any of its Subsidiaries is a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., regulations thereunder or any comparable provision of state law. The Borrowers and their Subsidiaries are in compliance with all applicable financial responsibility requirements of all Environmental Laws, except where the failure to be in compliance could not reasonably be expected to have a Material Adverse Effect;

                  (g) Neither any Borrower nor any of its Subsidiaries has filed or failed to file any notice required under applicable Environmental Law reporting a Release; and

                  (h) No Lien arising under any Environmental Law has attached to any property or revenues of any Borrower or its Subsidiaries.

         Section 7.21 Year 2000 Compliance. As of the date hereof, as of the date of any renewal, extension, amendment, rearrangement, increase, and/or modification of this Agreement, and at all times this Agreement is outstanding:

                  (a) To TransCoastal's knowledge, after due inquiry, all devices, systems. machinery, information technology, computer software and hardware, and other date sensitive technology (jointly and severally the "Systems") used by Borrowers to carry on their businesses as presently conducted and as contemplated to be conducted in the future are Year 2000 Compliant or will be Year 2000 Compliant within a period of time calculated to result in no material disruption of any of Borrowers' business operations. For purposes of these provisions, "Year 2000 Compliant" means that such Systems are designed to be used prior to, during and after the Gregorian calendar year 2000 A.D. and will operate during each such time period without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century.

                  (b) Borrowers have: (1) undertaken a detailed inventory, review, and assessment of all areas within their businesses and operations that could be adversely affected by the failure of Borrowers to be Year 2000 Compliant on a timely basis; (2) developed a detailed plan and time line for becoming Year 2000 Compliant on a timely basis, and (3) to date, implemented that plan in accordance with that timetable in all material respects.

                  (c) Borrowers have made written inquiry of each of its key suppliers, vendors, and customers, and is undertaking to obtain in writing confirmations from all such persons as to whether such persons have initiated programs to become Year 2000 Compliant and on the basis of such confirmations, Borrowers reasonably believe that all such persons will be or become so compliant. For purposes hereof, "key suppliers, vendors, and customers" refers to those suppliers, vendors, and customers of Borrowers whose business failure would, with reasonable probability, result in a material adverse change in the business, properties, condition (financial or otherwise), or prospects of any of the Borrowers.

                  (d) The fair market value of all real and personal property pledged to the Lender as Collateral to secure the Term Loan hereunder is not and shall not be less than currently anticipated or subject to substantial deterioration in value because of the failure of such Collateral to be Year 2000 Compliant.

         Section 7.22 Insurance. Schedule 7.22 contains an accurate and complete description of all material policies of fire, liability, workmen's compensation and other forms of insurance owned or held by the Borrowers and each Subsidiary. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which the Borrowers or any Subsidiary is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Borrowers and each Subsidiary; will remain in full force and effect through the respective dates set forth in Schedule 7.22 without the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. Schedule 7.22 identifies all material risks, if any, which the Borrowers and the Subsidiaries and their respective Board of Directors or officers have designated as being self insured. None of the Borrowers nor any Subsidiary has been refused any insurance with respect to its Property or operations, nor has its coverage been limited below usual and customary policy limits, by an insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last three years.

         Section 7.23 Hedging Agreements. Schedule 7.23 sets forth, as of the date hereof, a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities), Financing Transactions and Swap Transactions of the Borrowers and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counterparty to each such agreement.

         Section 7.24 Restriction on Liens. Except as set forth on Schedule 9.2, none of the Borrowers nor any of the Subsidiaries is a party to any agreement or arrangement (other than this Agreement and the other Loan Documents, the Bank One Loan Documents and the Subordinated Loan Documents), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to other Persons on or in respect of their respective Property or Collateral.

         Section 7.25 Material Debt Agreements. Set forth on Schedule 7.25 hereto is a complete and correct list of all material agreements, leases, indentures, purchase agreements, obligations in respect of letters of credit, guarantees, joint venture agreements, and other instruments in effect or to be in effect following the date hereof (other than Hedging Agreements) providing for, evidencing, or otherwise relating to any Debt of any of the Borrowers or any of the Subsidiaries, and all obligations of any of the Borrowers or any of the Subsidiaries to issuers of surety or appeal bonds issued for account of any of the Borrowers or any such Subsidiary, and such list correctly sets forth the names of the debtor or lessee and creditor or lessor with respect to the Debt or lease obligations outstanding or to be outstanding and the property subject to any Lien securing such Debt or lease obligation.


                                 ARTICLE VIII

                               Positive Covenants

         Each Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding, the Borrowers will perform and observe the following positive covenants:

         Section 8.1 Reporting Requirements. The Borrowers will furnish to the
Lender:

                  (a) Annual Financial Statements. As soon as available and in any event within 90 days after the end of each fiscal year of TransCoastal, the audited consolidated and unaudited consolidating statements of income, stockholders' equity, changes in financial position and cash flow of TransCoastal and its Consolidated Subsidiaries for such fiscal year, and the related audited consolidated and unaudited consolidating balance sheets of TransCoastal and its Consolidated Subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by the related unqualified opinion of independent public accountants of recognized national standing acceptable to the Lender which opinion shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of TransCoastal and its Consolidated Subsidiaries as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception; and, in addition thereto, if required by the Lender, as soon as available, and in any event within 60 days after the end of each fiscal year of TransCoastal, pro forma projections in form and substance satisfactory to the Lender for the ensuing five year period on a year-by-year basis, including, without limitation, the consolidated and consolidating statements of income and cash flow of TransCoastal and its Consolidated Subsidiaries for such periods, and the related consolidated and consolidating balance sheets of TransCoastal and its Consolidated Subsidiaries for such period, and the estimated capital expenditures for such periods;

                  (b) Quarterly Financial Statements. As soon as available and in any event within 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year of TransCoastal, consolidated and consolidating statements of income, stockholders' equity, changes in financial position and cash flow of TransCoastal and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of TransCoastal and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments).

                  (c) Certificate of Compliance and No Default. Concurrently with the delivery of each of the financial statements referred to in Sections 8.1(a) and 8.1(b), a certificate of a Responsible Officer (i) stating that a review of the activities of the Borrowers has been made under his supervision with a view to determining whether the Borrowers have fulfilled all of their obligations under this Agreement, the other Loan Documents, and the Note; (ii) stating that the Borrowers have fulfilled their obligations under such instruments and that all representations and warranties made herein continue to be true and correct in all material respects (or specifying the nature of any change); (iii) to the extent requested from time to time by the Lender, specifically affirming compliance of the Borrowers with any of their representations or obligations under such instruments; (iv) containing or accompanied by such financial or other details, information and material as the Lender may reasonably request to evidence such compliance; (v) stating that to the best of such officer's knowledge, no Default has occurred and is continuing, or if a Default has occurred and is continuing, a statement as to the nature thereof and the action that is proposed to be taken with respect thereto; and (vi) showing in reasonable detail the calculations demonstrating compliance with Article X;

                  (d) Management Letters. Promptly upon receipt thereof, a copy of any management letter or written report submitted to any Borrower or any Subsidiary by independent certified public accountants;

                  (e) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting any Borrower or any Subsidiary which, if determined adversely to any Borrower or such Subsidiary, could have a Material Adverse Effect;

                  (f) Notice of Default. As soon as possible and in any event within five Business Days after the occurrence of each Default, a written notice setting forth the details of such Default and the action that the Borrowers have taken and propose to take with respect thereto;

                  (g) ERISA Reports. As soon as possible and in any event (i) within five Business Days after any Borrower or any ERISA Affiliate knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Plan, has occurred and (B) within five Business Days after any Borrower or any ERISA Affiliate knows or has reason to know that any other Termination Event with respect to any Plan, has occurred or is reasonably expected to occur, a statement of the chief financial officer of the applicable Borrower describing such Termination Event and the action, if any, which such Borrower or such ERISA Affiliate has taken and proposes to take with respect thereto; (ii) promptly and in any event within five Business Days after receipt thereof by any Borrower or any ERISA Affiliate, copies of each notice received by such Borrower or any ERISA Affiliate from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan; and (iii) promptly and in any event within five Business Days after receipt thereof by any Borrower or any ERISA Affiliate from the sponsor of a Multi-employer Plan, a copy of each notice received by such Borrower or any ERISA Affiliate;

                  (h) Reports to Other Creditors. Promptly after the furnishing thereof, copies of any material statement or report furnished to any other party pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the Lender pursuant to any other clause of this Section;

                  (i) Notice of Material Adverse Change. As soon as possible and in any event within five days after the occurrence thereof, written notice of any matter that could have a Material Adverse Effect;

                  (j) Proxy Statements, Etc. Promptly upon its becoming available, one copy of each financial statement, report, notice or final proxy statement sent by any Borrower or any Subsidiary to its stockholders generally and one copy of each regular, periodic or special report, registration statement, or prospectus filed by any Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency, and of any order issued by any Governmental Authority in any proceeding to which any Borrower is a party. For purposes of this subsection (j), "Governmental Authority" shall mean any government (or any political subdivision or jurisdiction thereof), court, bureau, agency or other governmental entity having or asserting jurisdiction over any Borrower or any of its business, operations or properties;

                  (k) Purchase Money Purchases. Promptly, and in any event within five days after the consummation thereof, written notice of all Debt incurred under Section 9.1(c), if such aggregate Debt incurred under such Section during any calendar year is in excess of $1,000,000;

                  (l) Charter Hire of Vessels. Promptly, and in any event at least five days prior to any charter, hire, rental or lease of any Vessel ("Charter") provide written notice of all the material details of such Charter including, without limitation the Vessel, the Charter party including contact details, the duration and the payment terms; and

                  (m) General Information. Promptly, such other information concerning any Borrower or any Subsidiary as the Lender may from time to time reasonably request.

          Section 8.2 Maintenance of Existence; Conduct of Business. The Borrowers will preserve and maintain, and will cause each Subsidiary to preserve and maintain, its corporate existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business. The Borrowers will conduct, and will cause each Subsidiary to conduct, its business in an orderly and efficient manner in accordance with good business practices.

          Section 8.3 Maintenance of Properties. The Borrowers will maintain, keep, and preserve, and cause each Subsidiary to maintain, keep, and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, reasonable wear and tear excepted.

          Section 8.4 Taxes and Claims. The Borrowers will pay or discharge, and will cause each Subsidiary to pay or discharge, at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that neither any Borrower nor any Subsidiary shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established in accordance with GAAP.

          Section 8.5 Insurance. Each Borrower will maintain, and will cause each of the Subsidiaries to maintain, insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which the Borrowers and the Subsidiaries operate, provided that in any event each Borrower will maintain and cause each Subsidiary to maintain (a) with respect to all Vessels, hull and machinery increased value, pollution liability, Protection and Indemnity Risks (as hereinafter defined) and when a Vessel is laid up, port risk insurance, and War Risks (as hereinafter defined) protection and indemnity (or its equivalent) insurance, and (b) generally and with respect to all other Collateral, as applicable, workmen's compensation insurance, property insurance, comprehensive general liability insurance, products liability insurance, and business interruption insurance in each case, satisfactory to the Lender in its sole discretion; provided, however, War Risks protection and indemnity (or its equivalent) insurance shall be required only when a Vessel is outside of the territorial waters of the United States ("US Waters") when the Lender, in its sole discretion, which may be exercised at any time and from time to time, waives such insurance coverage in writing. Notwithstanding the foregoing, unless the Lender determines in its reasonable discretion that there has been a material adverse development in the political climate in Mexico, no War Risk protection and indemnity (or its equivalent insurance) shall be required in the territorial waters of Mexico. The Borrowers shall give the Lender at least 10 days advance written notice of the departure of any Vessel from US Waters and the relocation from one foreign jurisdiction to another foreign jurisdiction in each case stating the destination and the projected duration of stay and deliver to the Lender a certificate of insurance evidencing such coverage. As used herein, "Protection and Indemnity Risks" means the usual risks covered by protection and indemnity associations of international repute including the proportion not recoverable in case of collision under the ordinary running down clause and "War Risks" means the risk of mines, confiscation risk, political risk and all risks excluded from the standard form of English maritime policy by the free of capture and seizure clause. Each insurance policy covering Collateral shall name the Lender as loss payee and additional insured and shall provide that such policy will not be canceled or reduced without 30 days' prior written notice to the Lender.

         Section 8.6 Inspection Rights. During normal business hours, the Borrowers will permit, and will cause each Subsidiary to permit, representatives of the Lender to examine, copy, and make extracts from its books and records, to visit and inspect its properties, including without limitation, the Collateral, and to discuss its business, operations, and financial condition with Responsible Officers and independent certified public accountants.

         Section 8.7 Keeping Books and Records. Each Borrower will maintain, and will cause each Subsidiary to maintain, proper books of record and account entries in conformity with GAAP.

         Section 8.8 Compliance with Laws. Each Borrower will comply, and will cause each Subsidiary to comply, in all material respects with all applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator including, without limitation, all applicable Environmental Laws.

         Section 8.9 Compliance with Agreements. Each Borrower will comply, and will cause each Subsidiary to comply, in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business.

         Section 8.10 Further Assurances. Each Borrower will, and will cause each Subsidiary to, execute and deliver such further agreements and instruments and take such further action as may be reasonably requested by the Lender to carry out the provisions and purposes of this Agreement and the other Loan Documents and to create, preserve, and perfect the Liens of the Lender in the Collateral.

         Section 8.11 ERISA. Each Borrower will comply, and will cause each Subsidiary (other than Subsidiaries organized in jurisdictions outside of the United States and its territories) to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.

          Section 8.12 Year 2000 Compliant. Borrowers covenant and agree with the Lender that, while any of the Obligations are outstanding, Borrowers will:

                  (a) Furnish such additional information, statements and other reports with respect to Borrowers' activities, course of action and progress towards becoming Year 2000 Compliant as the Lender may request from time to time.

                  (b) In the event of any change in circumstances that causes or will likely cause any of Borrowers' representations and warranties with respect to its being or becoming Year 2000 Compliant to no longer be true (hereinafter, referred to as a "Change in Circumstances") then Borrowers shall promptly, and in any event within ten days of receipt of information regarding a Change in Circumstances, provide the Lender with written notice (the "Notice") that describes in reasonable detail the Change in Circumstances and how such Change in Circumstances caused or will likely cause Borrowers' representations and warranties with respect to being or becoming Year 2000 Compliant to no longer be true. Borrowers shall, within five days of a request, also provide the Lender with any additional information the Lender requests of Borrowers in connection with the Notice and/or a Change in Circumstances.

                  (c) Upon reasonable notice, give any representative of the Lender access during all reasonable business hours to, and permit such representative to examine, copy or make excerpts from, any and all books, records and documents in the possession of Borrowers and relating to their affairs, and to inspect any of the properties and Systems of Borrowers, and to project test the Systems to determine if they are Year 2000 Compliant in an integrated environment, all at the sole cost and expense of the Lender.

          Section 8.13 Mortgaged Property. The Borrowers will cause the Loan Documents delivered on the date hereof to cover substantially all of their Property and the Property of their Subsidiaries (in each case other than the "Bank One Exclusive Collateral," as defined in the Intercreditor Agreement, the PMSI Property and Property owned by Dickson Nigeria, Ltd., a company organized under the laws of Nigeria and Servicios y Construcciones Petroleras Ventura, C.A., a company organized under the laws of Venezuela (the "Existing Foreign Subsidiaries")) and when and if any Borrower or any Subsidiary (other than the Existing Foreign Subsidiaries) acquires additional properties, including additional Subsidiaries (without affecting the restrictions herein contained regarding additional Subsidiaries), it shall grant or cause such Subsidiaries to grant liens and security interests in favor of the Lender by the execution of Loan Documents required by the Lender in form and substance satisfactory to the Lender covering all of such newly acquired Properties.

         Section 8.14 Subsidiary Guaranties and Pledge of Assets. Within 30 days after the acquisition or formation of any Subsidiary of any of the Borrowers, the Borrowers shall cause such new Subsidiary to execute and deliver to the Lender such Guaranty and other Loan Documents as may be designated by the Lender not inconsistent with the Intercreditor Agreement, together with such resolutions, certificates and opinions regarding the authorization and binding effect of such Guaranty and such Loan Documents as the Lender may reasonably require.

          Section 8.15 Post Closing Matters. Upon the request of the Lender the Borrowers will promptly, and in any event within 90 days of the Lender's written request therefor, (a) provide at the Borrowers' expense, and in each case satisfactory to the Lender in its sole discretion, the following with respect to each Real Property (other than PMSI Property): (i) survey, (ii) title commitment, (iii) appraisal, (iv) environmental assessments and (v) mortgage title policy, and (b) use their best efforts to obtain at the Borrowers' expense satisfactory landlord waivers for each leased facility of any Borrower.

                                  ARTICLE IX

                              Negative Covenants

          Each Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding, the Borrowers will perform and observe the following negative covenants:

          Section 9.1 Debt. The Borrowers will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Debt, except:

                  (a) Debt to the Lender pursuant to the Loan Documents;

                  (b) Existing Debt described on Schedule 7.9;

                  (c) Purchase money obligations incurred in the ordinary course of business not to exceed an aggregate amount for all Borrowers and their Subsidiaries of $5,000,000 in the aggregate at any time;

                  (d) The $15,000,000 Debt evidenced by the Bank One Loan Documents (which may be increased to as much as $25,000,000 so long as such increase is permitted under the terms of the Subordination Agreement);

                  (e) Swap Transactions (other than Financing Transactions) pursuant to Hedging Agreements with Bank One or its Affiliates; and

                  (f) The Subordinated Debt evidenced by the Subordinated Loan Documents (as in existence as of the date hereof with such amendments only as agreed to in writing by the Lender) in favor of Subordinated Lender not in excess of $20,000,000.

          Section 9.2 Limitation on Liens. The Borrowers will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except:

                  (a) Liens disclosed on Schedule 9.2;

                  (b) Liens in favor of the Lender;

                  (c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of any Borrower or the Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                  (d) Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

                  (e) Liens of mechanics, materialmen, warehousemen, carriers, or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business;

                  (f) Liens resulting from good faith deposits to secure payments of workmen's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt), or leases made in the ordinary course of business; and

                  (g) Liens to secure purchase money indebtedness permitted under Section 9.1(c) provided such Liens are placed within 30 days of the incurrence of such debt.

         Section 9.3 Mergers, Acquisitions, Etc. None of TransCoastal, any other Borrower nor any Subsidiary will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or assets to any other Person, or wind-up, dissolve, or liquidate itself; provided, however, if (i) TransCoastal gives at least 30 days' prior written notice to the Lender, (ii) no Default or Event of Default has occurred or is continuing or will result from the action proposed to be taken and
(iii) the Lender's Lien on the Collateral would not be adversely affected, then any Subsidiary of TransCoastal may merge or consolidate with TransCoastal or with any other Subsidiary of TransCoastal or sell, lease, or otherwise dispose of (at fair market value) all or any substantial part of its Property or assets to TransCoastal or to any other Subsidiary of TransCoastal. The Borrowers will not, and will not permit any Subsidiary to, purchase or otherwise acquire all or any part of the business or assets of any Person or any shares or other evidence of beneficial ownership of any Person except that TransCoastal will be permitted to acquire entities in the same industry provided that (x) TransCoastal gives at least 30 days' prior written notice to the Lender, (y) no Default or Event of Default has occurred or is continuing or will result from the action proposed to be taken, and (z) the pro forma effect of which will not cause a Default or an Event of Default. Notwithstanding the foregoing, any single cash or debt assumption acquisition in excess of $5,000,000 or acquisitions in the aggregate in excess of $5,000,000 in any fiscal year of TransCoastal, will require the prior written consent of the Lender.

         Section 9.4 Restricted Payments. TransCoastal will not declare or pay any dividends or make any other payment or distribution (whether in cash, property, or obligations) on account of its capital stock, or redeem, purchase, retire, or otherwise acquire any of its capital stock, or return any capital to its stockholders, or make any distribution of its assets to its stockholders, or permit any of its Subsidiaries to purchase or otherwise acquire any capital stock of TransCoastal or another Subsidiary, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its capital stock or for any redemption, purchase, retirement, or other acquisition of any of its capital stock, provided that, so long as no Default or Event of Default has occurred and is continuing (or result therefrom) TransCoastal may declare and deliver dividends solely in the form of stock.

         Section 9.5 Investments. The Borrowers will not make, and will not permit any Subsidiary to make, any advance, loan, extension of credit, or capital contribution to or investment in, or purchase or own, or permit any Subsidiary to purchase or own, any stock, bonds, notes, debentures, or other securities of, any Person, except:

                  (a) readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition;

                  (b) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the United States of America having capital and surplus in excess of $50,000,000;

                  (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service, Inc.;

                  (d) acquisitions permitted under Section 9.3; and

                  (e) employee loans, advances or expenses in the ordinary course of business not to exceed $50,000 per person or $500,000 in the aggregate outstanding at any time.

          Section 9.6 Limitation on Issuance of Capital Stock. The Borrowers (other than TransCoastal) will not, and will not permit any of their Subsidiaries to, at any time issue, sell, assign, or otherwise dispose of (a) any of its capital stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its capital stock, or (c) any option, warrant, or other right to acquire any of its capital stock.

         Section 9.7 Transactions With Affiliates. No Borrower will enter into, and no Borrower will permit any Subsidiary to enter into, any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of any Borrower or such Subsidiary, except in the ordinary course of and pursuant to the reasonable requirements of such Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to such Borrower or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of any such Borrower or such Subsidiary.

         Section 9.8 Disposition of Assets. The Borrowers will not sell, lease, assign, transfer, or otherwise dispose of any of their Property, or permit any Subsidiary to do so with any of its Property.

except dispositions of inventory in the ordinary course of business and dispositions of Property that does not exceed $2,000,000 in the aggregate, provided (a) that such dispositions do not involve any Collateral in excess of $100,000 in gross proceeds in the aggregate in any calendar year, and (b) such dispositions do not cover any of the vessels.

         Section 9.9 Sale and Leaseback. The Borrowers will not enter into, and will not permit any Subsidiary to enter into, any arrangement with any Person pursuant to which it leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.

         Section 9.10 Prepayment of Debt. The Borrowers will not prepay, and will not permit any Subsidiary to prepay, any Debt, except the Obligations in compliance with the provisions of Article III hereof.

         Section 9.11 Nature of Business. The Borrowers will not, and will not permit any Subsidiary to, engage in any business other than the businesses in which they are engaged on the date hereof.

         Section 9.12 Environmental Protection. The Borrowers will not, and will not permit any of their Subsidiaries to, (a) use (or permit any tenant to use) any of their respective properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Material, (b) generate any Hazardous Material, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material, or (d) otherwise conduct any activity or use any of their respective properties or assets in any manner that is likely to violate any Environmental Law or create any Environmental Liabilities for which any of the Borrowers or any of their Subsidiaries would be responsible.

          Section 9.13 Accounting. The Borrowers will not, and will not permit any of their Subsidiaries to, change its fiscal year or make any change (a) in accounting treatment or reporting practices, except as required by GAAP and disclosed to the Lender, or (b) in tax reporting treatment, except as required by law and disclosed to the Lender.

         Section 9.14 Compliance with ERISA. The Borrowers will not, and will not permit any of their Subsidiaries (other than any Subsidiary which is organized outside of the United States or its territories) to, (a) terminate, or permit any ERISA Affiliate to terminate, any Plan, or (b) permit circumstances which give rise to a Termination Event described in Clause (b),
(d) or (e) of the definition of Termination Event with respect to a Plan.

         Section 9.15 Proceeds of Note. The Borrowers will not permit the proceeds of the Note to be used for any purpose other than those permitted by
Section 7.11. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any or the Loan Documents to violate Regulation G, U, or X, or any other regulation of the Board of Governors of the Federal Reserve System, or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

         SECTION 9.16 Negative Pledge Agreements. Neither any Borrower nor any Subsidiary will create, incur, assume or suffer to exist any contract, agreement, or understanding (other than this Agreement, the Loan Documents, the Bank One Loan Documents and the Subordinated Loan Documents as such Subordinated Loan Documents exist (without amendment not approved in writing by the Lender) as of the date hereof) which in any way prohibits or restricts the granting, conveying, creation, or imposition of any Lien on any of its Property or restricts any Subsidiary from paying dividends to TransCoastal or which requires the consent of or notice to other Persons in connection therewith.

         Section 9.17 Hedging Agreements. Neither any Borrower nor any Subsidiary will enter into any Swap Transaction or any Hedging Agreement with any Person other than Bank One or any of its Affiliates. Notwithstanding the foregoing, neither any Borrower nor any Subsidiary will enter into any Financing Transaction without written approval of the Lender.

                                   ARTICLE X

                              Financial Covenants

         Each Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding, each Borrower will perform and observe the following financial covenants:

         Section 10.1 Consolidated Tangible Net Worth. TransCoastal and its Subsidiaries will at all times maintain Consolidated Tangible Net Worth in an amount not less than $57,000,000, except as may be adjusted below, increasing annually by 90% of annual Consolidated Net Income (not reduced by losses) beginning for the 12-month period ending December 31, 1999, and increasing by
(a) 100% of the amount of any equity issued by TransCoastal including, without limitation, a secondary offering, and (b) the value of the net tangible assets acquired by issuing TransCoastal's stock in the acquisition of another entity. For fiscal year 1999 only, the required increase, will be 90% of the net amount of the actual reported fiscal year 1999 Consolidated Net Income minus TransCoastal's cash payment of up to $7,300,000 payable to the sellers of Dickson GMP International, Inc. (the "Dickson Payment"), but only if such amount is positive. If the amount derived by calculating the difference in the fiscal 1999 Consolidated Net Income and the Dickson Payment is negative, the minimum Consolidated Tangible Net Worth shall be the greater of: (a) $55,000,000, or (b) $60,000,000 less (1) the Dickson Payment plus (2) fiscal 1999 Consolidated Net Income less (3) $1,000,000. In years subsequent to 1999, such adjusted minimum Consolidated Tangible Net Worth shall be increased annually by 90% of annual Consolidated Net Income (not reduced by losses) and by (a) 100% of the amount of any equity issued by TransCoastal, including, without limitation, a secondary offering, and (b) the value of the net tangible assets acquired by issuing TransCoastal's stock in the acquisition of another entity.

         Section 10.2 Capital Expenditures. The Borrowers will not permit the aggregate capital expenditures of the Borrowers and the Subsidiaries to exceed $7,000,000 during any fiscal year.

         Section 10.3 Total Funded Debt to Capitalization. TransCoastal will not permit its ratio of Total Funded Debt to Capitalization, on a Consolidated basis, to exceed 0.40 at any time.

         Section 10.4 Fixed Charge Coverage Ratio. TransCoastal and its Subsidiaries on a Consolidated basis will at all times maintain a Fixed Charge Coverage Ratio that exceeds 1.10 to 1.00. This ratio shall be calculated on a cumulative quarterly basis beginning January 1, 1999, until such time as four quarters have been reached on December 31, 1999. Thereafter, the ratio will be calculated on a Rolling Period basis. The first test will be calculated on March 31, 1999.

         Section 10.5 Senior Funded Debt to EBITDA Coverage Ratio. The Borrowers will not permit TransCoastal's ratio of Senior Funded Debt to EBITDA, on a Consolidated basis (EBITDA being determined on a Rolling Period basis) to be greater than the ratio for the times indicated below:

                  Time Period                          Ratio
         12/01/1998 - 12/31/1999                     2.50:1.0
         01/01/2000 - 12/31/2000                     2.25:1.0
         01/01/2001 and thereafter                   2.00:1.0

Upon the consummation of an acquisition not prohibited hereunder (including historic acquisitions consummated within 12 months from the date hereof), the calculation of EBITDA shall include, pro forma, the historical consolidated EBITDA for TransCoastal and its Consolidated Subsidiaries for the relevant period prior to TransCoastal's acquisition of such Subsidiaries.

                                  ARTICLE XI

                                    Default

         Section 11. 1 Events of Default. Each of the following shall be deemed an "Event of Default":

                  (a) Any principal amount of the Obligations or any part thereof shall not have been paid when due or any other Obligations or any part thereof shall not have been paid within five days when such is due.

                  (b) Any representation or warranty made or deemed made by any Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

                  (c) Any Borrower shall fail to perform, observe, or comply with any covenant, agreement, or term contained in Section 8.1 or 8.5, Article IX, or Article X of this Agreement; or any Borrower or any Obligated Party shall fail to perform, observe, or comply with any other covenant, agreement, or term contained in this Agreement or any other Loan Document (other than covenants to pay the Obligations) and such failure shall continue for a period of 30 days.

                  (d) Any Borrower, any Subsidiary, or any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

                  (e) An involuntary proceeding shall be commenced against any Borrower, any Subsidiary, or any Obligated Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of 30 days.

                  (f) Any Borrower, any Subsidiary, or any Obligated Party shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of $1,000,000 against any of its assets or properties.

                 (g) A final judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate shall be rendered by a court or courts against any Borrower, any of its Subsidiaries, or any Obligated Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the relevant Borrower or the relevant Subsidiary or Obligated Party shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

                  (h) Any Borrower, any Subsidiary, or any Obligated Party shall fail to pay when due any principal of or interest on any Debt (other than the Obligations), including, without limitation, Debt under the Bank One Loan Documents and/or the Subordinated Loan Documents) or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

                  (i) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Borrower, any Subsidiary, any Obligated Party or any of their respective shareholders, or any borrower or any obligated party shall deny that it has any further liability or obligation under any of the Loan Documents, or any lien or security interest created by the Loan Documents shall for any reason cease to be a valid, first priority perfected security interest in and lien upon any of the Collateral purported to be covered thereby.

                  (j) Any Termination Event as defined in clause (b), (d) or
(e) of the definition thereof with respect to a Plan shall have occurred and, five days after notice thereof shall have been given to any Borrower by the Lender, (i) such Termination Event shall still exist.

                  (l) Any Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multi-employer Plan that it has incurred Withdrawal Liability to such Multi-employer Plan.

                  (1) Any Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multi-employer Plan that such Multi-employer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA.

                  (m) Any Borrower or any of its Subsidiaries, or any of their properties, revenues, or assets, shall become the subject of an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged (or provisions shall not be made for such discharge) within 30 days from the date of entry thereof.

                  (n) Any Person or Persons constituting a group (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934 as in effect on the date hereof) shall, in the aggregate, directly or indirectly, control or own (beneficially or otherwise) more than 30% (by number of shares) of the issued and outstanding voting stock of TransCoastal.

                  (o) Nathan Avery or a reasonable substitute thereof shall cease to be active in the senior management of TransCoastal.

         Section 11.2 Remedies. If any Event of Default shall occur and be continuing, the Lender may do any one or more of the following:

                  (a) Acceleration. Declare all outstanding principal of and accrued and unpaid interest on the Note and all other obligations of any of the Borrowers under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, all without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrowers.

                  (b) Judgment. Reduce any claim to judgment.

                  (c) Foreclosure. Foreclose or otherwise enforce any Lien granted to the Lender to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents.

                  (d) Rights. Exercise any and all rights and remedies afforded by the laws of the State of Illinois or any other jurisdiction, by any of the Loan Documents, by equity, or otherwise.

Provided, however, that upon the occurrence of an Event of Default under
Section 11.1(d) or 11.1(e), the outstanding principal of and accrued and unpaid interest on the Note and all other obligations of the Borrowers under the Loan Documents shall thereupon become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrowers.

         Section 11.3 Performance by the Lender. If any Borrower shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Lender may perform or attempt to perform such covenant or agreement on behalf of the Borrowers. In such event, the Borrowers shall, at the request of the Lender, promptly pay any amount expended by the Lender in connection with such performance or attempted performance to the Lender at the Principal Office, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Lender shall not have any liability or responsibility for the performance of any obligation of any Borrower under this Agreement or any of the other Loan Documents.

                                  ARTICLE XII

                                 Miscellaneous

         Section 12.1 Expenses. The Borrowers hereby agree, jointly and severally, to pay on demand: (a) all reasonable costs and expenses of the Lender in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the fees and expenses of legal counsel for the Lender and Lender's due diligence activities, (b) all costs and expenses of the Lender in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the fees and expenses of legal counsel for the Lender, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and expenses incurred by the Lender in connection with this Agreement or any other Loan Document, including, without limitation, all costs, expenses, and other charges incurred in connection with obtaining any mortgagee title insurance policy, survey, audit, or appraisal in respect of the Collateral.

          Section 12.2 Indemnification. The Borrowers, jointly and severally, shall indemnify the Lender and each Affiliate thereof and their respective officers, directors, employees, attorneys, and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, and expenses (including attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to (a) the negotiation, execution, delivery, performance, administration, or enforcement of any of the Loan Documents, (b) any of the transactions contemplated by the Loan Documents, (c) any breach by any Borrower of any representation, warranty, covenant, or other agreement contained in any of the Loan Documents, (d) the presence, Release, threatened Release, disposal, removal, or cleanup of any Hazardous Material located on, about, within, or affecting any of the properties or assets of any Borrower or any Subsidiary, or
(e) any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing. Without limiting any provision of this Agreement or of any other Loan Document, it is the express intention of the parties hereto that each Person to be indemnified under this Section shall be indemnified from and held harmless against any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, and expenses (including attorneys' fees) arising out of or resulting from the sole or contributory negligence of such Person.

          Section 12.3 Limitation of Liability. None of the Lender or any Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and any Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by any Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents, except for gross negligence or willful misconduct in which event damages will be limited to actual damages. Each Borrower hereby waives, releases, and agrees not to sue the Lender or any of its Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

          Section 12.4 No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Lender shall have the right to act exclusively in the interest of the Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any Borrower or any of the Borrowers' shareholders or any other Person.

         Section 12.5 No Fiduciary Relationship. The relationship between each Borrower and the Lender is solely that of debtor and creditor, and the Lender has no fiduciary or other special relationship with any Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between any Borrower and the Lender to be other than that of debtor and creditor.

         Section 12.6 Equitable Relief. Each Borrower recognizes that in the event any Borrower fails to pay, perform, observe, or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Lender. Each Borrower therefore agrees that the Lender, if the Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         Section 12.7 No Waiver, Cumulative Remedies. No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

         Section 12.8 Successors and Assigns.

                  (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Lender. The Lender may sell without notice to or consent of any Borrower participations to one or more banks or other institutions in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of the Term Loan owing to it); provided, however, that (i) the Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) the Lender shall remain solely responsible to the Borrowers for the performance of such obligations, (iii) the Lender shall remain the holder of its Note for all purposes of this Agreement,
(iv) the Borrowers shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement and the other Loan Documents, and (v) the Lender shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under this Agreement or any other Loan Document, other than the right to vote upon or consent to (A) any reduction of the principal amount of, or interest to be paid on, the Term Loan of the Lender, (B) any reduction of any commitment fee or other amount payable to the Lender under any Loan Document, or (C) any postponement of any date for the payment of any amount payable in respect of the Term Loan to the Lender.

                  (b) The Lender may, without notice to or consent of any Borrower, sell, assign or transfer to any one or more persons or entities, all or any part of the Term Loan or all or any part of the Loan Documents and each such assignee or transferee shall have the right to enforce the Term Loan, and such Loan documents as fully as the Lender, provided that the Lender shall continue to have the unimpaired right to enforce the provisions of the Loan Documents and the Term Loan that it has not sold, assigned or transferred.

                  (c) In connection with and prior to and after any such sale, transfer, assignment or participation, the Lender may disclose and furnish to any prospective or actual purchaser, transferee, assignee or participant, any and all reports, financial statements and other information obtained by the Lender at any time and from time to time in connection with the Term Loan, the Loan Documents or otherwise. The Borrowers shall fully cooperate with the Lender in connection with any such assignment and shall execute and deliver such consents and acceptances to any such assignment as the Lender shall reasonably request that are necessary or desirable to effect any such assignment.

          Section 12.9 Survival. All representations and warranties made in this agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by the Lender or any closing shall affect the representations and warranties or the right of the Lender to rely upon them. Without prejudice to the survival of any other obligation of the Borrowers hereunder, the obligations of the Borrowers under Article IV and Sections 12.1 and 12.2 shall survive repayment of the Note and termination of the Commitments.

          Section 12. 10 ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

          Section 12.11 Amendments, Etc. No amendment or waiver of any provision of this Agreement, the Notes, or any other Loan Document to which any Borrower is a party, nor any consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Lender and the Borrowers, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          Section 12.12 Maximum Interest Rate.

                  (a) The collateral covered in the Vessel Mortgage and the Obligations covered by this Agreement, the Note and other Loan Documents is or will be secured by a "Preferred Mortgage" on the United States-flagged Vessels within the meaning of Section 31322 of 46 U.S.C. 131301-31343 (1994), as amended (the "Ship Mortgage Act"), and the regulations promulgated thereunder. If, for any reason, the provisions of Section 31322 of the Ship Mortgage Act shall be found not to exempt any and all interest and other charges contracted for, charged, taken, received or reserved in connection with the Obligations covered by this Agreement, the Note, and other Loan Documents from any limitations otherwise applicable, then the provisions of Section 12.12(b) shall apply, but otherwise the provisions of Section 31322 of the Ship Mortgage Act shall be applicable.

                  (b) No provision of this Agreement or of any other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither any of the Borrowers nor the sureties, guarantors, successors, or assigns of any of the Borrowers shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Note; and, if the principal of the Note has been paid in full, any remaining excess shall forthwith be paid to the Borrowers. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrowers and the Lender shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Note so that interest for the entire term does not exceed the Maximum Rate.

         Section 12.13 Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which any Borrower is a party shall be given or made by telex, telegraph, telecopy, cable, or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to the Lender pursuant to Article II shall not be effective until received by the Lender.

         Section 12.14 LAW AND JURISDICTION.

                  THIS AGREEMENT AND THE LOAN DOCUMENTS PROVIDED FOR HEREIN (INCLUDING, BUT NOT LIMITED TO THE VALIDITY AND ENFORCEABILITY HEREOF AND THEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, OTHER THAN CONFLICT OF LAWS THEREOF ANY LEGAL ACTION OR PROCEEDING AGAINST ANY OF THE BORROWERS WITH RESPECT TO THIS AGREEMENT OR ANY LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS. THE U.S. FEDERAL COURTS IN SUCH STATE, SITTING IN THE COUNTY OF COOK, OR IN THE COURTS OF ANY OTHER JURISDICTION WHERE SUCH ACTION OR PROCEEDING MAY BE PROPERLY BROUGHT, AND THE BORROWERS HEREBY IRREVOCABLY ACCEPT THE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY ACTION OR PROCEEDING. EACH OF THE BORROWERS DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604 TO RECEIVE ON THEIR BEHALF, SERVICE OF ALL PROCESS IN ANY PROCEEDING IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY EACH CREDIT PARTY TO BE EFFECTING AND BINDING SERVICE IN EVERY RESPECT. A copy of such service of process shall be mailed by U.S. registered or certified mail postage prepaid to the party to be served at its address designated in Section 12.13 hereof except that unless otherwise required by law, any failure to mail such copy shall not affect the validity of service of process. The Borrowers agree that a final judgment in any action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing in this Section 12.14 shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against any Borrower or its Properties in the courts of any other jurisdiction. To the extent that any Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to either itself or its Property, such Borrower hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Documents to the extent permitted by law. To the extent permitted by law each of the Borrowers hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any loan Document brought in any state or federal court located within the County of Cook, State of Illinois, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          Section 12.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 12.16 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

          Section 12.17 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

          Section 12.18 Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.

          Section 12.19 Construction. The Borrowers and the Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

          Section 12.20 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

          Section 12.21 JURY WAIVER. THE BORROWERS AND THE LENDER (BY THEIR ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG ANY BORROWER AND THE LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY RELATIONSHIP BETWEEN THE LENDER AND ANY BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

          Section 12.22 Confidentiality. In the event that any of the Borrowers provides to the Lender written confidential information belonging to such Borrower, if such Borrower shall denominate such information in writing as "confidential", the Lender shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that it utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without the Lender breaching its obligation of confidence to such Borrower, (iii) are previously known by the Lender from some source other than such Borrower, (iv) are hereafter developed by the Lender without using the Borrower's information,
(v) are hereafter obtained by or made available to the Lender from a third party who the Lender is not aware owes an obligation of confidence to such Borrower with respect to such information or through any other means other than through disclosure by such Borrower, (vi) are disclosed with such Borrower's consent, (vii) must be disclosed either pursuant to any Governmental Requirement or to Persons regulating the activities of the Lender, or (viii) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration or governmental proceeding. Further, the Lender may disclose any such information to Bank One, the Subordinated Lender, its independent certified public accountants, and/or any legal counsel employed by such Person in connection with this Agreement or any other Loan Document, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Term Loan; provided, however, that the Lender shall receive a confidentiality agreement from the Person to whom such information is disclosed such that said Person shall have the same obligation to maintain the confidentiality of such information as is imposed upon the Lender hereunder. Notwithstanding anything to the contrary provided herein, this obligation of confidence shall cease three years from the date the information was furnished, unless such Borrower requests in writing at least 30 days prior to the expiration of such three year period, to maintain the confidentiality of such information for an additional three year period. Each Borrower waives any and all other rights it may have to confidentiality as against the lender arising by contract, agreement, statute or law except as expressly stated in this Section 12.22.

                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY.]
                         [SIGNATURE PAGES TO FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                 BORROWERS:

                                 TRANSCOASTAL MARINE SERVICES, INC.;
                                 DICKSON MARINE, INC.;
                                 VENTURA RESOURCES, INC.;
                                 WOODSON CONSTRUCTION COMPANY, INC.;
                                 ENVIROSYSTEMS, INC.;
                                 KORI CORPORATION;
                                 C.S.I. HYDROSTATIC TESTERS, INC.;
                                 HARGETT MOORING AND MARINE, INC.;
                                 HBH, INC.;
                                 TRANSCOASTAL MARINE SERVICES OF LA, INC.;
                                 DICKSON GMP INTERNATIONAL, INC.;
                                 THE RED FOX COMPANIES OF NEW IBERIA, INC.;
                                 TRANSCOASTAL VESSELS, INC.;

                                 By: /a/ PAMELA L. REILAND
                                    --------------------------------------------
                                      Pamela L. Reiland
                                      Authorized Officer for each Borrower

         1.                      Address for Notices (all Borrowers):

                                 2925 Briarpark Drive, Suite 930
                                 Houston, Texas 77042
                                 Fax No.: (713) 781-6364
                                 Telephone No.: (713) 787-1384
                                 Attention: President

                                        LENDER:

                                        HELLER FINANCIAL LEASING, INC.

                                        By: /s/ B. FORREST TAYLOR
                                           ------------------------------------
                                                 B. Forrest Taylor
                                                 Vice President

                     2.                 Address for Notices:

                                        500 West Monroe Street
                                        Chicago, Illinois 60661
                                        Fax No.: (312) 441-7519
                                        Telephone No.: (312) 441-6719
                                        Attention: Region Credit Manager

                              INDEX TO SCHEDULES

Schedule           Description of Schedule

  1              Excluded Equipment
  2              Real Property
  3              Vessels
  7.5            Litigation and Judgments
  7.6            Property Condition Disclosure
  7.9            Debt
  7.10           Tax Disclosure
  7.14           List of Subsidiaries
  7.20           Environmental Matters
  7.22           Insurance
  7.23           Hedging Agreements
  7.25           Material Agreements
  9.2            Disclosed Liens

                                   SCHEDULE 1
                                       TO
                                CREDIT AGREEMENT


                            List of Excluded Assets
                       (as more fully described in attachment hereto)

===================================================================================================
ASSET NAME          TYPE                                DESCRIPTION
===================================================================================================
Drydock        Drydock             3,400 ton; Dimensions of 236' x 100' with 85' between wing walls
---------------------------------------------------------------------------------------------------
Jetting        Jet Pumps, Etc.     TCMS Equipment #10697, EMD Engine Model #16-567-03A with Bingham
Equipment                          8' x 10' 4-stage Jet Pump and Lufkin Gear Box Model #N1460C;
(Mexican site)                     jet sleds and pipe; located on Cable 1 Vessel
---------------------------------------------------------------------------------------------------
Jetting        Jet Pumps, Etc.     3 single stage pumps; 5 5-stage pumps; EMD Engine Model #16-567-
Equipment                          D3A with Bingham 8' x 10' 4-stage Jet Pump with Lufkin Gear Box
(Lafayette site)                   Model #N1604C; jet sleds and pipe
---------------------------------------------------------------------------------------------------
BH 103         Spud Barge          American flag; dimensions of 120' x 39' x 8'; built by Conrad
                                   Industries, Inc. in Morgan City, LA in 1991
---------------------------------------------------------------------------------------------------
BH 101         Spud Barge          American flag; dimensions of 120' x 36' x 7'; built in Houma,
                                   LA in 1979
---------------------------------------------------------------------------------------------------
BH 100         Spud Barge          American flag; dimensions of 110' x 34' x 6'
---------------------------------------------------------------------------------------------------
Rowe 14        Crane Barge         American flag; dimensions of 110' x 34' x 7.3'; approximately
                                   20 years old
---------------------------------------------------------------------------------------------------
Barge          Construction        American flag; dimensions of 250' x 50' x 12; built by Nashville
               Barge               Bridge Company in Nashville, TN in 1953
---------------------------------------------------------------------------------------------------
#7101          Spud Barge          American flag; dimensions of 136' x 35' x 7.6'; built by
                                   Nashville Bridge Company in Nashville, TN in 1966
---------------------------------------------------------------------------------------------------
#7102          Spud Barge          American flag; dimensions of 136' x 35' x 7.6'; built by Nashville
                                   Bridge Company in Nashville, TN in 1966
---------------------------------------------------------------------------------------------------
Barge          Office Barge        American flag; dimensions of 208' x 26' x 5'; built by Nashville
                                   Bridge Company in Nashville, TN (forward vessel in 1941, hull no.
                                   579 and after vessel in 1955, hull no. 1134)
---------------------------------------------------------------------------------------------------
TCMS 612       Spud Barge          American flag; dimensions of 140' x 39' x 9'
---------------------------------------------------------------------------------------------------
BH 7           Deck Barge          American flag; dimensions of 120' x 20' x 7'; built by Alexander
                                   Shipyard
---------------------------------------------------------------------------------------------------
Missy Ann      Tug Boat            American flag; dimensions of 48' x 16.7' x 5.8'; built in Houma,
                                   LA in 1975
---------------------------------------------------------------------------------------------------
Danny Boy II   Tug Boat            American flag; dimensions of 36.5' x 14' x 4.7'; built in Harvey,
                                   LA in 1969
---------------------------------------------------------------------------------------------------
BH 201         Spud Barge          American flag; dimensions of 90' x 23' x 5'
---------------------------------------------------------------------------------------------------
MMVII          Spud Barge          American flag; dimensions of 120' x 32' x 7'; approximately 25 years old
===================================================================================================

           [BACHRACH, WOOD, PETERS AND ASSOCIATES, INC. LETTERHEAD]



DECEMBER 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
     as of
December 7, 1998


SURVEY REPORT NO. 9812-1225




                                3400 TON DRYDOCK

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 7, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the 3400 ton drydock (Transcoastal Marine Services, Inc.- reported owners) while subject drydock was lying afloat at the facilities of Red Fox on Industrial Canal in New Orleans, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of December 7, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.


GENERAL CONSTRUCTION PARTICULARS:

Note: For reporting purposes, the end of the drydock with the male notch assembly is considered to be the bow.

The drydock was built of all welded steel construction by securing four (4) smaller drydock sections into one (1) larger unit with an overall dimension of 236'x 100' with 85' between the wing walls and a combined capacity of 3,400 tons.


Original thickness of all plating appears to be 3/8".

Deck fittings consists of various single and double bitts, as well as padeyes ranged across the forward and after ends of the main deck.

HULL SECTIONS:

The hull sections are arranged as follows:

SURVEY REPORT NO. 9812-1225

First Section:

The forward section is a 39'x 100' section with two (2) 16'x 7.5' x 15' wing walls ranged along both port and starboard sides. Extending forward of the bow is a fabricated steel male notch assembly which measures 19'x 60' with a 48" cast steel kevel location in way of the center line. Each wing wall has its upper perimeter contained by cable handrails.


Atop the port wing wall was the following:

One (1) 6" double bitt.
Two (2) valve handles.
Two (2) 6" vents.
One (1) manual securing winch.
One (1) covered shack.
Two (2) U.S. Motors, Model F407A, 15 HP electric motors each rated at 1765 RPM which power two (2) low lift pumps of unknown capacity.


Atop the starboard wing wall was the following:

One (1) 6" diameter double bitt.
One (1) manually operated winch.
Two (2) 6' vents.
Three (3) Valve handles.
One (1) electrical panel/operators station which has a surrounding steel shack. Two (2) U.S. Motors, model F407A, 15 HP electric motors each rated at 1765 RPM which power two (2) low lift pumps of unknown capacity.


Second Section:

The second section is a 70'x 100' section with one (1) 70'x 7.5' x 16' wing wall section ranged along both port and starboard side. Each wing wall has its upper ranged along both port and starboard side. Each wing wall has its upper perimeter contained by round bar handrail system.


Atop the port wing wall is the following:

Two (2) 12" double bitts ranged along the outboard edge.
Two (2) mercury vapor lights.
Two (2) 4" vents.
One (1) 12" vent.
One (1) valve handle.
One (1) manually operated winch.
Five (5) 10" single bitts.

SURVEY REPORT NO. 9812-1225

SECOND SECTION: (continued)

One (1) 50 HP electric motor which powers a Fairbanks Morse deepwell pump of unknown capacity.

Atop the starboard wing wall is the following:

Two (2) 12" double bitts ranged along the outboard edge.
Two (2) valves.
One (1) 12" vent.
Two (2) 4" vents.
Two (2) mercury vapor lights.
One (1) manually operated winch.
One (1) 10" D ring.
Seven (7) 6" single bitts.
One (1) electrical panel covered by a steel top.
One (1) 50 HP electric motor which powers a Fairbanks Morse deepwell pump of unknown capacity.

Third Section:

The third section is a 70' x 100' section with one (1) 70' x 7.5' x 18' wing wall section ranged along both port and starboard sides. Each wing wall has its upper perimeter contained by round bar handrail system.

Atop the port wing wall is the following:

Two (2) 12" double bitts ranged along the outboard edge.
One (1) mercury vapor light.
Two (2) manually operated winches.
One (1) 12" vent.
Two (2) 4" vents.
One (1) valve handle.
Six (6) single bitts.
One (1) cover shack.
One (1) 50 HP electric motor which powers a Fairbank Morse deepwell pump of unknown capacity.

Atop the starboard wing well is the following:

Two (2) 12" double bitts ranged along the outboard edge.
Two (2) valve handles.
Two (2) 4" vents.

SURVEY REPORT NO. 9812-1225

Third Section: (continued)

One (1) 12" vent.
One (1) manually operated winch.
Nine (9) 6" single bitts.
One (1) mercury vapor light.
One (1) 50 HP electric motor which powers a Fairbanks Morse deepwell pump of unknown capacity.

Fourth Section:

The fourth section is a 56' x 100' section with two (2) 16' x 7.5' x 15' wing wall section ranged along both port and starboard sides. Each wing wall has its upper perimeter contained by pipe handrail system.

Atop the port wing wall is the following:

Two (2) 6" double bitts ranged along the inboard edge.
One (1) 8" D ring.
Four (4) 8" vents.
Four (4) valve handles.
One (1) electric winch complete with a 5 HP motor.
Two (2) mercury vapor lights.
One (1) 30 lb. fire extinguisher.
One (1) 30" ring buoy.
One (1) 15 HP electric motor which powers a Fairbank Morse deepwell pump of unknown capacity.

Atop the starboard wing wall is the following:

One (1) 6" double bitt located aft.
One (1) 8" double bitt located inboard.
Four (4) valve handles.
Four (4) 8" vents.
Nine (9) 6" single bitts.
One (1) electric winch without a motor.
One (1) manually operated winch.
Two (2) mercury vapor lights.
One (1) electrical panel/operator station covered by a steel roof. One (1) 30" ring buoy.

SURVEY REPORT NO. 9812-1225

Fourth Section: (continued)

One (1) 15 HP electric motor which powers a Fairbank Morse deepwell pump of unknown capacity.

EXTERNAL CONDITION:

Note: Only an external survey could be performed due to the lower hull compartments containing ballast water.

The drydock was sighted afloat with a 250' vessel hauled out.

The deck was partially covered with 6" to 1' of blasting sand. Where sighted, deck plating was lightly washboarded with random indents of 0 to 1".

The wing walls contain light distortion with random indents of 0 to 1".

External coating was recently applied over 90% of the vessel and appears to be in excellent condition.

Electrical wiring, where sighted, appears to be in excellent condition.

VALUATION:

Estimated present day fair market value
         as of December 7, 1998.................................$ 2,750,000.00

          Fair Market Value:

          A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

          1. The buyer and seller are typically motivated.

          2. Both parties are well informed and acting in what they consider their own best interest.

          3. A reasonable time is allowed for exposure in the open market.

SURVEY REPORT NO. 9812-1225

Estimated orderly liquidation value
     as of December 7, 1998................................... $ 2,400,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

Reportedly, all wasted external hull plating has been cropped and renewed as found necessary.

Reportedly, internal hull compartments had all wasted structural members cropped and renewed as found necessary with additional internals added to reinforce the deck.

Reportedly, all internal and external anodes have recently been renewed.

Reportedly, all lower hull compartments have been cleaned and recoated with Texaco Compound H.

All machinery and equipment on the drydock appears to be in good condition and well coated.

This drydock, as described herein, is in satisfactory condition for its intended service.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject drydock is either expressed or implied.

The drydock was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned drydock and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the values reported herein.

Survey made, signed and submitted without prejudice to rights and/or interests of whom it may concern.

SURVEY REPORT NO. 9812-1225

Attending Surveyor:


Kevin A. Jacomine



                                    BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                             [SEAL]

                                    /s/ ANTHONY C. PETERS
                                    -----------------------------------------
                                    Anthony C. Peters,
                                    Principal Surveyor.



KAJ:ktb

Distribution:

(2) Reports & (2) invoices:
      Bank One, Texas, NA
      Attention: Ms. Karen S. Shouse
      910 Travis Street, 7th Floor
      TX-2 4260
      Houston, Texas 77002

(1) Report:
      Transcoastal Marine Services, Inc.
      Attention: Mr. John Nowlin
      183 Beadle Road
      Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]



December 08, 1998


Inspection - Ascertain
General Condition and
Fair Market Value
      as of
December 4, 1998


SURVEY REPORT NO. 9812-1227



              TRANSCOASTAL MARINE SERVICES, INC. JETTING EQUIPMENT
                                     MEXICO

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 4, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey Jetting Equipment temporarily on board the barge "Cable I", and reportedly owned by Transcoastal Marine Services, Inc. while the Cable I lay afloat and anchored approximately 5 miles northeast of Ciudad Del Carmen, Campeche, Mexico in order to ascertain the general condition of the equipment and in order to estimate its present day fair market value and orderly liquidation values as of December 4, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL DESCRIPTION AND CONDITION:

One steel, state of the art, jetting sled with adjustable legs capable of operating at pressures of 500 psi and a volume of 3600 gallons per minute and capable of burying pipe 12" to 36" in diameter to a depth of as much as 16 feet below mud line. This equipment was found in excellent condition.

One skid mounted "A" frame approximately 50 feet long and constructed with steel 30" "I" beam legs and two 30" "I" beam cross beams. The "A" frame is fit with a 36" diameter x 20 foot long hose roller, has an 80 ton capacity and can be raised and lowered utilizing built-in hydraulic rams. The unit is capable of being moved from vessel to vessel as a unit. The unit was found to be in excellent condition.

One skid mounted 3 cylinder General Motors, model 3-53, diesel engine drives a Vickers vane pump for operating the hydraulic rams of the "A" frame. The engine is electric starter and radiator cooled and appeared in very good condition.

SURVEY REPORT NO. 9812-1227


GENERAL DESCRIPTION AND CONDITION:

One Continental skid mounted model TMD 27, 4 cylinder diesel engine drives a Parker model PFV 125B1711FNI vane pump to power a large diameter hose reel. The engine is electric starting and radiator cooled and appears in new condition.

One skid mounted hydraulic powered 12 foot diameter steel hose reel which is remotely powered from a hydraulic pressure source. The reel is fit with 300 feet of 8" diameter 1000 psi water hose. The hose reel is additionally fit with 300 feet of 6" diameter high pressure air supply hose. The hose reel was built by Marine Project Development Limited of Hull in Great Britain and the hose reel unit and hoses appeared in very good condition.

2,600 feet of 1/2" high pressure hydraulic hose for the sensor units used for positioning a jetting sled. The hoses appeared in good condition.

One steel water manifold for a jet pumping system constructed of 8" diameter pipe and 8" valves which can be arranged to operate two high pressure water pumps. This unit appeared in very good condition.

One skid mounted Viking, 50 ton line pull, 48" diameter single drum which driven by a Hagglunds hydraulic motor through a Hagglund reduction gear. The drum is fit with 4,000 feet of 1" steel cable. The unit and cable appeared in excellent condition.

One skid mounted, Deutz 6 cylinder, turbocharged diesel engine driving a 12" Gorman-Rupp 7,000 gallon per minute water supply pump which can deliver at 40 psi. The engine is electric starting and air cooled and appeared in nearly new condition.

Two frame mounted Gardner-Denver 750 cubic feet per minute at 125 psi, air compressors are each driven by General Motors 6 cylinder model 6-71 diesel engine. Each engine is electric starting and radiator cooled. Each engine was reportedly recently overhauled and each unit appeared in good condition.

One skid mounted 16 cylinder EMD model 16-645E5, turbocharged, 3,000 brake horse power diesel engine drives a Lufkin 4 to 1 increase gear and a Bingham model
MSB 5/4 8 x 10 x 12.5, 3,000 gallon per minute at 1,000 psi, high pressure water pump. The engine is air starting and heat exchanger cooled. The Lufkin gears are reportedly new and appear in excellent condition. The Bingham pump appears in excellent condition and is reportedly operative. The main engine appears in excellent condition and was reportedly last overhauled 900 operating hours ago.

One Rasmussen Equipment Company skid mounted, double drum Skagit, model RB-90 winch is driven by General Motors 8 cylinder model V-8-71 diesel engine through a Twin Disc torque converter and a system of gears and chains. The engine is electric starting and radiator cooled. The engine is fit with a takeoff for running its own winch controls. The

SURVEY REPORT NO. 9812-1227

GENERAL DESCRIPTION AND CONDITION:


engine appears in excellent condition and it reportedly nearly new. The winch appears in excellent condition.


VALUATION:

Estimated present day fair market value of above described equipment as sighted December 04, 1998.................................$ 1,300,000.00

     Fair Market Value:

     A sum of money that equipment should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1. The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3. A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value of above described equipment as sighted of December 04, 1998.......................................$ 1,000,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

     This survey represents the good faith opinion of the surveyor and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

     The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the values reported herein.

SURVEY REPORT NO. 9812-1227

Survey made, signed, and submitted without prejudice to rights and/or interests of whom may concern.

Attending Surveyor:

John M. Swanson


                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.


                                       /s/ ANTHONY C. PETERS
                                       -----------------------------------------
                                       Anthony C. Peters,
                                       Principal Surveyor.


                                     [SEAL]


JMS:maw

Distribution:


(2) Reports & (2) Invoices:
     Bank One, Texas, NA
     Attention: Ms. Karen S. Shouse
     910 Travis Street, 7th Floor
     TX-2 4260
     Houston, Texas 77002

(1) Report:
     Transcoastal Marine Services, Inc.
     Attention: Mr. John Nowlin
     183 Beadle Road
     Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]


December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
      as of
December 8, 1998


SURVEY REPORT NO. 9812-1226




                               JETTING EQUIPMENT
                                (LAFAYETTE SITE)


THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 8, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One Texas, NA, survey miscellaneous jetting equipment (Transcoastal Marine Services, Inc. reported owners) while the equipment was located at the facility of CSI in Lafayette, Louisiana, in order to ascertain the general condition of the equipment and in order to estimate its present day fair market value and orderly liquidation values of December 8, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL DESCRIPTION AND CONDITION:

The following equipment was sighted in Lafayette, Louisiana. All appeared to be in good condition and reportedly operative.

SINGLE STAGE PUMPS:

Unit No. FP-8, Goulds single stage pump, powered by a GM 8V-71 diesel engine (see photo No. 1).

Unit No. FP-11, Carver, model ETN-20-50, single stage 10"x8" pump powered by a GM 8V-71 diesel engine (see photo No. 2).

Unit No. FP-13, Carver, model ETN-20-50, single stage 10"x8" pump powered by GM 8V-71 diesel engine (see photo No. 3).

SURVEY REPORT NO. 9812-1226

4-STAGE PUMPS:

Unit No. HFP-97, Bingham, model MSB 5/4, 4-stage (destaged from 5-stage) 8 x 10 x 12.5 pump, powered by a 16 cylinder EMD, model 16-567-D3A, turbocharged, 1,800 brake horse power diesel engine, which drives a Lufkin, model N1604C, 3.977 to 1 gear box. The engine is air starting and heat exchanger cooled. The Lufkin gears are reportedly new and appear in excellent condition. The Bingham pump appears in excellent condition and is reportedly operative. The main engine appears in excellent condition (see photos Nos. 4 and 5).

5-STAGE PUMPS:

Unit No. HFP-1, Carver, model 1500 N5, 5-stage 8" x 6" pump powered by a GM 12V-92 diesel engine (see photo No. 6).

Unit No. HFP-2, Carver, model 1500 N5, 5-stage 8" x 6" pump powered by a GM 16V-71 diesel engine (see photo No.7).

Unit No. HFP-3, Carver, model 1500 N5, 5-stage 8" x 6" pump powered by a GM 16V-71 diesel engine (see photo No.8).

Unit No. HFP-4, Carver, model 1500 N5, 5-stage 8" x 6" pump powered by a GM 16V-71 diesel engine (see photo No.9).

Unit No. HFP-98, Carver, model 1500B-5, 5-stage 8" x 6" pump powered by a GM 16V-71 turbocharged diesel engine (see photo No. 10).

Unit No. HR-3, a skid mounted hydraulic powered 8-foot diameter steel hose reel, which has an onboard diesel powered hydraulic pressure source. The reel is designed to hold 4* diameter high pressure air supply hose, but without any hose at the time of survey (see photo No. 12).

HOSE REELS:

Unit No. HR-1, a skid mounted hydraulic powered 10-foot diameter steel hose reel, which is remotely powered from a hydraulic pressure source. The reel is fit with 300 feet of 5" diameter 1000 psi water hose. The hose reel is additionally fit with 300 feet of 3" diameter high pressure air supply hose (see photo No. 11).

Unit No. HR-3, a skid mounted hydraulic powered 8-foot diameter steel hose reel, which has an onboard diesel powered hydraulic pressure source. The reel is designed to hold diameter high pressure air supply hose, but without any hose at the time of survey (see photo No. 12).

JET SLEDS:

Unit No. JS-1, a small jetting sled designed to accept a 6" high pressure water line and a to 3" high pressure air supply line, capable of burying pipe up to 6" in diameter to a depth 4 feet below the mud line (see photo No. 13).

SURVEY REPORT NO. 9812-1226

JET SLEDS: (CONTINUED)

Unit No. JS-2, a medium sized jetting sled, designed to accept a 6" high pressure water line and a 2" to 3" high pressure air supply line. Unit No. JS-2 could not be visually sighted due to it being currently used at job sight in New Orleans, Louisiana.

MISCELLANEOUS EQUIPMENT:

300 feet of 8" diameter 1000 psi jet hose is being stored at the CSI Facility, which is designed to reel onto Unit No. HR-2, which is currently in use in Mexico. This hose is in almost new condition and was recently purchased for a reported amount of $50,000.00

VALUATION:

Estimated present day fair market value of above described
equipment as sighted December 8, 1998............................. $ 935.000.00

      FAIR MARKET VALUE:

      A sum of money that equipment should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

      1. The buyer and seller typically motivated.

      2. Both parties are well informed and acting in what they consider their own best interest.

      3. A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value of above described equipment as sighted of December 08, 1998................................... $ 840,000.00

      The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]


December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
      as of
December 2, 1998

SURVEY REPORT NO. 9811-1221



                              SPUD BARGE "BH 100"

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 2, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the spud barge "BH 100" (an undocumented vessel; Transcoastal Marine Services, Inc. - reported owners) while subject vessel was lying afloat in a laden condition and moored in Venice, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of December 2, 1998.

NOTE: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction. Builder and date of construction was unknown at the time of survey.

Dimensions are: Length - 110', breadth - 34', depth - 6'.

The vessel has a flush deck, a square raked bow, a square raked stern, and a total of six (6) compartments consisting of one (1) bow rake compartment, four
(4) main body compartments, and one (1) stern rake compartment.

Access to each hull compartment is made through a manhole fitted with a center bolt secured cover on a 4" high coaming. The No. 2 starboard main hull compartment is used as a supply room.

The hull is fitted with two (2) strakes of formed plate rub rail which extends from the bow to the stern on both port and starboard sides.

SURVEY REPORT NO. 9812-1221

Deck fittings consists of the following:


One (1) 8" diameter cast steel double bitt is located near amidships.

Two (2) 30" cast steel kevels are ranged along both port and starboard sides.

One (1) 24" cast steel kevel is located on both port and starboard sides of the bow.

One (1) 22" x 22" spudwell fitted atop a 36" coaming, is located on each port and starboard sides near amidships. Starboard and port spudwell each contain one (1) 18" x 18" x 40' spud.

One (1) 2-tier handrail, constructed of approximately 6" diameter pipe, is located across the stern and on both port and starboard sides, extending forward to spudwells.


CERTIFICATES/DOCUMENTS:

Subject vessel does not require regulatory bodies, certificates and/or documents:

DECK EQUIPMENT:

Deck equipment consists of the following:

One (1) cutting torch set up.
One (1) triple drum winch powered by a General Motors 4-71 diesel engine. One (1) American Amhoist, model 7750, 75 ton pedestal crane located on the bow center line.
One (1) Miller portable welding machine
One (1) 2" pump
One (1) 2" Teel electric pump.
One (1) 40' long set of pile driving leads with 4,000 lb. drive hammer and follow block.
One (1) 19' x 4' x 18" work pontoon.

TANK CAPACITIES:

Tank capacities are as follows:

Gas Tank...................200 gallons.
Diesel Tank................175 gallons.


QUARTERS BUILDING:

On the deck is one (1) quarter building, located from the stern, extending forward to amidships. Arrangements are as follows:

SURVEY REPORT NO. 98112-1221

Forward to port is a closet.

Aft to port is a crew's quarters with two (2) bunk beds and one (1) Fedders window air-conditioning unit.

Aft to starboard is one (1) head containing three(3) sinks, two (2) showers, two (2)commodes, and one (1) Sharp window air conditioning unit.

Aft to port is a storage closet.

Aft to port is a crew's quarters with five (5) triple bunks and one (1) Roper and one (1) Sharp window air-conditioning units.

Aft to starboard is the galley/mess area which contains the following equipment and/or furniture:

One (1) stove and oven.
One (1) Whirlpool refrigerator/freezer.
One (1) Amana refrigerator/freezer.
One (1) double stainless steel sink.
One (1) Sharp microwave.
One (1) Samsung TV.
One (1) JVC - VCR.
One (1) Standard Horizon VHF.
One (1) Pitney Bowes fax machine.
One (1) Scottsman ice maker.
One (1) cellular phone.
One (1) large chest-type Kenmore freezer.
Two (2) Carrier window air-conditioning units.
One (1) Roper window air-conditioning unit.

Atop the quarters is the following:

One (1) 30 KW generator powered by a Detroit Diesel 4-71 engine.
One (1) 15' flat boat with a 25 HP Evinrude outboard motor.

NO.2 STARBOARD MAIN HULL COMPARTMENT:

This compartment is used as a supply room and contains the following:

Two (2) fresh water pumps.
One (1) Red Fox, model Hustler, serial No.2940, sewer treatment plant.

SURVEY REPORT NO. 9812-1221

EXTERNAL CONDITION:

External coating of coal tar epoxy is in good condition.

Barge does not appear to have any significant corrosion, wastage, or major indents.

INTERNAL CONDITION:

Internals are in good condition and appear to have a fair coating of Texaco Compound H.

No significant damage or corrosion was sighted.

VALUATION:

Estimated present day fair market value
     as of December 2, 1998.....................................$ 350,000.00

     Fair Market Value:

     A sum of money that a vessel should bring in competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1.   The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3.   A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value
     as of December 2, 1998.........................................$ 275,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This vessel, as described herein, is in satisfactory condition for its intended service.

SURVEY REPORT NO. 9812-1221

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition of seaworthiness; value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore,deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the value reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.


Attending Surveyor:

Wade R. Olsen



                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                                       [SEAL]
                                       /s/ ANTHONY C. PETERS
                                       --------------------------------------
                                       Anthony C. Peters,
                                       Principal Surveyor.


WRO:ktb


Distribution:


(2) Reports & (2) Invoices:
     Bank One, Texas, NA
     Attention: Ms. Karen S. Shouse
     910 Travis Street, 7th Floor
     TX-2 4260
     Houston, Texas 77002

(Surveyor's Notes Continued Next Page)

SURVEY REPORT NO. 9812-1221

(1) Report:
      Transcoastal Marine Services, Inc.
      Attention: Mr. John Nowlin
      183 Beadle Road
      Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC LETTERHEAD]


December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
   as of
November 30, 1998

SURVEY REPORT NO. 9811-1211


                             CRANE BARGE "ROWE 14"

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on November 30, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the steel crane barge "ROWE 14" (an undocumented vessel of approximately 250 gross tons; Transcoastal Marine Services, Inc. - reported owners The Woodson Companies - operators) while subject vessel was lying afloat and moored at the facilities of the Woodson companies at Delcambre, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of November 30, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction. Date and circumstance of construction were unknown at the time of survey; however, the vessel appears to be approximately twenty (20) years old.

Overall Dimensions are: Length - 110', breadth - 34', depth - 7.3'.

The vessel was designed for crane service, has a flush deck, square raked bow, square transom stern, one (1) bow rake compartment, one (1) stern transom compartment and thirteen (13) main hull compartments.

Access to each hull compartment is made via an 18" flush deck manhole with a center bolt cover.

SURVEY REPORT NO. 9811-1211

The vessel is fit with one (1) course of rub rail fender constructed of 18" x 3/8" formed plate which is located 2' below deck elevation and extends from bow around the stern on both port and starboard sides, and is filled with concrete.

DECK FITTINGS:

Deck fittings are comprised of the following:

One (1) each approximately 6" double bitts located at each corner.
Two (2) each approximately 36" kevels are ranged down port and starboard sides. One (1) each closed chocks located aft on both port and starboard sides.

The bow deck is fit with a single tier 36" high cargo railing constructed of 6" diameter pipe with stanchions located on 12' centers.

Bottom, side and deck plating are estimated to have been 3/8" original thickness.

The vessel is framed longitudinally and stiffened transversely. Longitudinal bottom frames are 5" x 3" x 5/16" angle spaced on 25" centers. Longitudinal side frames are 4" x 3" x 1/4" angle spaced on 24" centers. The vessel is stiffened transversely with transverse trusses spaced on 7' centers. Top and bottom chords are constructed of 10" channels and outboard chords are constructed of 5" channels.

SPUD SYSTEM:

The vessel is fit with three (3) internal spudwells. Two (2) are located near mid-length on port and starboard sides, and one (1) is located on forward center line. The mid-length port and starboard spudwells are 22" square and the forward center line spudwell is 33" square.

The vessel is fit with two (2) approximately 40' long 17" and 17" steel spuds, and one (1) approximately 60' long 17" x 17" square steel spud.

Spuds are raised and lowered utilizing a three drum, single gypsy head spud winch of unknown manufacturer driving. Spud winch is driven by a General Motors, 4-cylinder, model 4-71 diesel engine through a torque converter and a system of sprockets and gears.

DRAGLINE EQUIPMENT:

The vessel is designed for dredging utilizing a deck crawler crane with a three-yard drag [ILLEGIBLE] bucket. The stern deck is fit with an approximately 20' x 20' x 12" high timber mat to distribute the crane load. Secured on the timber mat is a crawler type crane.

SURVEY REPORT NO. 9811-1211

The crane is a Bucyrus-Erie, model 71-B, series T, crawler crane in a dragline configuration 100 with a 100' boom with a reported 70 tons of lifting capacity. A General Motors, 12-cylinder, model V-12-71 diesel engine drives multiple drums through a torque converter and a system of sprockets and chains.

DECKHOUSE ARRANGEMENT:

Located forward is a single level crew berthing area house which is constructed of steel and is fit with portholes and designed watertight doors. The interior is fit with overhead paneling, painted bulkheads, and linoleum floors. Arrangements is as follows:

Forward, on the port side is a bunkroom with one (1) single double bunk, one
(1) General Electric 17 cu. ft. combination refrigerator/freezer, one (1) clothes closet with a head and toilet, sink, and built in shower stall.

Forward, on the starboard side, is a bunkroom with three (3) double built in wooden bunks and wooden storage closets.

A second bunkroom is located on the port side and contains two (2) double built in wooden bunks and one (1) wooden clothes locker.

Located aft of the bunkroom on the port side is a head with one (1) double built in shower stall, a toilet, and two (2) wooden storage lockers.

Located aft on the starboard side is a galley which contains a one hundred
(100) gallon electric water heater, a 4-element electric stove and oven, a double stainless steel sink, and one (1) approximately 30 cu.ft. chest type freezer, a mess table, and wooden dish racks and cabinets.

AUXILIARY EQUIPMENT:

In the lower hull is an auxiliary and storage room which contains one (1) 5 HP electric motor driving a 2" fuel oil transfer pump and a fractional HP electric motor driving a fresh water pressure set.

Located forward on the starboard side at main deck elevation of the house is a generator room. The generator room contains one (1) 6-cylinder Cummins engine driving a 75 KW/AC. The engine is electric starting and radiator cooled.

CERTIFICATES/DOCUMENTS:

No certification was on board the vessel at the time of survey.

SURVEY REPORT NO. 9811-1211

CONDITION:

The vessel was sighted afloat. Reportedly, the vessel was last hauled out during May 1995. Poor housekeeping prevails. Poor preventative maintenance prevails. Deck fittings appear in satisfactory condition.

The deck is open in way of hull vents for each compartment on both the port and starboard sides. The vessel is not ready for service and is in need of cleaning and major maintenance prior to human habitation.

The rub rail is heavily flattened at scattered locations and across the stern and is fractured away from side plating forward on the port side. The main deck bow cargo rail is broken away at two (2) locations and is heavily distorted at the bow. Poor housekeeping prevails and the interior of the house is in poor condition with all surfaces dirty and in need of maintenance.

Spudwells, where visible, show moderate wastage. Spuds, where visible, appear in satisfactory condition. The spud winch appears in satisfactory condition. The spud winch engine is reported in satisfactory condition but was not test operated at time of survey.

The crane deck mats shows moderate dry rot. Crane securing is poor with heavy wastage of connections. The crane tracks are heavily corroded and obviously lack maintenance. The crane appears in good condition and undamaged and reportedly major maintenance was performed in 1997. The crane appears disused and lacks preventative maintenance. The forward windshield of the operators cab is broken out and glass debris is on deck. An annual inspection for a 28,000 lb. capacity was completed May 26, 1998. The engine exhaust insulation is adrift.

Crew berthing house doors are in poor condition and at several locations show generous use of silicon caulking to cover waste holes. The interior of the house is in disarray, dirty, and unkempt. Deterioration and unhealthy conditions are at nearly every location. The port forward bunkroom is in disarray. The associated head is in disarray with plumbing suspect. The after head is in disarray and suffering the affects of disuse.

The forward starboard bunkroom is in poor condition with silicone caulk being used for bulkhead cable runs. The forward spudwell is visible in a closet in the house and is wasted through at a location 1' above main deck elevation and this has been repaired with silicone caulk. Crew area wiring is in disarray and circuits are open at scattered locations. The after bunkroom is being used for storage and is in disarray.

The galley is unusable in its present condition.

Fire fighting equipment is in poor condition.

Life saving equipment is in poor condition.

SURVEY REPORT NO. 9811-1211

The main generator appears to have been last maintained 3,000 hours ago and is in need of preventative maintenance. Wiring in the generator room is improper and open and the room is suffering from disuse.

The lower hull storage area is in poor condition and is unkempt.

Fuel oil transfer pump piping is in poor condition. The fresh water pressure set appears inoperative and some wiring is open.

The hull exterior coating appears in satisfactory condition with moderate pitting throughout. The interior of the hull is uncoated and in the lower portion shows moderate rust scale and some internal members are wasted through and fractured.

VALUATION:

Estimated present day fair market value
    as of November 30, 1998.....................................$300,000.00

      Fair Market Value:

      A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

      1. The buyer and seller are typically motivated.

      2. Both parties are well informed and acting in what they consider their own best interest.

      3. A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value
     as of November 30, 1998....................................$200,000.00

      The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEY REPORT NO. 9811-1211


SURVEYOR'S NOTES:

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting se trials, testing or tying out machinery or electrical systems, or opening up any of those place ordinarily closed or concealed. Therefore, deficiencies may exist other than those condition noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in th aforementioned vessel and/or its equipment, and compensation for services has bee arranged for on an independent fee basis and is in no way contingent upon the value reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom may concern.

Attending Surveyor:

John M. Swanson

                                       BACHRACH, WOOD PETERS & ASSOCIATES, INC

                                                                    [SEAL]

                                       /s/ ANTHONY C. PETERS
                                       -----------------------------------------
                                       Anthony C. Peters,
                                       Principal Surveyor.

SJB:smk
Distribution:

(2) Reports & (2) Invoices:
      Bank One, Texas, NA
      Attention: Ms. Karen S. Shouse
      910 Travis Street, 7th Floor
      TX-2 4260
      Houston, Texas 77002

SURVEY REPORT NO. 9811-1211

(1) Report:
      Transcoastal Marine Services, Inc.
      Attention: Mr. John Nowlin
      183 Beadle Road
      Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]



December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
      as of
December 4, 1998

SURVEY REPORT NO. 9812-1223


                               CONSTRUCTION BARGE
                                  250'x50'x12'


THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 4, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the 250' construction barge (an undocumented vessel; Transcoastal Marine Services, Inc. - reported owners) while subject vessel was lying afloat in an unladen condition and moored at the facilities of Red Fox on Industrial Canal in New Orleans, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of December 4, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction by Nashville Bridge Company in Nashville, Tennessee during 1953.

Dimensions are: Length - 250', breadth - 50', depth - 12'.

The vessel has a cambered deck with a dead rise in way of the bow rake and No. 1 main compartments, a spoon raked bow, a transom stern, and a total of ten (10) compartments consisting of one (1) bow rake compartment, eight (8) main body compartments, and one (1) stern transom compartment.

Access to each hull compartment is made through a 21"x16" oval deck type manhole on 3-1/2" raised coaming fitted with a 4-dog secured cover.

SURVEY REPORT NO. 9812-1223

The hull is fitted with two (2) strakes of 9" split pipe rub rail, located at 4-1/2' and 10' elevations which extend from the bow to the stern on both port and starboard sides. A 7" x 3/4" rub bar is located 1' below the deck on both port and starboard sides. Additionally, twenty-two (22) large truck tires suspended by heavy chain from double padeyes are ranged along the port side.

Forward half of the deck is fitted with a 1-1/4" diameter 2-tier pipe handrail. After half of the deck is fitted with a 2-tier handrail fabricated of 3" x 3" angle and 1/4" wire rope.

Deck fittings consists of the following:

One (1) 48" cast steel kevels is located on bow and stern center line. Five (5) 48" cast steel kevels are ranged along both the starboard side. Two (2) 48" cast steel kevels are ranged along the port side.
Three (3) 36" cast steel kevels are ranged along the port side.
One (1) 60" cast steel kevel is on port side.
One (1) 10" button bitt is located on the port side forward.
One (1) 8" single bitt is located to both port and starboard of amidship. One (1) 12" double steel bitt is located at each corner of the stern.
Two (2) 10" button bitts, two (2) 12" button bitts, and one (1) 10" roller button bitt are located at the port stern corner.
Three (3) 10" button bitts and two (2) 12" button bitts are located at the starboard stern corner.
Two (2) 24" diameter spudwells fitted atop 5" coamings are located on the starboard side.  Each contains one (1) 42' spud.
Two (2) 16" x 16" spudwells fitted atop 8" coamings are located on the starboard side. Each contains one (1) 16" diameter x 42' spud.

CERTIFICATES/DOCUMENTS:

Subject vessel does not require regulatory bodies, certificates and/or documents.

DECK EQUIPMENT:

Deck equipment consists of the following:

One (1) hand operated single drum winch.
One (1) American, model No. 9720, serial No. 658720, 90 ton crane is mounted on a 16' x 15' x 14' pedestal.

SURVEY REPORT NO. 9812-1223

DECK ARRANGEMENT:

Deck consists of three(3) construction decks, one (1) pedestal crane, and a metal storage building.

Arrangement is as follows:

Forward to starboard is a 15' x 40' x 10' metal storage building. In the after end of the building, a stairway leads down to additional storage in No. 1 port and starboard main compartments. Access to the port main compartment is through a 5' x 7' opening in the longitudinal bulkhead. Building does not use watertight doors.

Aft on center line is a 10' x 40" diameter boom rest fitted with gusset plates.

Aft is a 36' x 50' x 12" cement deck. Atop the Cement deck is a 36' x 20' x 16" construction fabricated of 9" channel and 4" x 3" angle.

Aft is a 36' x 40' x 26" steel construction deck fabricated of 16" I-beam and 3" x 3" angle.

Aft is the pedestal crane.

At the stern is a 60' x 40' x 26" steel construction deck fabricated of 15" channel, 16" I-beam, and 4" x 3" angle.

ELECTRICAL:

The vessel is wired with a combination of basket weave metal armored type cable, galvanized flexible conduit, and PVC insulated cable. Lighting system is 110 volt AC. Overload protection is via circuit breakers. Electricity is provided by shore power.

EXTERNAL CONDITION:

External coating of coal tar epoxy is in excellent condition in way of sides, transom, and bow rake.

Deck coating is in fair condition.

Starboard side plating contains washboarding and numerous indents of 0 to 3".

Starboard rub rail appears recently renewed in most areas.

Reportedly, bottom plating has its anodes renewed.

Port side plating contains washboarding and large diameter indents of 0 to 5".

SURVEY REPORT NO. 9812-1223

EXTERNAL CONDITION: (condition)

All tires and chains have recently been renewed on the port side.

Transom plating set in and washboarded 0 to 5" over its full breadth and width.

Side plating, gunwale, and deck contain numerous doublers throughout.

Most wire rope handrails have wires adrift with three (3) 10' sections missing wires and posts.

Pipe handrail is in good condition.

Deck plating contains washboarding of 0 to 2" in a few areas.

After work deck is uncoated and in good condition.

All other work decks are recently coated and in good condition.

Crane pedestal is in like-new condition.

All deck fittings and manholes have been recently coated with yellow epoxy.

Numerous manholes have their coamings cropped off and covers replaced with steel plating not fitted with gaskets.

INTERNAL CONDITION:

Internals are in fair condition with a coating of silver paint in way of the upper 10', mostly intact. Lower 2' displays mild to moderate corrosion.

Numerous internal stiffeners were distorted to conform to external distortion.

VALUATION:

Estimated present day fair market value
     as of December 4, 1998.......................................$ 300,000.00

     Fair Market Value:

     A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently knowledgeably, and assuming the price is not affected by undue stimulus. Implicit of this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

SURVEY REPORT NO. 9812-1223

     1. The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3. A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value
     as of December 4, 1998.......................................$200,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This vessel, as described herein, is in satisfactory condition for its intended service.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the values reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

Joseph L. Aveton

SURVEY REPORT NO. 9812-1223

                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                      [SEAL]

                                        /s/  ANTHONY C. PETERS
                                        ----------------------------------------
                                        Anthony C. Peters,
                                        Principal Surveyor.





JLA:ktb

Distribution:

(2) Reports & (2) Invoices:
     Bank One, Texas, NA
     Attention: Ms. Karen S. Shouse
     910 Travis Street, 7th Floor
     TX-2 4260
     Houston, Texas 77002

(1) Report:
     Transcoastal Marine Services, Inc.
     Attention: Mr. John Nowlin
     183 Beadle Road
     Lafayette, Louisiana 70508

            [BACHRACH, WOOD, PETERS, & ASSOCIATES, INC. LETTERHEAD]



December 07, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
     as of
November 30, 1998

SURVEY REPORT NO. 9811-1213


                               SPUD BARGE "7101"


THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on November 30, 1998, at the request of Ms. Karen S. Shouse, and on behalf of and for the account of Bank One, Texas, NA, survey the undocumented steel Spud Barge "7101", the Ex-NBC 1857, a vessel of approximately 315 gross tons; reported owners Transcoastal Marine Services, Inc. - operators The Woodson Companies - while subject vessel lay afloat and moored in an unladened condition at the facilities of The Woodson Companies at Delcambre, Louisiana, in order to ascertain the general condition of the vessel and in order to estimate her present day fair market value and orderly liquidation values as of November 30, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction by Nashville Bridge Company at Nashville, Tennessee, during 1966.

Overall dimensions are: Length - 136', breadth - 35', depth - 7'6".

This vessel is designed for crane service, has a flush deck, a square raked bow, a square raked stern, three (3) bow rake compartments, four (4) main body compartments, and one (1) stern rake compartment.

Access to each hull compartment is made via an 18" flush deck manhole with a center bolt cover.

The vessel is not fit with rub rail fenders.

SURVEY REPORT NO. 9811-1213

The hull of the vessel is constructed with a 3/4" thick headlog, 3/4" rake knuckles, 1/2" thick deck, 3/8" thick sides and bottom plating, 3/8" rake bottom plating and 5/16" thick bulkheads. The vessel is longitudinally framed and transversely stiffened. Longitudinal deck beams approximately 5" channels spaced on 11" centers. Longitudinal side frames are 5" x 3" x 5/16" inch angles spaced on 25" centers. Longitudinal bottom frames are 5" x 3" x 3/8" angles spaced on 23" centers.

The hull is stiffened transversely with transverse trusses spaced on 72" centers. Top and bottom cords are 15" "I" beams. Outboard cords 14" "I" beams. Trusses are stiffened with 12" "I" beam verticals spaced on 4 ft. centers and with inboard and outboard diagonals of 5" "I" beams. Bulkheads are stiffened with 5" x 5/16" flatbars spaced on 24" centers.

Deck fittings consist of:

One (1) each approximately 6" double bitts located on each barge corner and three (3) each approximately 42" kevels ranged down both port and starboard sides.

The vessel is fitted with one (1) each approximately 6" diameter x 6" high compartment pump-out pipes with caps located in way of the port and starboard bow rake compartments.

The vessel is fitted with approximately 6" high steel pollution barrier fit with 2 1/2" drains with plugs which is constructed of approximately drains with plugs which is constructed of approximately 1/4" thick steel and extends around the entire periphery of the deck edge.

Port and starboard sides are each fit with an approximately 44" high two tier safety hand rail constructed of 4" diameter pipe stanchions and two courses of 3/8" wire cable.

Forward and aft on the starboard side are a total of two (2) internal spud wells. Each spud well is fit with sheaves and fairlead blocks to the spud winch which is located forward on the starboard side. The spud winch is skid mounted, double drum, double gypsy head Conmaco winch driven by General Motors, 4-cylinder model 4-71 diesel engine. The engine is electric starting and radiator cooled. The winch is additionally fit with a 12 volt battery and approximately 50 gallon capacity diesel oil tank.

The vessel is fit with a total of two (2) approximately 40 ft. long, 21" x 21" square steel spuds.

The area over the spud winch is fit with a 20 ft. x 8 ft. x 12 ft. steel platform constructed of 6" diameter pipe stanchions and 8" "H" beam frames. The top of the platform is fit with a 36" high two tier pipe safety hand rail.

The starboard side #1 main body compartment is fit with a steel access trunk with a weather tight steel door.

SURVEY REPORT NO. 9811-1213

The vessel has on board two (2) 30" ring buoys with throw lines and water lights and one (1) 15 lb. portable CO(2) fire extinguisher which was last date tagged during January 1998.

CERTIFICATES/DOCUMENTS:

No documents were on board the vessel at time of survey.

CONDITION:

The vessel was sighted afloat. Reportedly the vessel was last hauled out during July, 1998. Head log plating is devoid of indents. Bow rake bottom plating was inaccessible at time of survey, however, an internal examination showed no major upsets at any location. Starboard side plating and rake knuckle and deck edge show minor indents of 0 to 2" in the forward 12 ft. portion. Starboard side plating is generally wavy to a depth of 0 to 1" throughout with very occasional major indents of 0 to 2". Stern log plating is devoid of indents. Stern rake bottom plating is devoid of upsets. Port side plating showed numerous minor indents of 0 to 1" at random locations. No noteworthy damage was found internally. No noteworthy wastage was sighted at any location and the vessel is well coated internally and externally. The pollution barrier is open at some locations. Hand rails have been partially dismantled. The spud winch appears in excellent condition and was reportedly recently rebuilt. The date of rebuilding was unknown at the time of survey and the spud winch was not test operated at time of survey.

VALUATION:

Estimated present day fair market value
     as of November 30, 1998........................................ $285,000.00

     Fair Market Value:

     A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1.   The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3.   A reasonable time is allowed for exposure in the open market.

SURVEY REPORT NO. 9811-1213

Estimated orderly liquidation value
     as of November 30, 1998.........................................$255,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for an independent fee basis and is in no way contingent upon the values reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

John M. Swanson

                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                          [SEAL]

                                        /s/ ANTHONY C. PETERS
                                        ----------------------------------------
                                        Anthony C. Peters,
                                        Principal Surveyor.

SURVEY REPORT NO. 9811-1213

JMS:maw

Distribution:

(2) Reports & (2) Invoices:
     Bank One, Texas, NA
     Attention: Ms. Karen S. Shouse
     910 Travis Street, 7th Floor
     TX-2 4260
     Houston, Texas 77002

(1) Report:
     Transcoastal Marine Services, Inc.
     Attention: Mr. John Nowlin
     183 Beadle Road
     Lafayette, Louisiana 70508

            [BACHRACH, WOOD, PETERS, & ASSOCIATES, INC. LETTERHEAD]



December 8, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
     as of
November 30, 1998

SURVEY REPORT NO. 9811-1214


                               SPUD BARGE "7102"


THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on November 30, 1998, at the request of Ms. Karen S. Shouse, and on behalf of and for the account of Bank One, Texas, NA, survey the undocumented steel Spud Barge "7102", the ex-"NBC 1856, a vessel of approximately 315 gross tons; reported owners Transcoastal Marine Services, Inc. - operators The Woodson Companies - while subject vessel lay afloat and moored in an unladened condition at the facilities of The Woodson Companies at Delcambre, Louisiana, in order to ascertain the general condition of the vessel and in order to estimate her present day fair market value and orderly liquidation values as of November 30, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction by Nashville Bridge Company at Nashville, Tennessee, during 1966.

Overall dimensions are: Length - 136', breadth - 35', depth - 7'6".

This vessel is designed for crane service, has a flush deck, a square raked bow, a square raked stern, three (3) bow rake compartments, four (4) main body compartments, and one (1) stern rake compartment.

Access to each hull compartment is made via made an 18" flush deck manhole with a center bolt cover.

The vessel is not fit with rub rail fenders.

SURVEY REPORT NO. 9811-1124

The hull of the vessel is constructed with a 3/4" thick headlog, 3/4" rake knuckles, 1/2" thick deck, 3/8" thick sides and bottom plating, 3/8" rake bottom plating and 5/16" thick bulkheads. The vessel is longitudinally framed and transversely stiffened. Longitudinal deck beams approximately 5" channels spaced on 11" centers. Longitudinal side frames are 5" x 3" x 5/16" inch angles spaced on 25" centers. Longitudinal bottom frames are 5" x 3" x 3/8" angles spaced on 23" centers.

The hull is stiffened transversely with transverse trusses spaced on 72" centers. Top and bottom cords are 15" "I" beams. Outboard cords 14" "I" beams. Trusses are stiffened with 12" "I" beam verticals spaced on 4 ft. centers and with inboard and outboard diagonals of 5" "I" beams. Bulkheads are stiffened with 5" x 5/16" flatbars spaced on 24" centers. Deck fittings consist of:

One(1) each approximately 6" double bitts located on each barge corner and three(3) each approximately 42" kevels ranged down both port and starboard sides.

The vessel is fitted with one(1) each approximately 6" diameter x 6" high compartment pump-out pipes with caps located in way of the port and starboard bow rake compartments.

The vessel is fitted with approximately 6" high steel pollution barrier fit with 2 1/2" drains with plugs which is constructed of approximately 1/4" thick steel and extends around the entire periphery of the deck edge.

Port and starboard sides are each fit with an approximately 44" high two tier safety hand rail constructed of 4" diameter pipe stanchions and two courses of 3/8" wire cable.

Forward and aft on the starboard side are a total of two (2) internal spud wells. Each spud well is fit with sheaves and fairlead blocks to the spud winch which is located forward on the starboard side. The spud winch is a skid mounted, triple drum, double gypsy head Conmaco winch driven by General Motors, 4-cylinder model 4-71 diesel engine with a local control station. The engine is electric starting and radiator cooled. The winch is additionally fit with a 12 volt battery and approximately 50 gallon capacity diesel oil tank.

The vessel is fit with a total of two (2) approximately 40 ft. long, 21" x 21" square steel spuds.

The area over the spud winch is fit with a 20 ft. x 8 ft. x 12 ft. steel platform constructed of 6" diameter pipe stanchions and 8" "H" beam frames. The top of the platform is fit with a 36" high two tier pipe safety hand rail.

The starboard side #1 main body compartment is fit with a steel access trunk with a weather tight steel door.

SURVEY REPORT NO. 9811-1124

The vessel has on board two (2) 30" ring buoys with throw lines and water lights and one (1) 15 lb. portable CO(2) fire extinguisher which was last date tagged during January 1998.

CERTIFICATES/DOCUMENTS:

No documents were on board the vessel at time of survey.

CONDITION:

The vessel was sighted afloat. Reportedly the vessel was last hauled out during July, 1998. Head log plating is devoid of notable indents. Bow rake bottom plating is devoid of indents. Starboard side plating shows numerous minor indents of 0-1" throughout. Starboard side plating is set in 0-4" over an area of 15' X full depth of vessel, near mid-length. Sternlog plating is devoid of major indents. Stern rake bottom plating is devoid of indents. Port side plating shows numerous minor indents of 0-1" at scattered locations and several sharp minor indents of 0-3". Port bow rake knuckle plating and port side plating set in 0-6" over 6' x 2' located in way of the port bow double bitts. No noteworthy damage was found internally. No noteworthy wastage was sighted at any location and the vessel is well coated internally and externally. The pollution barrier is open at some locations. Hand rails have been partially dismantled. The spud winch appears in excellent condition and was reportedly recently rebuilt. The date of rebuilding was unknown at the time of survey and the spud winch was not test operated at time of survey.

VALUATION:

Estimated present day fair market value
     as of November 30, 1998........................................ $280,000.00

     Fair Market Value:

     A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1.   The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3.   A reasonable time is allowed for exposure in the open market.

SURVEY REPORT NO. 9811-1124

Estimated orderly liquidation value
     as of November 30, 1998.........................................$250,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is no way contingent upon the values reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

John M. Swanson

                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                         [SEAL]

                                       /s/ ANTHONY C. PETERS
                                       -----------------------------------------
                                        Anthony C. Peters,
                                        Principal Surveyor.




JMS:maw

Distribution: (continued from previous page)

(2) Reports & (2) Invoices:
     Bank One, Texas, NA
     Attention: Ms. Karen S. Shouse
     910 Travis Street, 7th Floor
     TX-2 4260
     Houston, Texas 77002

(1) Report:
     Transcoastal Marine Services, Inc.
     Attention: Mr. John Nowlin
     183 Beadle Road
     Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]



December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
      as of
December 4, 1998

SURVEY REPORT NO. 9812-1224



                                  OFFICE BARGE
                                208' x 26' x 5'

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 4, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the 208' office barge (an undocumented vessel; Transcoastal Marine Services, Inc. - reported owners) while subject vessel was lying afloat in an unladen condition and moored at the facilities of Red Fox on Industrial Canal in New Orleans, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of December 4, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessels were built of all welded steel construction by Nashville Bridge Company in Nashville, Tennessee. The forward vessel was built in 1941, hull No.
579. The after vessel was built in 1955, hull No. 1134.

Overall dimensions are: Length - 208', breadth - 26', depth - 5'.

The vessel consists of two (2) barges bolted together stern to stern. Forward vessel has a flush deck, a square raked bow, a square raked stern, and a total of five (5) compartments consisting of one (1) bow rake compartment, three (3) main body compartments, and one (1) stern rake compartment. The after vessel has a flush deck, a square raked bow, a transom stern and a total of three (3) compartments consisting of one (1) port main compartment and two (2) starboard main compartments.

SURVEY REPORT NO. 9812-1224

Access to each hull compartment is made through various design 18" to 20" diameter deck type manholes.

Forward hull is fitted with one (1) strake of 15" formed plate rub rail, located just below the deck which extends from the bow to the stern on both port and starboard sides. After hull is fitted with a 7" x 3/4" rub bar located just below the deck which extends from the bow to the stern on the port side. Starboard side has no fender system.

Port deck gunnel is fitted with a 3" diameter 1-tier pipe guardrail with 3" diameter vertical stanchions 9" high which extend from the bow to the stern.

Deck fittings consists of the following:

Eleven (11) 7" diameter steel H bitts are ranged along the port side.
One (1) 36" cast steel kevel is located on the stern center line.
One (1) 48" cast steel kevel is located at the starboard stern corner. Three (3) 14" diameter spudwells are surface mounted to the starboard side. Each contains one (1) spud.

CERTIFICATES/DOCUMENTS:

Subject vessel does not require regulatory bodies, certificates and/or documents.

DECK EQUIPMENT:

Deck equipment consists of the following:

Three (3) Nabrico 40 single drum electric winches.
One (1) Woods 20 cubic foot freezer.
One (1) Oasis water fountain.
Three (1) 5' x 46" x 30 Knaack toolboxes.

DECK ARRANGEMENTS:

Deck contains two (2) single level steel buildings located on the forward barge and one (1) two level steel building located on the after barge.

Arrangement is as follows:

At the bow is one (1) 18' x 7'6" building used for storage of personnel equipment and as as break area.

SURVEY REPORT NO. 9812-1224


DECK ARRANGEMENTS:

Aft is a 40' x 18' building containing a pipe fabrication shop. In the center is a 4' x 15' steel work table. At various locations in the building are stations for connections to air, oxygen, argon, propane, and water. All connections are color coded. All gases and water are supplied from shore. Pipe shop also contains fourteen (14) 2000 lb. jack stands and one (1) 6" vice.

Aft is a breezeway. A trolley system consisting of a 8" I-beam suspended overhead is used for loading equipment from the starboard side to a tool room located aft.

Aft is a 40' x 18' building used as a company tool room. This building contains the following:

Drop lights.                Torches.                 Life jackets.
Hand tools.                 Grinders.                Safety Equipment.
Circular saws.              Ladders.                 Fire extinguishers.
Come-alongs.                Bilge pumps.             Welding equipment.
Paint brushes.              Battery chargers.        Welding rods.
Nuts, bolts, and washers.

Aft is a 70' x 21' building used for storage of electrical and welding equipment. This building contains eight (8) Thermal ARC electric welding machines, one (1) General Electric refrigerator, two (2) 1-3/4" diameter pneumatic pumps, and various extension cords, high pressure hoses, and rope.

Second level in the after building is used for office space that measures 35' x 50'. Equipment in the office area consists of the following:

One (1) Ricoh, model FT4727, copy machine.
One (1) Hotpoint refrigerator.
One (1) Panasonic fax machine/copier.
Six (6) Kenwood VHF marine hand held radios with chargers.
Four (4) Standard VHF marine hand held radios with chargers.
One (1) Daytron microwave oven.
One (1) Magic Chef toaster oven.
One (1) Mr. Coffee coffeemaker.

At the after end of the building is a head with five (5) commodes.

ELECTRICAL:

Vessel is wired with basketweave metal armored type cable. Lighting system is 110 volt AC. Overload protection is via circuit breakers. Electricity is provided by shore power.

SURVEY REPORT NO. 9812-1224


EXTERNAL CONDITION:

External coating of coal tar epoxy is in good condition.

Deck coating of red epoxy is in good condition.

Perimeter of the deck and the deck fittings are well coated with yellow epoxy.

All buildings are fabricated of 1/4" plate and their internal and external coating is in good condition.

Barge contains light washboarding and few indents of 0 to 1" throughout.

Reportedly, bottom plating has had its anodes recently renewed.

INTERNAL CONDITION:

Internals are in good to fair condition, with no coating evident and light corrosion throughout.

No significant damage was sighted.

VALUATION:

Estimated present day fair market value
    as of December 4, 1998..................................$210,000.00

     Fair Market Value:

     A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1. The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3. A reasonable time is allowed for exposure in the open market.

SURVEY REPORT NO. 9812-1224

Estimated orderly liquidation value
    as of December 4, 1998...................................$140,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This vessel, as described herein, is in satisfactory condition for its intended service.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the values reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

Joseph L. Aveton

SURVEY REPORT NO. 9812-1224

                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                                     [SEAL]

                                       /s/ ANTHONY C. PETERS
                                       -----------------------------------------
                                       Anthony C. Peters,
                                       Principal Surveyor.

JLA:ktb

Distribution:

(2) Reports & (2) Invoices:
       Bank One, Texas, NA
       Attention: Ms. Karen S. Shouse
       910 Travis Street, 7th Floor
       TX-2 4260
       Houston, Texas 77002

(1) Report:
       Transcoastal Marine Services, Inc.
       Attention: Mr. John Nowlin
       183 Beadle Road
       Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]

December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
     as of
December 4, 1998

SURVEY REPORT NO. 9812-1222

                             SPUD BARGE "TCMS 612"

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on December 4, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One Texas, NA, survey the spud barge "TCMS 612" (an undocumented vessel, of 401 gross and net tons; Transcoastal Marine Services, Inc. - reported owners) while subject vessel was lying afloat in a laden condition and moored at the facilities of Coastal Machinery in Belle Chasse, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of December 4, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction. Builder and date of construction was unknown at time of survey.

Dimensions are: Length - 140', breadth - 39', depth - 9'.

The vessel has a flush deck, a square raked bow, a square raked stern, and a total of eight (8) compartments consisting of two (2) bow rake compartments, four (4) main body compartments, and two (2) stern rake compartments.

Access to each hull compartment is made through both flush deck type 18" diameter manholes fitted with a center bolt secured covers.

The hull is fitted with two (2) strakes of formed plate rub rail located at the 3' and [ILLEGIBLE] elevations which extend from the bow to the stern on both port and starboard sides [ILLEGIBLE] interim vertical strakes at strategic locations.

SURVEY REPORT NO. 9812-1222

Approximately 60% of the deck is laid out with timbers.

Deck fittings consists of the following:

One (1) 10" diameter cast steel double bitt is located in way of each corner of the barge hull.
Two (2) 36" cast steel kevels are located on the starboard side.
Three (3) 36" cast steel kevels are located on the port side.
Two (2) 21" diameter spudwells fitted atop an 18" coamings, are located forward and aft on the starboard side. Each contains one (1) 40' spud.
Two (2) davits for spuds, each approximately 40' high.

CERTIFICATES/DOCUMENTS:

Subject vessel does not require regulatory bodies, certificates and/or documents.

EXTERNAL CONDITION:

External coating of coal tar epoxy is in good condition.

Barge does not appear to have any significant corrosion or wastage.

Hull contains random washboarding and indents of 0 to 1-1/2".

Deck plating contains random washboarding and indents of 0 to 1-1/2" where sighted.

Reportedly, bilge knuckles have been renewed on both port and starboard sides for the full length.

Reportedly, 8' of bottom plating has been renewed.

Reportedly, bow and stern rake compartments have been cleaned and recoated.

Reportedly, anodes have been renewed.

INTERNAL CONDITION:

Internals are in good condition and appear to have a fair coating of Texaco Compound H.

No significant damage or corrosion was sighted.

SURVEY REPORT NO. 9812-1222

VALUATION:

ESTIMATED PRESENT DAY FAIR MARKET VALUE
    AS OF DECEMBER 4, 1998.........................................$ 200,000.00

    Fair Market Value:

    A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

    1.  The buyer and seller are typically motivated.

    2. Both parties are well informed and acting in what they consider their own best interest.

    3.  A reasonable time allowed for exposure in the open market.

ESTIMATED ORDERLY LIQUIDATION VALUE
    AS OF DECEMBER 4, 1998.........................................$ 160,000.000

    The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This vessel, as described herein, is in satisfactory condition for its intended service.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

SURVEY REPORT NO. 9812-1222

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the values reported herein.

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

Wade R. Oslen



                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.



                                       /s/ ANTHONY C. PETERS       [SEAL]
                                       -----------------------------------------
                                       Anthony C. Peters,
                                       Principal Surveyor.


WRO:ktb

Distribution:

(2) Reports & (2) Invoices:
       Bank One, Texas, NA
       Attention:  Ms. Karen S. Shouse
       910 Travis Street, 7th Floor
       TX-2 4260
       Houston, Texas 77002

(1) Report:
       Transcoastal Marine Services, Inc.
       Attention:  Mr. John Nowlin
       183 Beadle Road
       Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]

December 11, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
     as of
November 30, 1998

SURVEY REPORT NO. 9811-1216

                              SPUD BARGE "BH 201"

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on November 30, 1998, at the request of Ms. Karen S. Shouse, on behalf of and for the account of Bank One, Texas, NA, survey the spud barge "BH 201" (an inland, undocumented vessel; Transcoastal Marine Services, Inc. - reported owners) while subject vessel was lying afloat in an unladen condition and moored at the facilities of H.B.H., Inc. in Harvey, Louisiana, in order to ascertain the general condition and in order to estimate her present day fair market value and orderly liquidation value as of November 30, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction. Builder and date of construction was unknown at time of survey.

Dimensions are: Length - 90', breadth - 23', depth - 5'.

The vessel is two (2) 90' x 8'6" x 5' independent floats connected by means of two (2) 10' x 6' x 9'6" A-frames fabricated of 16" I-beams, located forward and aft. Each float has a flush deck, square raked bow, a square raked stern, and a total of four (4) compartments consisting of one (1) bow rake compartment, two (2) main body compartments, and one (1) stern rake compartment.

Access to each hull compartment is made through a 18" diameter flush deck type manhole fitted with a center bolt secured cover.

SURVEY REPORT NO. 9811-1216

GENERAL CONSTRUCTION PARTICULARS:

Deck fittings are comprised of the following:

Three (3) 24" cast-steel kevels are ranged along both port and starboard sides. Two (2) 12" high securing pads are located on both port and starboard sides of the bow welded to an estimated 8' x 3' doubler.
One (1) 6' x 5' doubler is located on both port and starboard sides just abaft the forward hoist, each is fitted with one (1) hinge.
One (1) 7' stanchion is located to port on the bow.
Two (2) 12" x 12" spudwells with 30" raised coaming, one (1) located forward on the starboard side and one (1) located aft on the port side. Each spudwell has one 30 spud.
Two (2) 8" high retainers each estimated at 18' x 5' are located on the port half of the deck.
Two (2) 8" high retainers estimated at 15' x 5' are located on the port half of the deck.
One (1) 8" high retainer estimated at 12' x 5' is located aft on the starboard side.
Two (2) 30" stanchions fabricated of 6" diameter pipe are located on both port and starboard sides.

Located aft is a 23' x 18' x 7' building constructed of 4-1/2" pipe with a corrugated steel roof.

CERTIFICATES/DOCUMENTS:

Subject vessel does not require regulatory bodies, certificates and/or documents.

EXTERNAL CONDITION:

General:

External coating of coal tar appears in good condition.

Barge does not appear to have any significant corrosion or wastage.

Bow Rake:

Bow rake plating could not be sighted due to the moored position of the barge at the time of survey.

Stern Rake:

Stern rake plating could not be sighted due to the moored position of the barge at the time of survey.

SURVEY REPORT NO. 9811-1216

Headlog:

Headlog plating contains scattered indents of 0 to 1".

Starboard Side:

Side plating contains scattered indents of 0 to 1".

Sternlog:

Sternlog plating contains scattered indents of 0 to 1".

Port Side:

Side plating contains scattered indents of 0 to 1".

Deck:

Deck plating does not appear to have any significant damage.

Roof of metal building is in poor condition.

DECK EQUIPMENT:

Deck equipment consists of the following:

One (1) triple drum spud winch, powered by a Detroit Diesel 2-71 radiator cooled.
One (1) Detroit Diesel 2-71, radiator cooled, powering the hydraulic unit. One (1) single drum winch is located atop the A-frame.

INTERNAL CONDITION:

Interior was void of coating with light rust prevalent.

No significant damage or corrosion was sighted.

SURVEY REPORT NO. 9811-1216


VALUATION:

Estimated present day fair market value
    as of November 30, 1998.................................$70,000.00

     Fair Market Value:

     A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

     1. The buyer and seller are typically motivated.

     2. Both parties are well informed and acting in what they consider their own best interest.

     3. A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value
    as of November 5, 1998..................................$55,000.00

     The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

This vessel, as described herein, is in satisfactory condition for its intended service.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the values reported herein.

SURVEY REPORT NO. 9811-1216

Survey made, signed, and submitted without prejudice to rights and/or interests of whom it may concern.

Attending Surveyor:

Joseph L. Aveton



                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC.

                                                                      [SEAL]
                                       /s/ ANTHONY C. PETERS
                                       -----------------------------------------
                                       Anthony C. Peters,
                                       Principal Surveyor.

JLA:ktb

Distribution:

(2) Reports & (2) Invoices:
       Bank One, Texas, NA
       Attention: Ms. Karen S. Shouse
       910 Travis Street, 7th Floor
       TX-2 4260
       Houston, Texas 77002

(1) Report:
       Transcoastal Marine Services, Inc.
       Attention: Mr. John Nowlin
       183 Beadle Road
       Lafayette, Louisiana 70508

             [BACHRACH, WOOD, PETERS & ASSOCIATES, INC. LETTERHEAD]



December 08, 1998

Inspection - Ascertain
General Condition and
Fair Market Value
      as of
November 30, 1998

SURVEY REPORT NO. 9811-1212



                              SPUD BARGE "MM VII"

THIS IS TO CERTIFY that the undernamed attending Marine Surveyor did on November 30, 1998, at the request of Ms. Karen S. Shouse, and on behalf of and for the account of Bank One, Texas, NA, survey the undocumented steel Spud Barge "MM VII", an undocumented vessel of approximately 300 gross tons, previously assigned the official number 613041; reported owners Transcoastal Marine Services, Inc. - operators The Woodson Companies - while subject vessel lay afloat and moored in an unladened condition at the facilities of The Woodson Companies at Delcambre, Louisiana, in order to ascertain the general condition of the vessel and in order to estimate her present day fair market value and orderly liquidation values as of November 30, 1998.

Note: All sizes, measurements, distances, et cetera, mentioned herein are approximate, unless otherwise specified.

GENERAL CONSTRUCTION PARTICULARS:

The vessel was built of all welded steel construction. Date and circumstances of construction were unknown at time of survey. However, the vessel appears to be approximately 25 years old.

Overall dimensions are: Length - 120', breadth - 36', depth - 7'3".

This vessel is a typical inland deck cargo barge, converted for use as a spud barge and has a flush deck, a square raked bow, a square raked stern, one (1) bow rake compartment, four (4) main body hull compartments, and one (1) stern rake compartment.

The vessel is not fit with rub rail fenders.

SURVEY REPORT NO. 9811-1212

The vessel is not fit with skegs.

Access to each hull compartment is made via 24" diameter flush deck manhole with a center bolt cover.

Head log and stern log plating are estimated to be 3/4" original thickness.
Rake knuckle plating is estimated to have been 1/2" original thickness. Bottom side and deck plating is estimated to have been 3/8" original thickness. Bulkheads are estimated to have been 5/16" original thickness. The vessel is framed longitudinally and stiffened transversely. Longitudinal deck beams are 5" channel spaced on 18" centers. Longitudinal side frames are 4" channel spaced on 18" centers. Longitudinal bottom frames are 5" channel spaced on 22" centers. Bulk heads are stiffened vertically with 3" x 2 1/2" angle spaced on 28" centers.

The vessel is stiffened transversely with transverse trusses spaced on 7 foot centers. All top, bottom and outboard cords are 8" channels. Trusses are additionally stiffened with 4" x 4" x 1/4" angle vertically spaced on 5 foot centers and two 4" x 3 1/2" x 1/4" angle diagonals in way of each truss.

The deck fittings consist of one (1) each, approximately 7" double bitts located on each corner, two (2) each approximately 30" kevels ranged on both port and starboard sides and one (1) each approximately 7" single bitts located near mid-length on both port and starboard side.

The vessel is fit with an approximately 6" high steel pollution barrier which extends around the entire peripheral of the vessel and is fit with drains with threaded plugs.

The vessel is fit with the remnants of a safety handrail system along both port and starboard sides.

The vessel is fit with one (1) each approximately 24" square internal spud wells located fore and aft on the starboard side. Each spud well is fit with fair lead sheaves to the spud winch which is located forward on the starboard side. The spud winch is a skid mounted double drum winch of unknown manufacturer driven by a General Motors 3 cylinder model 3-71 diesel engine through a power takeoff and a system of shafts and chains. The spud winch is fit with a local control station and is complete with an approximately 30 gallon fuel oil reserve tank and a 12 volt heavy duty marine battery.

The vessel is fit with two (2) each approximately 18" square by 40 foot long steel spuds [ILLEGIBLE] the spud wells.

The area over the spud winch is fit with an approximately 15' x 8' x 8' platform constructed of 4" diameter pipe stanchions and 4" H beam frames.

SURVEY REPORT NO. 9811-1212

The starboard number one main body compartment is fit with a steel access trunk with a weather tight steel door and stairs leading to the lower hull.

CERTIFICATES/DOCUMENTS:

No documents were on board the vessel at time of survey.

CONDITION:

The vessel was sighted afloat. Reportedly the vessel was last hauled out during April, 1990. The exterior coating of the vessel is good with only very occasional light rust patches. The interior of the vessels coating is fair and approximately 60% effective. Head log plating is heavily distorted on centerline and shows minor indents throughout. Rake bottom plating is devoid of major indents. Starboard side plating and rake knuckle set in 0 to 3" over an area of 8 feet by full depth of vessel in way of the bow double bits. Starboard side plating shows washboarding and is wavy 0 to 1" throughout with very occasional major indents of 0 to 2" at scattered locations. Stern log shows light scattered indents at random locations. Stern rake bottom plating is devoid of major indents. Port side plating is set in 0 to 3" over 12 feet by full depth of the vessel extending from the stern forward. Port side plating is set in 0 to 3" over an area of 12 feet by full depth of the vessel in way of the bow rake compartment. Remainder of the port side plating shows minor indents of 0 to 1" throughout and is lightly to moderately pitted and shows major wastage throughout.

The deck is heavily pitted and wasted throughout with areas of greater than 50% wastage obvious. The deck shows numerous minor indents due to thin plating. Bulkheads are obvious. Frames are obvious. Many longitudinal deck beams are crushed in way of the trusses. The entire deck in way of the stern rake compartment is set down from 0 to 3" with internals heavily distorted to conform. The spud wells appear nearly new and in satisfactory condition. The winch and winch engine appear in satisfactory condition. The stern double bitts are set inboard in way of the deck distortion. The pollution barrier is open at scattered locations. The safety hand rails on port and starboard sides are incomplete. The winch engine was not test operated at time of survey.

VALUATION:

Estimated present day fair market value
    as of November 30, 1998....................................$50,000.00

SURVEY REPORT NO. 9811-1212

      Fair Market Value:

      A sum of money that a vessel should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale where title is passed from seller to buyer under condition whereby:

      1. The buyer and seller are typically motivated.

      2. Both parties are well informed and acting in what they consider their own best interest.

      3. A reasonable time is allowed for exposure in the open market.

Estimated orderly liquidation value
     as of November 30, 1998...................................$45,000.00

      The estimated gross amount expressed in terms of money which could be typically realized from a sale, given a reasonable period of time to find a purchaser(s), the seller being compelled to sell on an is-where is basis.

SURVEYOR'S NOTES:

All machinery and equipment aboard the barge appears to be in good condition and well coated.

This survey represents the good faith opinion of the surveyor only and does not make any representations of fact. It was performed for insurance underwriting and/or appraisal purposes only, and no warranty of correctness of this surveyor as to the condition, seaworthiness, value, or marketability of subject vessel is either expressed or implied.

The vessel was sighted afloat, without testing for tightness, hull gauging, conducting sea trials, testing or trying out machinery or electrical systems, or opening up any of those places ordinarily closed or concealed. Therefore, deficiencies may exist other than those conditions noted in this report.

The undersigned Marine Surveyor has no present or contemplated future interest in the aforementioned vessel and/or its equipment, and compensation for services has been arranged for on an independent fee basis and is in no way contingent upon the values reported herein.

SURVEY REPORT NO. 9811-1212

Survey made, signed, and submitted without prejudice to rights and/or interests of whom may concern.

Attending Surveyor:

John M. Swanson

                                       BACHRACH, WOOD, PETERS & ASSOCIATES, INC

                                                                     [SEAL]

                                       /s/ ANTHONY C. PETERS
                                       -----------------------------------------
                                       Anthony C. Peters,
                                       Principal Surveyor.

JMS:maw

Distribution:

(2) Reports & (2) Invoices:
       Bank One, Texas, NA
       Attention: Ms. Karen S. Shouse
       910 Travis Street, 7th Floor
       TX-2 4260
       Houston, Texas 77002

(1) Report:
       Transcoastal Marine Services, Inc.
       Attention: Mr. John Nowlin
       183 Beadle Road
       Lafayette, Louisiana 70508

                                   SCHEDULE 2
                                       TO
                                CREDIT AGREEMENT

                    OWNER:                                            ADDRESS:

PROPERTY #1         TransCoastal Marine Services of LA, Inc.          2701 Engineers Road
                                                                      Belle Chase, LA  70037


PROPERTY #2         TransCoastal Marine Services of LA, Inc.          183-185 South Beadle Road
                                                                      Lafayette, LA  70508


PROPERTY #3         C.S.I Hydrostatic Testers, Inc.                   103 and 108 Pinehurst Street
                                                                      Lafayette, LA 70508


PROPERTY #4         TransCoastal Marine Services of LA, Inc.          2205 West Pinhook
                                                                      Lafayette, LA  70708

                                                                      107 Pinehurst
                                                                      Lafayette, LA  70508


PROPERTY #5         TransCoastal Marine Services of LA, Inc.          4506 South Lewis Street
                    (Port of Iberia Leasehold Interest)               New Iberia, LA  70560


PROPERTY #6         TransCoastal Marine Services, Inc.                756 Peters Road
                                                                      Harvey, LA



     All property listed above is described more fully in Attachment A to this
Schedule 2 attached hereto, and includes all buildings, improvements, fixtures and other personal property attached thereto.

                           ATTACHMENT A TO SCHEDULE 2

                             (PROPERTY DESCRIPTIONS)

PROPERTY #1:

Acquired by purchase from Hughes Lands, Inc., per act passed before Stewart F. Peck, Notary Public, dated October 27, 1983, recorded October 28, 1983, registered in COB 580, folio 473.

A certain tract of land, containing 14.217 acres, situated in and being a part of Section 91, Township 14 South, Range 24 East, West of the Mississippi River, Plaquemines Parish, Louisiana, and being more fully described as follows, to-wit:

Commence at the intersection of the northwesterly right of way line of the Gulf Intracoastal Waterway-Alternate Route with northeasterly line of Lots 1, 3, 5, 7, etc. of Concord Canal Subdivision - Bayou Barataria Section and run
N53 degrees 44'04"E, along the said northwesterly right of way line of the Gulf Intracoastal Waterway-Alternate Route, for a distance of 307.12 feet, to the point of beginning of the tract herein described located 270 feet northeasterly from and perpendicular to the said northeasterly line of Lots 1, 3, 5, 7, etc. of Concord Canal Subdivision - Bayou Barataria Section;

Run thence N64 degrees 43'40"W, for a distance of 182.00 feet, to a point;

Run thence S53 degrees 44'04", for a distance of 216.12 feet, to a point;

Run thence N64 degrees 43'40"W, for a distance of 469.06 feet, to a point located N25 degrees 25'20"E, at a distance of 80.00 feet, from a Grate Bar having coordinate values of X = 2,407,918.45 and Y = 428,147.52, which Grate Bar marks the most northerly corner of Lot 1 of said Concord Canal Subdivision - Bayou Barataria Section;

Run thence N64 degrees 25'40"W, for a distance of 20.00 feet, to a point;

Run thence N53 degrees 44'04"E, for a distance of 835.85 feet, to a point;

Run thence S36 degrees 15'56"E, for a distance of 590.00 feet, to a point;

Run thence N53 degrees 44'04"E, for a distance of 300.00 feet, to a point;

Run thence S36 degrees 15'56"E, for a distance of 425.00 feet, to a point in the center-line of the Gull Intracoastal Waterway-Alternate Route;

Run thence S53 degrees 44'04"W, along the center-line of the Gulf Intracoastal Waterway-Alternate Route for a distance of 600.00 feet, to a point;

Run thence N36 degrees 15'56"W, for a distance of 425.00 feet, to the point of beginning.

The tract hereinabove described is bounded northwesterly by the right of way for Engineers Road, northeasterly by property owned by Power Enterprises, Inc. or assigns and by property owned by Hero Lands Company or assigns, southeasterly by property owned by Hero Lands Company or assigns and southwesterly by the right of way for Concord Road and by property owned by Hero Lands Company or assigns and is subject to a 60-foot wide road and rail servitude in favor of Hero Lands Company which lies southeasterly from and contiguous to the said right of way for Engineers Road and is subject to a 425-foot wide servitude in favor of the United States of America for the Gulf Intracoastal Waterway-Alternate Route which lies northwesterly from and contiguous to the southeasterly boundary as hereinabove described. All as more fully shown on map or survey by Hugh B. McCurdy, Jr., dated July 23, 1981, as amended on March 24, 1982, whereon the hereinabove described tract is the area encompassed by connecting the letters H-J-K-A-B-C-D-E-F-G-H. Survey data refers to the State Plane Coordinate System.

LESS AND EXCEPT THE FOLLOWING DESCRIBED PROPERTY:

A certain tract of land situated in and being a part of Section 91, Township 14 South, Range 24 East, West of the Mississippi River, Plaquemines Parish, Louisiana, and being more fully described as follows, to-wit:

Commence at the intersection of the northwesterly right of way line of the Gulf Intracoastal Waterway-Alternate Route northeasterly line of Lots 1, 3, 5, 7, etc. of Concord Canal Subdivision-Bayou Barataria Section and run North 53 degrees 44 minutes 04 seconds East, along Intracoastal Waterway-Alternate Route, for a distance of 607.12 feet to the Point of Beginning of the tract herein described:

Run thence North 53 degrees 44 minutes 04 seconds East, for a distance of 300.00 feet to a point;

Run thence South 36 degrees 15 minutes 56 seconds East, for a distance of 71.30 feet, to a point;

Run thence South 52 degrees 11 minutes 41 seconds West, for a distance of
304.82 feet to a point;

Run thence North 35 degrees 45 minutes 40 seconds West, for a distance of 79.50 feet, to a point;

Run thence North 35 degrees 27 minutes 33 seconds West, for a distance of 82.21 feet to a point;

Run thence North 53 degrees 44 minutes 40 seconds East, for a distance of 2.85 feet to a point;

Run thence South 36 degrees 15 minutes 56 seconds East, for a distance of 82.20 feet to a Point of Beginning.

The tract hereinabove described is bounded northwesterly by property owned by Power Enterprises, Inc., northeasterly by property owned by Power Enterprises, Inc., and by property owned by Hero Lands Company or assigns, southeasterly by property formerly owned by Hughes Lands, Inc., and southwesterly by property formerly owned by Hughes Lands, Inc. All as more fully shown on the map of survey by Hugh B. McCurdy, Jr., dated May 22, 1986. Survey data refers to the State Plane Coordinate System.
Municipal Address: 2701 Engineers Road, Belle Chase, LA 70037

PROPERTY #2:

Acquired by purchase from Louis Woodson and Georgia Zeringue Woodson, per act passed before Paul J. Breaux, Notary Public, dated December 20, 1979, filed December 27, 1979, as File No. 79-32625, Lafayette Parish, Louisiana.

THAT CERTAIN TRACT OR PARCEL OF LAND, situated in Sections 55 and 51, Township 10 South, Range 4 East, in the Parish of Lafayette, Louisiana, containing 14.973 acres, and more particularly described as follows:

Commencing at an iron rod marking the intersection of the eastern right-of-way of South Beadle Road with the Northwestern property line being the Point of
Beginning:

thence North 54 degrees 58'57" East, a distance of 1265.77 feet to an iron rod; thence South 36 degrees 14'13" East, a distance of 514.28 feet to an iron rod; thence South 54 degrees 55'15" West, a distance of 1267.87 feet to an iron rod; thence North 36 degrees 00'00" West, a distance of 515.61 feet to the Point of Beginning.

Municipal address: 183-185 South Beadle Road, Lafayette, Louisiana 70508.

PROPERTY #3:

Tract A:

Acquired by Chemical Service, Inc., by purchase from D. H. Deboisblanc, per act passed before Lucien C. Bertrand, Jr., Notary Public, dated June 7, 1955, filed July 7, 1955, registered under File No. 320689, Lafayette Parish, Louisiana; and further acquired by Amendment to Articles of Incorporation changing the name of Chemical Service, Inc., to C.S.I. Hydrostatic Testers Inc., a Delaware corporation, registered under File No. 353903, Lafayette Parish, Louisiana.

Tract B:

Acquired by Act of Exchange between C.S.I. Hydrostatic Testers, Inc. and Alfred
B. Leonpacher, per act passed before (illegible), Notary Public, dated April 25, 1980, filed July 9, 1973, as File No. 608872, Lafayette Parish, Louisiana.

Said Tracts A and B being a tract of 2.507 acres, and more particularly described as follows:

Commencing at an iron rod marking the intersection of the western right-of-way of Pinehurst Street with the northeastern property line being the Point of
Beginning:

thence South 43 degrees 09'36" West, a distance of 207.12 feet to an iron rod; thence South 45 degrees 54'57" East, a distance of 3.89 feet to an iron rod; thence South 39 degrees South 39 degrees 49'13" West, a distance of 299.50 to an iron rod; thence North 46 degrees 26'42" West, a distance of 188.01 feet to a fence corner; thence North 39 degrees 20'05" East, a distance of 260.77 feet; thence North 41 degrees 27'33" East a distance of 40.72 feet to a fence corner; thence North 46 degrees 42"56" West a distance of 79.90 feet to an iron pipe; thence North 39 degrees 25'48" East, a distance of 4.37 feet to the beginning of a curve tangent to said line; thence northeasterly a distance of 157.04 feet along the curve concave to the southeast, having a radius of 364.83 feet and a central angle of 24 degrees 39'45"; thence North 64 degrees 05'33" East tangent to said curve, a distance of
52.42 feet; thence South 45 degrees 55'17" East, a distance of 223.47 feet to the Point of Beginning.

Municipal address: 308 Pinehurst Street, Lafayette, Louisiana 70508.

PROPERTY #4:

Acquired by purchase from Yvette Bonin, Wife of/and Daniel N. Hargett, Sr., per act passed before (illegible), Notary Public, dated July 3, 1996, filed July 15, 1996, registered as File No. 96-025759, Lafayette Parish, Louisiana.

Tract A:

A certain parcel of land located in Sections 46 and 50, Township 10 South, Range 4 East, within the City of Lafayette, Lafayette Parish, Louisiana, and being more particularly described as follows:

Beginning at the southeast corner of the intersection of Pinhook Road (La. Hwy
182) and Pinehurst Street, being the northern most point of the right-of-way flare; thence North 39 degrees 33 minutes 44 seconds East a distance of 235.06 feet; thence South 46 degrees 50 minutes 52 seconds East a distance of 186.99 feet; thence South 39 degrees 15 minutes 34 seconds West a distance of 253.99 feet; thence North 46 degrees 53 minutes 14 seconds West a distance of 170.56 feet; thence North 01 degrees 53 minutes 14 seconds West a distance of 26.78 feet back to the Point of Beginning, being more particularly shown on that certain certificate of survey by Montagnet and Dominque, Inc. dated April 12, 1996.

Tract B:

A certain parcel of land located in Sections 50 and 46 Township 109 South, Range 4 East, Lafayette Parish, Louisiana, and being more particularly described as follows:

Beginning at the southeastern corner of the intersection of Pinhook Road (LA HWY
182) and Pinehurst Street; Being the northern point of the right-of way flare; thence North 39 degrees 33 minutes 44 seconds East a distance of 235.06 feet to the Point of Beginning; thence North 39 degrees 33 minutes 44 seconds East a distance of 84.54 feet; thence South 46 degrees 49 minutes 32 seconds East a distance of 186-54 feet; thence South 39 degrees 15 minutes 34 seconds West a distance of 84.49 feet; thence North 46 degrees 50 minutes 52 seconds West a distance of 186.99 feet to the Point of Beginning, being more particularly shown on that certain certificate of survey by Montagnet and Dominque, Inc. dated April 12, 1996.

Municipal Address:       Tract A - 2205 West Pinhook, Lafayette, Louisiana 70508
                         Tract B - 107 Pinehurst, Lafayette, Louisiana 70508

PROPERTY #5

Acquired leasehold interest per Lease by and between Port of Iberia District, and Beldon E. Fox, Sr., recorded July 31, 1987, in COB 930, folio 760, Entry No. 87-7302, Iberia Parish; and further acquired by Assignment of Lease by Beldon E. Fox, Sr., to The Beldon E. Fox, Sr. Grandchildren's Trust No. 1, dated March 11, 1997, recorded July 13, 1997, in COB 1141, folio 426, Entry No. 97-6296, Iberia Parish, Louisiana.

The entire Lease and all of tenant's rights, interests and obligations contained in the Lease dated July 21, 1987 regarding the following described property, to wit:

Tract A:

Part of lot 10 at the Port of Iberia located in Section 3, Township 13 South, Range 6 East, Iberia Parish, Louisiana, containing and measuring 469.1 feet on the west side of Lewis Street (Parish Road No. 605), being irregular in shape and being bounded on the North by Lot 9 and part of Lot 10, on the south by Lot 11, on the East by Lewis Street (Parish Road 605) and on the West by Commercial Canal, being part of Lot 10 as shown in part on plat of K B. Marie, Land Surveyor, dated October 12, 1978, a copy of which is attached to that certain Lease dated July 21, 1987 and is recorded under Entry No. 87-7302 of the records of the Clerk of Court's office for the Parish of Iberia, Louisiana.

Subject to that certain five foot utilities easement running along the entire Eastern boundary of the subject property parallel and adjacent to Lewis Street (Parish Road 605) as more particularly shown on plat of R. B. Marie, Land Surveyor, dated October 12, 1978.

Tract B:

Part of Lot 10 at the Port of Iberia located in Section 3, Township 13 South, Range 6 East, Iberia Parish, Louisiana, being bounded on the North by Lot 8, South by the remainder of Lot 10, East by Lot 9 and Wet by Commercial Canal as shown on plat of R. B. Marie, Land Surveyor, dated January 30, 1979, a copy of which is attached to that certain Lease dated July 21, 1987 and is recorded under Entry No. 87-7302 of the records of the Clerk of Court's Office for the Parish of Iberia, Louisiana.

Municipal address: 4506 South Lewis Street, New Iberia, Louisiana 70560

PROPERTY #6

(TO BE PROVIDED BY BORROWER POST-CLOSING)

                                   SCHEDULE 3
                                       to
                                CREDIT AGREEMENT

                           SUMMARY INFO - TRANSCOASTAL

===============================================================================================================================
TCMS                                                             Official
Equip #        Name              Type               Flag         Number                   Description                Owner
-------------------------------------------------------------------------------------------------------------------------------
70001     Vermillion Bay      Pipelay Barge       Vanuatu        634            350'x60'x22.5' all welded steel    TransCoastal
                                                                                construction pipelay barge         Vessels, Inc.
--------------------------------------------------------------------------------------------------------------------------------
30001     BH400               Lay Bury            USA            1035377        260'x72'x16' all welded steel      HBH, Inc.
                              Barge                                             construction pipelay/bury barge
--------------------------------------------------------------------------------------------------------------------------------
16001     M/V Discovery       Multi-purpose       Panamanian     12543-82-      243'x42'x19' all welded steel      Hargett
                                                                 D              construction multi-purpose         Mooring and
                                                                                offshore utility supply vessel     Marine, Inc.
--------------------------------------------------------------------------------------------------------------------------------
70002     Atchafalaya Bay     Bury Barge          US             528068         256'x72'x16' all welded steel      TransCoastal
                                                                                construction pipeline bury barge   Vessels, Inc.
--------------------------------------------------------------------------------------------------------------------------------
16002     M/V Sealevel No.    Multi-Purpose       US             616274         155'x40'x11.5' all steel welded    Hargett
          21                                                                    construction offshore utility/dive Mooring and
                                                                                support vessel                     Marine, Inc.
--------------------------------------------------------------------------------------------------------------------------------
40012     BH300               Lay Bury            US             642150         185'x45'x9' all welded steel       HBH, Inc.
                              Barge                                             construction pipelay/bury barge
--------------------------------------------------------------------------------------------------------------------------------
16003     M/V Sand Queen      Utility Boat        US             586067         85'x24'x7' all welded steel        C.S.I.
                                                                                construction offshore utility      Hydrostatic
                                                                                supply vessel                      Testers, Inc.
---------------------------------------------------------------------------------------------------------------------------------
40005     BH105               Spud Barge          US             558253         150'x40'x9' all welded steel       HBH, Inc.
                                                                                construction spud barge
---------------------------------------------------------------------------------------------------------------------------------
20116     #116                Spud/Lay            Undocumented                  140'x38'x7' all welded steel
                              Barge                                             construction spud barge
---------------------------------------------------------------------------------------------------------------------------------
20118     #118                Spud/Lay            Undocumented                  140'x38'x7' all welded steel
                              Barge                                             construction spud barge
---------------------------------------------------------------------------------------------------------------------------------
40006     BH200               Spud Barge          Undocumented   523759         110'x30'x7' all welded steel
                                                                                construction spud barge
---------------------------------------------------------------------------------------------------------------------------------
40008     BH202               Spud Barge          US             651251         110'x32'x6' all welded steel       HBH, Inc.
                                                                                construction spud barge
---------------------------------------------------------------------------------------------------------------------------------
40004     BH104               Spud Barge          Undocumented                  110'x34'x6' all welded steel
                                                                                construction spud barge
---------------------------------------------------------------------------------------------------------------------------------
20119     #119                Spud/Lay            Undocumented                  140'x38'x7' all welded steel
                              Barge                                             construction spud barge
---------------------------------------------------------------------------------------------------------------------------------
40009     BH203               Spud Barge          Undocumented                  90'x25'x5' all welded steel
                                                                                construction spud barge
=================================================================================================================================

                                  SCHEDULE 7.5

                                   LITIGATION


Sirpi Alusteel Construction, Ltd. v. Dickson GMP International

This case involves a contractual dispute in which Dickson has filed a cross claim that if successful would eliminate any damages alleged by Sirpi and in addition would result in a monetary judgement in favor of Dickson. We have been told by counsel for Dickson that maximum exposure in this case is approximately $95,000.00 (NINETY-FIVE THOUSAND AND NO/00 DOLLARS).

Dr. Abdo Husseiny, et al v. United Gas Pipeline Company, et al.

This is a class action lawsuit filed in 1994 as a result of a gas leak in St. John the Baptist Parish in Louisiana. Approximately 7858 plaintiffs have joined the class and are seeking damages ranging from $500.00 to $2500.00 each. The liability portion of the case was tried to the bench. The court found Woodson 75% at fault and assessed punitive damages on a one to one ratio. Punitive damages are uninsured. The case was appealed to the Fifth Circuit Court of Appeals and writs were denied. We are currently negotiating with our underwriter to approach the plaintiff with a settlement offer in which the entire case (including punitives) would be settled within policy limits with Woodson offering a cash contribution to the settlement. Such cash contribution would not have a material impact on the operations of the Company. If we do not reach a settlement, this case would begin trial in March of 1999. For the court to hear all 7858 cases, trial could potentially extend for three to seven years.

                                SCHEDULE 7.6(d)

                          RIGHTS IN PROPERTIES; LIENS


ALL OF THE PROPERTY AND COLLATERAL OF THE BORROWERS AND THEIR SUBSIDIARIES WHICH ARE REASONABLY NECESSARY FOR THE OPERATION OF THEIR BUSINESS ARE IN GOOD WORKING CONDITION AND ARE MAINTAINED IN ACCORDANCE WITH PRUDENT BUSINESS STANDARDS WITH THE FOLLOWING EXCEPTION:

The Atchafalaya Bay is currently out of class and in process of being refurbished. The Company's intention is to spend an additional $2,000,000 by March 31, 1999, to bring the vessel into class and ready to be a first class Jetting Barge.

                                  SCHEDULE 7.9

                                 DEBT AND LIENS


The Borrowers and their Subsidiaries have no Debt as defined in the Credit Agreement, except as disclosed below:


          LENDER                                 COLLATERAL/LIEN
          ------                                 ---------------
1. MR. & MRS. MARCUS DICKSON                   3 1/2 acres of land @
   MORTGAGE - Dickson GMP                      4001 Woodland Highway
   $313,786 OUTSTANDING AT 11-30-98                New Orleans, LA

2. TRANSAMERICA INSURANCE FINANCE -                   Unsecured
   Transcoastal Marine Services, Inc.
   $2,042,730 OUTSTANDING AT 11-30-98

3. BANKONE - TransCoastal Marine             Accounts Receivables and Certain
   Services, Inc.                                      Equipment
   $15,000,000 REVOLVER IN PLACE AT
   CLOSING

4. ENRON CAPITAL & TRADE RESOURCES        Subordinated lien on all Equipment and
   CORP. -  TransCoastal Marine Services,         in Accounts Receivables
   Inc.
   $20,000,000 SUBORDINATED DEBT IN
   PLACE AT CLOSING

5.
   (Intentionally Deleted)


6.  WOODSON FAMILY - Woodson Company                  Unsecured
    $1,091,907 OUTSTANDING AT 11-30-98

7.  NEW COURT FINANCIAL - Dickson GMP                  Forklift
    $73,513 OUTSTANDING AT 11-30-98

8.  NEW COURT FINANCIAL - Dickson GMP                  Forklift
    $75,298 OUTSTANDING AT 11-30-98

9.  LCA FINANCIAL - DICKSON GMP
    Dickson GMP $46,853 OUTSTANDING AT            990 CFM Air Compressor
    11-30-98

                                 SCHEDULES 7.10

                                     TAXES

The Borrowers and their Subsidiaries have the following pending federal and state tax investigations underway:

   ---------------------------------------------------------------------------------
   ENTITY AND YEARS UNDER INVESTIGATION           TYPE OF TAX AND TAXING AUTHORITY
   =================================================================================
1.   CSI - Years ending May 31, 1996                   Federal Income Tax-I.R.S.
     and 1997

2.   Red Fox of New Iberia, Inc. - Years
     ending December 31, 1996, 1997, 1998              Sales Tax-State of Louisiana

3.   HBH, Inc. - Years ending December
     31, 1995 and 1996                                 Sales Tax-State of Louisiana

4.   Dickson GMP Limited, Inc. - Years
     ending December 31, 1994, 1995, and
     1996                                              Sales Tax-State of Louisiana
   ---------------------------------------------------------------------------------

                                 SCHEDULE 7.12

                                     ERISA

NONE

                                 SCHEDULE 7.14

                                  SUBSIDIARIES

NAME                                   STATE OF INCORPORATION       % OWNERSHIP
----                                   ----------------------       -----------
TransCoastal Marine Services of LA, Inc.      Louisiana                    100%

The Red Fox Companies of New Iberia, Inc.     Louisiana                    100%

Woodson Construction Company                  Louisiana                    100%

Hargett Mooring & Marine, Inc.                Louisiana                    100%

EnviroSystems, Inc.                           Louisiana                    100%

Kori Corporation                              Louisiana                    100%









CSI Hydrostatic Testers, Inc.                 Delaware                     100%

TransCoastal Vessels, Inc.                    Delaware                     100%

TransCoastal Ventures, Inc.                   Delaware                     100%
       TransMar, LLC                          Delaware                      60%

Dickson GMP International, Inc.               Louisiana                    100%

        Dickson Marine, Inc.                  Louisiana                    100%
        Dickson Nigeria, Ltd.                 Nigeria                      100%
        Servicios y Construcciones Petroleras
        Ventura, C.A.                         Venezuela                    100%
        Ventura Resources, Inc.               Louisiana                    100%

                                 SCHEDULE 7.20

                              ENVIRONMENTAL MATTERS

(a)  None known

(b)  None known

(c) Hazardous Waste such as: spent paint and solvents are stored in specific areas for transportation to approved disposal facilities. TCMS Senior Environmental Specialist has inspected the disposal facility for compliance with regulations and permits.

(d)  None known

(e)  None known

(f)  None known

(g)  None known

(h)  None known

                                 SCHEDULE 7.22

                               INSURANCE COVERAGE

Please see attached.

                       TRANSCOASTAL MARINE SERVICES, INC.

                        COMPREHENSIVE GENERAL LIABILITY

LIMITS OF LIABILITY:     $1,000,000 PER OCCURRENCE
                         $2,000,000 GENERAL AGGREGATE
                         $2,000,000 PRODUCTS/COMPLETED OPS AGGREGATE
                         $1,000,000 FIRE LEGAL LIABILITY
                         $    5,000 MEDICAL PAYMENTS PER PERSON

PREMIUM BASIS:        ESTIMATED GROSS RECEIPTS:  $167,300,000.

RATE/DEDUCTIBLE OPTIONS:

DEDUCTIBLE     STOP LOSS       RATE     PREMUIM          TAX           TOTAL
----------     ---------       ----     --------         ---           -----
 $25,000        $125,000      .1804%    $301,809     $15,090.45     $316,899.45
 $25,000        $250,000      .165%     $276,045     $13,802.25     $289,847.25
 $25,000        $NIL          .150%     $250,950     $12,547.50     $263,497.50
 $50,000        $300,000      .135%     $225,855     $11,292.75     $237,147.75
 $50,000        $NIL          .120%     $200,760     $10,038.00     $210,798.00

COVERAGE INCLUDES: ACTIONS OVER
FULL OCCURRENCE FORM, INCLUDING PRODUCTS/COMPLETED OPERATIONS
BROAD FORM GENERAL LIABILITY, ISO DEFINITION OF INSURED CONTRACT
BROAD FORM NAMED INSURED
INSURED OPERATIONS: "ALL OPERATIONS OF NAMED INSURED & SUBSIDIARIES"
NO EXCLUSION FOR PUNITIVE DAMAGES
"PER PROJECT" AND "PER LOCATION" ENDORSEMENT AVAILABLE AS REQUESTED
DEFENSE IS IN ADDITION TO POLICY LIMITS
XCU HAZARDS; UGR&E; BLOWOUT & CRATERING
WORLDWIDE TERRITORY (FOR SUITS BROUGHT WITHIN THE U.S.)
SEEPAGE & POLLUTION - TIME ELEMENT - 7-DAY DISCOVERY, 30-DAY REPORTING
BLANKET WAIVER OF SUBROGATION, ADDITIONAL INSURED & 60-DAY N.O.C.
PRIMARY INSURANCE CLAUSE AS REQUIRED BY CONTRACT
IN REM, GULF OF MEXICO, AND NON-OWNED WATERCRAFT EXTENSIONS
ALL OWNED BOATS 26' & UNDER (INCLUDING DEBRIS REMOVAL)
NO EXCLUSION UNDER CONTRACTUAL FOR WORK WITHIN 50' OF RAILROADS
CROSS SUITS
LIMITED EMPLOYEE BENEFITS LIABILITY - $1,000,000 AGGREGATE
CARE, CUSTODY, CONTROL EXCLUSION DELETED
DELETE THE "DAMAGE TO YOUR WORK" EXCLUSION (WORK MUST HAVE BEEN DELIVERED TO THE
   BUYER, AND THE ASSURED MUST BE LEGALLY LIABLE TO PAY). THIS ADDITIONAL COVERAGE HAS A SEPARATE $25,000 DEDUCTIBLE PER CLAIM.
FELLOW EMPLOYEE EXCLUSION DELETED
UNINTENTIONAL ERROR/FAILURE TO DISCLOSE CLAUSE
SHIPREPAIRERS LEGAL LIABILITY
ENVIROSYSTEMS: RETRO DATE OF 6/30/94
REMOVE PROFESSIONAL EXCLUSION FOR TRANSMAR ONLY, SUBJECT TO $50,000 DED.

EXCLUDING: P&I, PCB'S, ASBESTOS, E&O, D&O, LEASED EMPLOYEES, FORMALDEHYDE,
   NUCLEAR, EMPLOYMENT PRACTICES.

SECURITY:  STEADFAST INSURANCE COMPANY
           ZURICH-AMERICAN INSURANCE GROUP (BEST RATING A+:XIV)

                       TRANSCOASTAL MARINE SERVICES, INC.

                            COMMERCIAL AUTO COVERAGE


LIABILITY                :$1,000,000. COMBINED SINGLE LIMIT
MEDICAL PAYMENTS         :$5,000
UNINSURED MOTORISTS:     :$1,000,000
HIRED AND NON-OWNED      :$1,000,000. COMBINED SINGLE LIMIT
COMPREHENSIVE            :SEE BELOW
COLLISION                :SEE BELOW
--------------------------------------------------------------------------------

DESCRIPTION OF VEHICLES:   PER SCHEDULE PROVIDED BY INSURED


          AUTO LIABILITY RATING BASE:   POWER UNITS - 125.
                                        $5,000 DEDUCTIBLE ON LIABILITY.
                                        COMPOSITE RATED $516.32.

          AUTO PHYSICAL DAMAGE:    $500 DEDUCTIBLE COMPREHENSIVE &
                                   $500 COLLISION FOR ALL LIGHT TRUCKS
                                   AND PRIVATE PASSENGER UNITS, MODEL YEAR 1994
                                   AND NEWER.  $5,000 DEDUCTIBLE COMPREHENSIVE
                                   AND COLLISION FOR ALL OTHER UNITS. RATING
                                   BASE:  75 UNITS. COMPOSITE RATED AT $270.


PREMIUM:   $74,515.00 LIABILITY/MED PAY/U.M.
           $20,249.00 PHYSICAL DAMAGE
           ----------
           $94,764.00 TOTAL


COVERAGES INCLUDE:  SYMBOL 1 ON LIABILITY - ALL AUTOS
                    BLANKET WAIVER OF SUBROGATION
                    BLANKET ADDITIONAL INSURED
                    BLANKET PRIMARY INS CLAUSE
                    60-DAY NOTICE OF CANCELLATION
                    HIRED/NON-OWNED COVERAGES, INCLUDING PHYSICAL DAMAGE
                      ON RENTAL CARS ($35,000 PD LIMIT)
                    BROAD FORM NAMED INSURED
                    FELLOW EMPLOYEE COVERAGE
                    MSC-90 & STATE FILINGS AVAILABLE AS REQUIRED
                    LIMITED POLLUTION - VEHICLE OVERTURN OR COLLISION CA9948 - BROADENED POLLUTION
                    UNINTENTIONAL FAILURE TO DISCLOSE
                    EMPLOYEES AS ADDITIONAL INSUREDS


SECURITY:  ZURICH AMERICAN INSURANCE COMPANY OF ILLINOIS         10/12/98

           ZURICH-AMERICAN INSURANCE GROUP (BEST RATING A+:XIV)

                       TRANSCOASTAL MARINE SERVICES, INC.

                        HULL AND PROTECTION & INDEMNITY



I. HULL & MACHINERY:  TOTAL VALUE OF $74,772,000 PER ATTACHED SCHEDULE
                      INCLUDING COLLISION & TOWERS
                      BREAKDOWN:   WOODSON        $2,039,500
                                   HBH, INC.     $24,865,000
                                   CSI HYDRO.    $24,195,000
                                   RED FOX          $972,500
                                   TRANSCOASTAL  $22,700,000
                                   SPUD UNITS       $665,000

   DEDUCTIBLE:  $5,000 FOR ALL VESSELS, EXCEPT:
                $50,000 FOR ALL VESSELS VALUED OVER $1,000,000

-------------------------------------------------------------------------------

II.  PROTECTION & INDEMNITY:  $1,000,000 LIMIT PER OCCURRENCE
                              INCLUDING EXCESS TOWERS & COLLISION
                              SP-23 FORM

     DEDUCTIBLE:    $10,000

-------------------------------------------------------------------------------

PREMIUM:   WOODSON:         $ 40,142 HULL      $30,240 P&I
           HBH, INC.:       $226,619 HULL      $73,440 P&I
           CSI:             $195,423 HULL      $12,960 P&I
           RED FOX:         $ 20,663 HULL      $21,600 P&I
           TRANSCOASTAL:    $177,980 HULL      $13,770 P&I
                            --------           -------
                   TOTALS:  $660,827 HULL     $152,010 P&I

                    PREMIUM TOTAL:  $812,837.00


HULL DEDUCTIBLE OPTIONS:   $50,000 DEDUCTIBLE - 10% PREMIUM CREDIT
                          $100,000 DEDUCTIBLE - 15% PREMIUM CREDIT


SECURITY:  MOAC/BOSTON OLD COLONY (BEST RATING:  A-:XIV)    10/15/98

              HULL AND PROTECTION & INDEMNITY - TERMS & CONDITIONS

INCLUDES:  AGREED VALUE ON HULL AMOUNTS
           PARTS REMOVED CLAUSE
           AFFILIATED COMPANIES CLAUSE
           BLANKET ADD'L INSURED & WAIVER OF SUBROGATION, 60-DAY N.O.C. BLANKET PRIMARY INSURANCE CLAUSE
           AUTOMATIC ACQUISITION CLAUSE FOR PURCHASE OR CHARTER PRIVILEGE TO CHARTER CLAUSE
           CROSS LIABILITY CLAUSE
           CONTRACTUAL LIABILITY
           SEEPAGE & POLLUTION (B.I. & CARGO), EXCLUDING O.P.A., CERCLA INCHMAREE EXTENDED TO PROVIDE COVERAGE FOR NEGLIGENCE OF
             CHARTERS AND/OR REPAIRERS; ALSO EXTENDED TO PROVIDE COVERAGE FOR CONTACT WITH AIRCRAFT
           BLOWOUT & CRATER
           DELIBERATE DAMAGE (POLLUTION) INCLUDING EQUIPMENT, GEAR,
             MACHINERY DAMAGE
           BURIAL EXPENSES CLAUSE
           IN REM/IN PERSONAM LIABILITY
           CARGO LEGAL LIABILITY
           VESSEL IN DISTRESS CLAUSE
           SISTERSHIP CLAUSE
           TANKERMANS CLAUSE
           DELETE THE EXCEPTIONS "OTHER THAN AN ASSURED, AND "AS OWNER
             OF VESSEL" AS REQUIRED BY CONTRACT
           SUE & LABOR PROVISIONS NOT TO APPLY TO ADDITIONAL INSURED IF
             REQUIRED IN CONTRACT
           REPAIRS & ALTERATIONS CLAUSE
           TOWAGE EXCLUSIONS DELETED
           BOOM COVERAGE ENDORSEMENT, OVERWEIGHT EXCLUSION DELETED
           BROAD FORM NAMED INSURED ENDORSEMENT
           STRIKES, RIOTS & CIVIL COMMOTIONS, & MALICIOUS DAMAGE CLAUSES EXTENDED ADVENTURES & PERILS CLAUSE
           EACH VESSEL DEEMED TO BE SEPARATELY INSURED
           LEASED EQUIPMENT CLAUSE
           SUBJECT TO AMERICAN HULL INS. SYNDICATE LINER NEGLIGENCE
             CLAUSE
           VOLUNTARY REMOVAL OF WRECK/DEBRIS
           NO EXCLUSION FOR PUNITIVE DAMAGES

THIS INSURANCE AUTOMATICALLY EXTENDS TO COVER ANY VESSELS AND/OR CRAFT OF A
   SIMILAR AGE & NATURE TO THAT INSURED HEREUNDER, WHICH HAVE BEEN PURCHASED, LEASED, RENTED, TIME OR BAREBOAT CHARTERED BY INSURED SUBJECT TO ADVICE TO UNDERWRITERS, AT TERMS AND RATES TO BE AGREED.

POLICY WILL PROVIDE LIABILITY COVERAGE FOR INSURED COMPANIES, EXCESS OF THE
   $500,000 LIMIT CARRIED BY McDONOUGH MARINE, UP TO $1,000,000 COMBINED TOTAL LIMITS. INSURED COMPANIES TO BE NAMED & WAIVED BY McDONOUGH MARINE. COVERAGE APPLIES ONLY TO RENTED BARGES.

                       TRANSCOASTAL MARINE SERVICES, INC.

                          CHARTERERS' LEGAL LIABILITY
                             WHARFINGERS LIABILITY




LIMIT OF LIABILITY:                $1,000,000




DEDUCTIBLE:                        $25,000




RATE:                              FLAT, NO ADJUSTMENT




PREMIUM:                           $15,000




NOTE: COVERAGE IS PROVIDED FOR BOTH DOMESTIC AND FOREIGN OPERATIONS. FOR FOREIGN LIABILITY, UNDERWRITERS REQUIRE A COPY OF THE HULL/P&I POLICY SERVING AS PRIMARY COVERAGE FOR TWO LIFEBOATS CHARTERED BY DICKSON GMP INT'L, LOCATED OFFSHORE NIGERIA.



SECURITY:   MOAC/BOSTON OLD COLONY                               10/8/98

                       TRANSCOASTAL MARINE SERVICES, INC.

                       WATER QUALITY INSURANCE SYNDICATE
                           VESSEL POLLUTION COVERAGE



LIMITS OF LIABILITY:

  OIL POLLUTION ACT OF 1990 - TO $5,000,000 PER VESSEL OR STATUTORY
      LIMIT
  CERCLA ($300 PER GROSS TON - $500,000 LIMIT)



SCHEDULE OF VESSELS:       SEE ATTACHED



BLANKET WAIVER OF SUBROGATION AND ADDITIONAL INSURED.
SPUD PARGE BUYBACK ENDORSEMENT B
FOREIGN TRADE CLEAN-UP ENDORSEMENT - MEXICO & TRINIDAD

LIMITED OPA '90 CIVIL PENALTY CLAUSE - $500 DEDUCTIBLE/ACCIDENT








ANNUAL PREMIUM:          $38,001.77 OPA/CERCLA
                           1,140.05 CIVIL PENALTY
                         ----------
                         $39,141.82                              10/22/98

                       TRANSCOASTAL MARINE SERVICES, INC.

                            COMMERCIAL UMBRELLA


LIMIT OPTIONS:  $ 50,000,000 EXCESS OF ALL UNDERLYING COVERAGES




PREMIUM:       $400,000




TERMS & CONDITIONS:  $100,000 S.I.R.
                     FOLLOWS FORM OF UNDERLYING COVERAGES
                     EXCLUDES PUNITIVE DAMAGES
                     DROP DOWN ENDORSEMENT, REMOVING REQUIREMENT TO MAKE
                         REASONABLE EFFORT TO REINSTATE EXHAUSTED LIMITS
                     BLANKET WAIVER OF SUBROGATION
                     BLANKET ADDITIONAL INSURED
                     BLANKET 60-DAY NOTICE OF CANCELLATION
                     REMOVAL OF EXCLUSION FOR TREBLE & MULTIPLE DAMAGES



UNDERLYING COVERAGES AND LIMITS:   DOMESTIC & FOREIGN
     EMPLOYERS LIABILITY           $1,000,000/1,000,000/1,000,000
     MARITIME EMPLOYERS LIABILITY  $1,000,000/1,000,000
     GENERAL LIAB./SHIPREPAIRERS   $1,000,000/2,000,000/2,000,000
     AUTOMOBILE LIABILITY          $1,000,000 C.S.L.
     PROTECTION & INDEMNITY        $1,000,000
     CHARTERERS/WHARFINGERS        $1,000,000
     VESSEL POLLUTION/WQIS         $5,000,000




SECURITY:      RELIANCE NATIONAL INSURANCE COMPANY (A-:XIII)          10/8/98
               BOSTON OLD COLONY/MOAC (A-XIV)
               ZURICH INSURANCE COMPANY, U.S. BRANCH

                       TRANSCOASTAL MARINE SERVICES, INC.

                              COMMERCIAL PROPERTY


SPECIAL "ALL RISK" FORM, EXCLUDING QUAKE
BLANKET LIMITS, AGREED AMOUNT ENDORSEMENT (SUBJECT TO SURVEY AT
     INSUROR'S EXPENSE TO DETERMINE ACCEPTABILITY OF LIMITS)
$250,000 SUBLIMIT ON FLOOD
$5,000 DEDUCTIBLE / $10,000 FOR FLOOD
INCLUDES BLANKET WAIVER OF SUBROGATION, ADDITIONAL INSURED, 60-DAY NOC 60% COINSURANCE LOSS OF RENTS
$10,000 AUTOMATIC COVERAGE FOR POLLUTION CLEAN-UP


TOTAL ALL VALUES, PER SCHEDULE:    $5,174,500     REAL PROPERTY
                                   $1,761,850     CONTENTS/PERSONAL PROPERTY
                                   $  162,950     DICKSON EDP EQUIPMENT
                                   $  284,000     LOSS OF RENTS
                                   $  250,000     VALUABLE PAPERS
                                   $  250,000     FLOOD SUBLIMIT
                                   ----------
                    TOTAL          $7,883,300

ADJUSTABLE RATE:              .28 PER $100 OF VALUE

ADDITIONAL COVERAGES:         ORDINANCE OR LAW         $1,000,000
                              BLANKET EXTRA EXPENSE    $1,000,000

PREMIUM:       BUILDINGS, CONTENTS, ETC.          $22,073.00
               ORDINANCE/EXTRA EXPENSE            $ 7,000.00 FLAT
                                        TOTAL     ----------
                                                  $29,073.00


SECURITY:      MOAC/BOSTON OLD COLONY (A-:XIV)                           10/9/98

                       TRANSCOASTAL MARINE SERVICES, INC.

                            BUILDER'S RISK COVERAGE

LIMIT OF LIABILITY:      $5,000,000 PER DISASTER
                         $1,000,000 TRANSIT COVERAGE
                         $2,000,000 FLOOD & QUAKE
                         $2,000,000 TRENCHING SUBLIMIT


DEDUCTIBLE:         $25,000 ANY ONE JOB, INCLUDING FLOOD & QUAKE
                    $5,000 TRANSIT

TERMS & CONDITIONS:      QUARTERLY REPORTING OF INSTALLATION RECEIPTS TO
                         INCLUDE VALUE OF CUSTOMERS' PIPE

                         MOAC REQUIRES ADVANCE NOTICE OF ANY JOB OVER
                         $2,000,000 IN SIZE TO BE COVERED HEREUNDER

                         BLANKET WAIVERS OF SUBROGATION

RATE:     A)   .10% -  LAND

          B)   .20% -  WATER

MINIMUM & DEPOSIT PREMIUM:    $10,000.00




SECURITY:           MOAC/BOSTON OLD COLONY   (A-:XIV)       10/8/98

                       TRANSCOASTAL MARINE SERVICES, INC.

                          HULL BUILDER'S RISK COVERAGE



LIMIT OF LIABILITY:         $3,000,000

RATE:       .08 PER MONTH ON COMPLETED VALUES

DEDUCTIBLE PER ACCIDENT:     1%

REPORTING:  MONTHLY

MINIMUM & DEPOSIT PREMIUM:      $2,600.00




SECURITY:         MOAC/BOSTON OLD COLONY   (A-:XIV)   10/8/98

                       TRANSCOASTAL MARINE SERVICES, INC.

                                TRANSIT COVERAGE

LIMITS:  $500,000 ON EQUIPMENT OF OTHERS BEING TRANSPORTED ABOARD
                   INSURED'S OWNED/OPERATED WATERCRAFT


COVERAGES:   ALL RISK, INCLUDING THEFT
             WATERCRAFT EXCLUSIONS DELETED


DEDUCTIBLE:   $5,000





PREMIUM:    $5,000.00 FLAT





SECURITY:        MOAC/BOSTON OLD COLONY   (A-:XIV)           10/8/98

                       TRANSCOASTAL MARINE SERVICES, INC.
                         CONTRACTORS EQUIPMENT COVERAGE



LIMITS OF LIABILITY:   $15,004,844 OWNED EQUIPMENT (PER SCHEDULE)
                       $2,000,000 RENTAL EQUIPMENT
                       $1,000,000 LIFT LIABILITY, OVERWEIGHT EXCL.
                                   DELETED
                       $250,000 FLOOD SUBLIMIT


DEDUCTIBLE:    2% OF VALUES, MINIMUM $1,000 AND MAXIMUM $10,000
               $25,000 ON BOOM FOR RED FOX CRANE VALUED $650,000
               $25,000 ON BOOM FOR HBH RENTAL CRANE VALUED $695,000
               $5,000 ON RENTAL EQUIPMENT
               $10,000 ON DOMESTIC & $25,000 ON FOREIGN LIFT LIABILITY
               $10,000 ON FLOOD


RATES:         .58% OF VALUE ON OWNED EQUIPMENT
               .78% OF COST OF HIRE ON RENTAL EQUIPMENT
               1.00% WITH BOOM & OVERWEIGHT COVERAGE


TERMS & CONDITIONS:      WATERBORNE COVERAGE PROVIDED
                         ANNUAL ADJUSTMENT ON RENTAL EQUIPMENT
                         BLANKET WAIVER OF SUBROGATION
                         BLANKET ADDITIONAL INSURED
                         WORLDWIDE COVERAGE
                         60-DAY NOTICE OF CANCELLATION
                         BLANKET LIMITS, AGREED AMOUNT ENDORSEMENT
                              (SUBJECT TO SURVEY AT COMPANY EXPENSE)


PREMIUM:           $87,028.00  OWNED EQUIPMENT

                    $5,000.00  M&D ON RENTAL EQUIPMENT

                   $15,000.00  FLAT ON LIFT LIABILITY
                   -----------

           TOTAL  $107,028.00



SECURITY:         MOAC/BOSTON OLD COLONY  (A-:XIV)          10/8/98

                       TRANSCOASTAL MARINE SERVICES, INC.
                  AIRCRAFT LIABILITY AND HULL PHYSICAL DAMAGE




AIRCRAFT INSURED:     1981 CESSNA 185 SEAPLANE, #N6860N


LOCATION:  BELLE CHASSE, LA


PILOT INFORMATION:  DENNIS SISUNG, OR ANY PILOT WITH 1,000 HOURS
      TOTAL TIME, 350 HOURS IN SEAPLANE, AND 50 IN MAKE & MODEL.


LIMITS:    $5,000,000 CSL LIABILITY
           $1,000,000 SUBLIMIT PER PASSENGER
           $120,000 HULL VALUE


DEDUCTIBLE:   $250 NOT-IN-MOTION
              $12,000 IN MOTION



INCLUDES:   BLANKET WAIVER OF SUBROGATION, ADDITIONAL INSURED, AND
               60-DAY NOTICE OF CANCELLATION



PREMIUM:     $6,549.00 PREMIUM (25% MINIMUM EARNED)
             $  250.00 POLICY FEE
             ---------
             $6,799.00 TOTAL



SECURITY:    U.S. SPECIALITY (A+:VIII) RANGER (A-:VIII)  10/8/98

                 ENVIROSYSTEMS, INC. - POLLUTION & PROFESSIONAL
              (GENERAL LIABILITY IS PROVIDED WITHIN THE STEADFAST
                          QUOTATION FOR TRANSCOASTAL)


COVERAGE FORM:      CLAIMS-MADE

RETROACTIVE DATE:   7/26/93 ON POLLUTION/PROFESSIONAL

LIMIT:    POLLUTION/PROFESSIONAL:  $1,000,,000 OCCURRENCE/$2,000,000
AGGREGATE

DEDUCTIBLE:    POLLUTION/PROFESSIONAL:  $25,000

COVERAGES:     ZURICH'S PROFESSIONAL ENVIRONMENTAL CONSULTANTS POLICY.
               PROFESSIONAL LIABILITY; CONTRACTORS ENVIRONMENTAL IMPAIRMENT
               DEFENSE FOR POLLUTION/PROFESSIONAL IS WITHIN POLICY LIMITS
               ACTIONS OVER (POLLUTION LIABILITY ONLY)
               CIRCUMSTANCE REPORTING WITH NO SUNSET CLAUSE
               WORLDWIDE TERRITORY
               BROAD FORM CONTRACTUAL INCLUDING VICARIOUS LIABILITY
               BLANKET ADDITIONAL INSURED (POLLUTION LIABILITY ONLY)
               SPECIFIC WAIVER OF SUBROGATION
               60-DAY NOTICE OF CANCELLATION
               MUTUAL PRIOR AGREEMENT ON SELECTION OF CLAIMS COUNSEL
               CLEAN-UP COSTS
               COMPLETE RADIOACTIVE COVERAGE, SUBJECT TO NUCLEAR EXCLUSION
               FULL ASBESTOS COVERAGE
               MEDIATION CREDIT
               NO EXCLUSION FOR SUPERFUND
               NO EXCLUSIONS FOR UNDERGROUND STORAGE TANK WORK
               PRIMARY INSURANCE WORDING AS REQUIRED BY CONTRACT.
               POLICY PROVIDES COVERAGE FOR WORK SUBBED OUT FROM TRANSCOASTAL
                      COMPANIES
               COVERAGE EXCLUSIONS:
                  FRAUDULENT/INTENTIONAL ACTS
                  NON-COMPLIANCE  WITH STATUTES, ETC.
                  CROSS LIABILITY
                  DISCRIMINATION
                  PATENT/COPYRIGHT INFRINGEMENT
                  EXPRESS WARRANTIES/GUARANTEES
                  PUNITIVE DAMAGES
                  WATERCRAFT/AIRCRAFT
                  WAR, CIVIL UNREST
                  PRODUCTS LIABILITY
                  PROPERTY DAMAGE TO THE NAMED INSURED'S WORK
                  PROFESSIONAL LIABILITY FOR FAULTY WORKMANSHIP/CONSTRUCTION

EXCLUDING:      ANY LOSS AS A RESULT OF SERVICES OR OPERATIONS PERFORMED
                   AT SITES OWNED/OPERATED BY TRANSCOASTAL COMPANIES

RATES:    POLLUTION/PROFESSIONAL:       FLAT

ESTIMATED RECEIPTS:      $1,000,000

PREMIUM:  POLLUTION/PROFESSIONAL:       $ 7,500.00  (FLAT, NO MINIMUM EARNED)
                                        $   375.00  (TAX)
                                        ----------
                                        $ 7,875.00  (TOTAL)


SUBJECT TO:    COMPLETED & SIGNED APPLICATION

AVAILABLE:     SUPPLEMENTAL REPORTING PERIOD, ADDITIONAL CHARGE TO BE
                      NEGOTIATED.


SECURITY:      STEADFAST INSURANCE COMPANY        10/14/98
                  (ZURICH-AMERICAN INSURANCE GROUP)

                       TRANSCOASTAL MARINE SERVICES, INC.
                         WORKERS' COMPENSATION COVERAGE
                         (ALL ENTITIES EXCEPT RED FOX)


COVERAGE A - WORKERS' COMPENSATION: Provides coverage for the statutory obligation of an employer to provide benefits for employees as required by the applicable state law or USL&H Act.

COVERAGE B - EMPLOYERS LIABILITY: Protects the insured against liability imposed by law for injury to employees in the course of employment that is not compensable under the Worker's Compensation section.
     EMPLOYERS LIABILITY LIMIT OF LIABILITY :  $1,000,000

     MARITIME EMPLOYERS LIABILITY:  $1,000,000


-------------------------------------------------------------------------------

DEDUCTIBLE AND RATE OPTIONS - APPLICABLE TO STATE ACT, USL&H, & JONES ACT:
(RATES APPLY PER $100 OF PAYROLL)

                                                            97/98 LOSSES
     DEDUCTIBLE     RATE      PAYROLL           PREMIUM     W/IN DEDUCT.
     ----------     ----      -------           -------     ------------

     $ 25,000       2.1813    $30,000,000       $654,390    $236,339
     $ 50,000       1.8746    $30,000,000       $562,380    $344,839
     $100,000       1.597     $30,000,000       $479,100    $441,574
     $150,000       1.5007    $30,000,000       $450,210    $451,374
     $250,000       1.3997    $30,000,000       $419,910    $451,374

OPTION:   $25,000 DEDUCTIBLE ANY ONE ACCIDENT, WITH $475,000 AGGREGATE
               STOP LOSS (ADJUSTED AT 1.58% OF W.C. PAYROLL)
          RATE:  2.35% OF PAYROLL = $705,029 PREMIUM

EXCROW REQUIRED FOR CLAIMS PAYMENTS IS EQUIVALENT OF THREE DEDUCTIBLES. LETTER OF CREDIT REQUIRED CAN BE NEGOTIATED - BOTTOM END IS $100,000,
     MAXIMUM OF $500,000.

ADDITIONAL COVERAGES:
--------------------
BLANKET WAIVER OF SUBROGATION
BLANKET ALTERNATE EMPLOYER/BORROWED SERVANT
60-DAY NOTICE OF CANCELATION
USL&H, GULF OF MEXICO AND OUTER CONTINENTAL SHELF ACT ENDORSEMENTS PAYROLL REPORTED FOR STATES OF LA, TX, CA, AL, MS
OTHER STATES ENDORSEMENT
COVERAGE FOR DOMESTIC EMPLOYEES WORKING TEMPORARILY ABROAD
VOLUNTARY COMPENSATION, FOREIGN VOLUNTARY COMPENSATION
JONES ACT, INCLUDING: IN REM, TWM&C. DEATH ON THE HIGH SEAS
NO EXCLUSION FOR PUNITIVE DAMAGES
NO EXCLUSION FOR OCCUPATIONAL DISEASE
STOP-GAP EMPLOYERS LIABILITY


SECURITY:  ZURICH INSURANCE COMPANY, J.S. BRANCH          10/23/98

            ZURICH-AMERICAN INSURANCE GROUP (BEST RATING A+:XIV)

                       TRANSCOASTAL MARINE SERVICES, INC.
                         WORKERS' COMPENSATION COVERAGE
                      THE RED FOX COMPANIES OF NEW IBERIA

COVERAGE A - WORKERS' COMPENSATION: Provides coverage for the statutory obligation of an employer to provide benefits for employees as required by the applicable state law or USL&H Act.

COVERAGE B - EMPLOYERS LIABILITY: Protects the insured against liability imposed by law for injury to employees in the course of employment that is not compensable under the Worker's Compensation section.
     EMPLOYERS LIABILITY LIMIT OF LIABILITY: $1,000,000

     MARITIME EMPLOYERS LIABILITY: $25,000

--------------------------------------------------------------------------------

DEDUCTIBLE:    NIL - FIRST DOLLAR

PREMIUM DEVELOPMENT:

CLASSIFICATION           CODE      PAYROLL        RATE      PREMIUM
--------------------------------------------------------------------
IRON WORKS               3040      $5,506,000     4.3814    $241,240
SHIPREPAIR/CONVERSION    6872F     $4,848,000     6.7314     326,338
SALESPERSONS             8742      $  247,000      .4403       1,088
CLERICAL                 8810      $1,270,000      .2125       2,699

INCREASED EMPLOYERS LIABILITY LIMITS                 2.8%     15,998
MARITIME MINIMUM PREMIUM                                       4,000
EXPENSE CONSTANT                                                 150
                                                            --------
TOTAL ESTIMATED ANNUAL PREMIUM                              $591,513
DEPOSIT PREMIUM:                                            $ 30,000
LESS CURRENT DEPOSIT:                                      -$ 20,000
ADDITIONAL DEPOSIT DUE:                                     $ 10,000

ADDITIONAL COVERAGES:

BLANKET WAIVER OF SUBROGATION
BLANKET ALTERNATE EMPLOYER
30-DAY NOTICE OF CANCELLATION
USL&H, GULF OF MEXICO AND OUTER CONTINENTAL SHELF ACT ENDORSEMENTS LIMITED OTHER STATES ENDORSEMENT
COVERAGE FOR DOMESTIC EMPLOYEES WORKING TEMPORARILY ABROAD
JONES ACT, INCLUDING:    IN REM, TWM&C, DEATH ON THE HIGH SEAS
NO EXCLUSION FOR OCCUPATIONAL DISEASE
CANNOT PROVIDE VOLUNTARY COMPENSATION & STOP GAP ENDORSEMENTS


SECURITY:      LOUISIANA WORKERS' COMPENSATION CORP. (B++:VIII)         10/8/98

                                 SCHEDULE 7.23

                              HEDGING TRANSACTIONS


NONE

                                 SCHEDULE 7.25
                            MATERIAL DEBT AGREEMENTS



The Borrowers and their Subsidiaries have the following material Debt
Agreements:

-----------------------------------------------------------------------------------
          LENDER                                     COLLATERAL/LIEN
-----------------------------------------------------------------------------------
1.   MR. & MRS. MARCUS DICKSON                      3 1/2 acres of land @
     MORTGAGE-Dickson GMP                           4001 Woodland Highway
     $313,786 OUTSTANDING AT 11-30-98                  New Orleans, LA

2.   TRANSAMERICA INSURANCE FINANCE-                      Unsecured
     TransCoastal Marine Services, Inc.
     $2,042,730 OUTSTANDING AT 11-30-98

3.   BANKONE-TransCoastal Marine                 Accounts Receivables and Certain
     Services, Inc.                                        Equipment
     $15,000,000 REVOLVER IN PLACE AT
     CLOSING

4.   ENRON CAPITAL & TRADE RESOURCES         Subordinated lien on all Equipment and
     CORP.-TransCoastal Marine Services,             Accounts Receivables
     Inc.
     $20,000,000 SUBORDINATED DEBT IN
     PLACE AT CLOSING

5.
     (INTENTIONALLY DELETED)


6.   WOODSON FAMILY-Woodson Company                        Unsecured
     $1,091,907 OUTSTANDING AT 11-30-98

7.   NEW COURT FINANCIAL-Dickson GMP                        Forklift
     $73,513 OUTSTANDING AT 11-30-98

8.   NEW COURT FINANCIAL-DICKSON GMP                        Forklift
     $75,298 OUTSTANDING AT 11-30-98

9.   LCA FINANCIAL-DICKSON GMP                      990 CFM Air Compressor
     Dickson GMP $46,853 OUTSTANDING AT
     11-30-98
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

                                  SCHEDULE 9.2
                           DEBT AGREEMENTS AND LIENS



The Borrowers and their Subsidiaries have the following material Debt
Agreements:

-----------------------------------------------------------------------------------
          LENDER                                     COLLATERAL/LIEN
-----------------------------------------------------------------------------------
1.   MR. & MRS. MARCUS DICKSON                      3 1/2 acres of land @
     MORTGAGE-Dickson GMP                           4001 Woodland Highway
     $313,786 OUTSTANDING AT 11-30-98                  New Orleans, LA

2.   TRANSAMERICA INSURANCE FINANCE-                      Unsecured
     TransCoastal Marine Services, Inc.
     $2,042,730 OUTSTANDING AT 11-30-98

3.   BANKONE-TransCoastal Marine                 Accounts Receivables and Certain
     Services, Inc.                                        Equipment
     $15,000,000 REVOLVER IN PLACE AT
     CLOSING

4.   ENRON CAPITAL & TRADE RESOURCES         Subordinated lien on all Equipment and
     CORP.-TransCoastal Marine Services,             Accounts Receivables
     Inc.
     $20,000,000 SUBORDINATED DEBT IN
     PLACE AT CLOSING

5.
     (INTENTIONALLY DELETED)


6.   WOODSON FAMILY-Woodson Company                        Unsecured
     $1,091,907 OUTSTANDING AT 11-30-98

7.   NEW COURT FINANCIAL-Dickson GMP                        Forklift
     $73,513 OUTSTANDING AT 11-30-98

8.   NEW COURT FINANCIAL-DICKSON GMP                        Forklift
     $75,298 OUTSTANDING AT 11-30-98

9.   LCA FINANCIAL-DICKSON GMP                      990 CFM Air Compressor
     Dickson GMP $46,853 OUTSTANDING AT
     11-30-98
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------